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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

QLT INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

November 6, 2015

To the Shareholders of QLT Inc.

I am pleased to invite you to attend the Annual General and Special Meeting (the "Annual Meeting") of shareholders of QLT Inc. ("QLT") to be held on Tuesday, December 15, 2015 at 10:00 AM (Pacific Time)/1:00 PM (Eastern Time) at Suite 1800–510 West Georgia Street, Vancouver, British Columbia V6B 0M3.

The attached Notice of Annual Meeting and Proxy Statement provide details of the business to be conducted at the Annual Meeting. The Notice of Annual Meeting and Proxy Statement and the Instrument of Proxy (or voting information form) are first being mailed to shareholders on or about November 18, 2015. The Annual Report on Form 10-K was previously mailed to shareholders on May 12, 2015.

Your vote is very important to us. Whether or not you plan to attend our Annual Meeting, please communicate your vote in accordance with the instructions in the Proxy Statement and the enclosed Instrument of Proxy (or voting information form).

Thank you for your continued support of QLT and I look forward to seeing you at the Annual Meeting on December 15, 2015.

Sincerely,

QLT Inc.

Dr. Geoffrey F. Cox, Interim Chief Executive Officer

QLT Inc.
887 Great Northern Way, Suite 250
Vancouver, British Columbia, V5T 4T5

Notice of Annual General and Special Meeting of Shareholders to be held on December 15,  2015

  NOTICE IS HEREBY GIVEN that the Annual General and Special Meeting (the "Annual Meeting") of shareholders of QLT Inc. ("QLT" or the "Company") will be held at Suite 1800–510 West Georgia Street, Vancouver, British Columbia V6B 0M3 on Tuesday, December 15, 2015 at 10:00 AM (Pacific Time) for the following purposes, each of which is described in more detail in the accompanying Proxy Statement (the "Proxy Statement"):

1.
To receive the Annual Report on Form 10-K, and the Audited Consolidated Financial Statements of QLT for the year ended December 31, 2014, together with the Report of the Independent Registered Chartered Accountants on those Financial Statements.

2.
To elect six directors (the "Directors") to serve for the ensuing year.

3.
To approve a reorganization of QLT's share capital pursuant to a statutory plan of arrangement under Section 288 of the Business Corporations Act (British Columbia).

4.
To approve the appointment of Deloitte LLP (formerly Deloitte & Touche LLP) as independent auditors of QLT for the ensuing year and to authorize the Directors to fix the remuneration to be paid to the auditors.

5.
To conduct an advisory vote on the compensation of our named executive officers.

6.
To transact such other business as may properly come before the Annual Meeting, or at any adjournments or postponements thereof.

  You are entitled to receive notice of and attend the Annual Meeting, and may vote at the Annual Meeting, if you were a shareholder of QLT at the close of business on November 6, 2015, which we refer to as the "record date." If you were a registered shareholder on November 6, 2015 and you are unable to attend the Annual Meeting in person, you may vote by proxy on the matters to be considered at the Annual Meeting. Please read the notes accompanying the Instrument of Proxy enclosed with these materials and then follow the instructions for voting by proxy contained in this Proxy Statement. If on November 6, 2015, your shares in QLT were held of record in your brokerage firm, securities dealer, trust company, bank or another similar organization, you may vote at the Annual Meeting if you complete a voting information form obtained from that organization issued in your name and carefully follow any instructions that are provided to you in connection with that voting information form, or if you follow the instructions contained in this Proxy Statement for submitting another form of written documentation to appoint yourself, or your nominee, as a proxyholder.

  In order for it to be voted at the Annual Meeting, a proxy must be received (whether delivered by mail, telephone or Internet) by no later than 10:00 AM (Pacific Time)/1:00 PM (Eastern Time) on Friday, December 11, 2015 by our registrar and transfer agent, Computershare Investor Services Inc., Attn: Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, telephone number: 1-866-732-VOTE (8683), website: www.investorvote.com. The Chairman of the Annual Meeting may determine, in his sole discretion, to accept or reject an Instrument of Proxy that is delivered in person to the Chairman at the Annual Meeting as to any matter in respect of which a vote has not already been cast.

The enclosed Instrument of Proxy is solicited by our Board of Directors and management, but you may amend it if you wish by striking out the names listed in the Instrument of Proxy and inserting in the space provided the name of the person you wish to represent you at the Annual Meeting.

DATED at Vancouver, British Columbia, this 6th day of November, 2015.

 BY ORDER OF THE BOARD OF DIRECTORS

Dr. Geoffrey F. Cox
Interim Chief Executive Officer

Whether or not you plan to attend the Annual Meeting, please communicate your vote in accordance with the instructions in the Proxy Statement and the enclosed Instrument of Proxy (or voting information form) as soon as possible. If you are able to attend the Annual Meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

This Proxy Statement and our Annual Report for the fiscal year ended December 31, 2014 are available at www.qltinc.com by clicking on "2015 Proxy Materials and Annual Report" or directly at: http://phx.corporate-ir.net/phoenix.zhtml?c=67181&p=irol-proxy

APPENDIX "A" — PLAN OF ARRANGEMENT	A-1
APPENDIX "B" — INTERIM ORDER	B-1
APPENDIX "C" — REQUISITION FOR FINAL HEARING	C-1

QLT INC.
887 Great Northern Way, Suite 250
Vancouver, British Columbia, V5T 4T5

PROXY STATEMENT FOR
ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, DECEMBER 15, 2015

        We are providing you this Notice of Annual General and Special Meeting and Proxy Statement, together with the enclosed Instrument of Proxy, because our Board of Directors and management are soliciting your proxy to vote at our Annual General and Special Meeting of shareholders to be held on Tuesday, December 15, 2015 (the "Annual Meeting"). This Proxy Statement contains information about the matters being voted on at the Annual Meeting and important information about QLT. Unless otherwise stated, information in this Proxy Statement is given as of November 6, 2015. As many of our shareholders are expected to be unable to attend the Annual Meeting in person, proxies are solicited, to give each shareholder an opportunity to vote on all matters that will properly come before the Annual Meeting. QLT intends to mail this Proxy Statement and accompanying Instrument of Proxy or voting information form ("VIF"), as applicable, on or about November 18, 2015 to all shareholders of record as of the close of business on November 6, 2015, which we refer to as the "record date."

        We use a number of abbreviations in this Proxy Statement. We refer to QLT Inc. as "QLT" or "the Company," "we," "us" or "our" and to our board of directors as the "Board" or the "Board of Directors." The term "proxy solicitation materials" includes this Proxy Statement and the enclosed Instrument of Proxy or VIF, as applicable. References to "2014" and "2015" mean our 2014 fiscal year which began on January 1, 2014 and ended on December 31, 2014 and our 2015 fiscal year which began on January 1, 2015 and will end on December 31, 2015, respectively. Our Annual General and Special Meeting of Shareholders to be held on Tuesday, December 15, 2015 is referred to as the "Annual Meeting" or the "Meeting." References in this Proxy Statement to the Annual Meeting include any adjournment or postponement of the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT
AND OUR ANNUAL MEETING

Why did I receive this Proxy Statement?

        You are receiving these proxy materials from us because you owned common shares of QLT at the close of business on the record date. When you vote using the Instrument of Proxy, you appoint Mr. Jason M. Aryeh or, failing him, Dr. Geoffrey Cox, as your representative at the Annual Meeting. Mr. Aryeh and Dr. Cox will vote your shares at the Annual Meeting as you have instructed them on the Instrument of Proxy. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to vote by proxy in advance of the Annual Meeting in case your plans change. You have the right to appoint another person to attend and act on your behalf at the Annual Meeting other than the persons named in the enclosed Instrument of Proxy. To exercise this right, you should strike out the names of the persons named in the Instrument of Proxy and insert the name of your nominee in the blank space provided. A person appointed as a proxy holder need not be a shareholder of QLT.

 Can I access the proxy materials on the Internet?

        Yes. This Proxy Statement and our Annual Report for the fiscal year ended December 31, 2014 are available on our website at www.qltinc.com by clicking "2015 Proxy Materials and Annual Report" or directly at: http://phx.corporate-ir.net/phoenix.zhtml?c=67181&p=irol-proxy.

What is the date, time and place of the Annual Meeting?

        The Annual Meeting will be held at Suite 1800–510 West Georgia Street, Vancouver, British Columbia V6B 0M3, on Tuesday, December 15, 2015 at 10:00 AM (Pacific Time)/1:00 PM (Eastern Time).

 Who is entitled to vote at the Annual Meeting?

        Only shareholders of record at the close of business on the record date may vote at the Annual Meeting. On a show of hands every shareholder present in person has one vote, and on a poll every shareholder present in person or by proxy has one vote for each QLT common share registered in the shareholder's name. There are no other classes of voting securities other than the common shares. Cumulative voting is not permitted.

What am I voting on at the Annual Meeting?

        At the Annual Meeting, shareholders will be asked to vote on the following items of business:

  1.
  the election of six directors for the ensuing year;

  2.
  the approval of a reorganization of QLT's share capital pursuant to a statutory plan of arrangement under Section 288 of the Business Corporations Act (British Columbia) (the "Reorganization of Share Capital") pursuant to the shareholder resolution under the heading "Proposal No. 2 — Approval of the Reorganization of Share Capital Pursuant to an Arrangement";

  3.
  the appointment of Deloitte LLP (formerly Deloitte & Touche LLP) as independent auditors of QLT for the ensuing year and the authorization of the directors to fix the remuneration to be paid to the auditors; and

  4.
  an advisory vote on the compensation of our named executive officers.

        QLT does not know of any business or proposals to be considered at the Annual Meeting other than those set out in this Proxy Statement. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at their discretion. The proxy holders intend to vote the shares they represent as directed by our Board.

How does the Board recommend that I vote?

        Our Board believes that each of the resolutions being put to the shareholders at the Annual Meeting is in the best interests of QLT and our shareholders and, accordingly, recommends that each shareholder vote such shareholder's shares "FOR" each of the director nominees, "FOR" the approval of the Reorganization of Share Capital, and "FOR" the approval of Deloitte LLP as our independent auditors for 2015. Our Board also recommends that each shareholder vote such shareholder's shares "FOR" the approval of the compensation of our named executive officers, on an advisory basis, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission (the "SEC").

What vote is required to approve each proposal?

        Broker Non-Votes and Abstentions.    Common shares that are represented by "broker non-votes" (i.e., common shares held by a bank, broker or other holder of record holding shares for a beneficial owner that are represented at the Annual Meeting but with respect to which the bank, broker or other holder of record is not empowered to vote on a particular proposal) and common shares held by holders who abstain from voting (or vote "withhold") on any matter will have no effect on the legal outcome of the matter, but are included for quorum purposes. We encourage all shareholders that hold shares through a bank, broker or other holder of record to provide voting instructions to such parties well in advance of the Annual Meeting to ensure that their shares are voted at the Annual Meeting.

        Election of Directors.    For Proposal No. 1, under the Business Corporations Act (British Columbia) (the "BCBCA"), directors are entitled to be elected by a plurality of the votes cast at the Annual Meeting. This means that the six nominees with the most votes for election will be elected, subject to the requirements of the Company's majority voting policy (the "Majority Voting Policy"), which applies for elections of directors at uncontested shareholders' meetings. The Majority Voting Policy is required pursuant to the policies of the Toronto Stock Exchange. Pursuant to this policy, any nominee for director for which there are a greater number of votes "withheld" than votes "for" his or her election will be required to tender his or her resignation as a director of the Company. For more details with respect to the Majority Voting Policy, see "QLT Proposal No. 1: Election of Directors — Majority Voting Policy".

        You may choose to vote, or withhold your vote, separately for each nominee director.

        Approval of Reorganization of Share Capital.    For Proposal No. 2, the proposed Reorganization of Share Capital pursuant to an Arrangement, the affirmative vote of two-thirds of the common shares voted at the Annual Meeting will be required for approval.

        Appointment of Auditors.    For Proposal No. 3, the appointment of Deloitte LLP as auditors and authorization of the Board to fix the remuneration to be paid to the auditors, the affirmative vote of a majority of the common shares voted at the Annual Meeting will be required for approval.

        Advisory Vote on the Compensation of Named Executive Officers.    For Proposal No. 4, the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, the affirmative vote of a majority of the common shares voted at the Annual Meeting will be required for approval, on an advisory basis. Because your vote is advisory, it will not be binding on the Board, the Compensation Committee or QLT. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions about executive compensation.

Who may attend the Annual Meeting?

        All QLT shareholders are invited to attend the Annual Meeting, including shareholders whose shares are held by their brokerage firm or another similar organization, or who otherwise do not hold their common shares in their own name (referred to herein as "Beneficial Shareholders"). Beneficial Shareholders fall into two categories — those who object to their identity being known to the issuers of securities which they own ("OBOs") and those who do not object to their identity being made known to the issuers of the securities which they own ("NOBOs"). Beneficial Shareholders should note that only proxies deposited by shareholders who appear on the records maintained by QLT's registrar and transfer agent as registered holders of common shares will be recognized for the purposes of attending and voting at the Annual Meeting. If common shares are listed in an account statement provided to a Beneficial Shareholder by a broker, then those common shares will, in all likelihood, not be registered in the shareholder's name. Such common shares will more likely be registered under the name of the shareholder's broker or an agent of that broker. Without specific instructions, brokers and their agents and nominees are prohibited from voting shares for the broker's clients. Therefore, each Beneficial Shareholder should ensure that voting instructions are communicated to the appropriate person well in advance of the Annual Meeting.

        Although a Beneficial Shareholder may not be recognized directly at the Annual Meeting for the purposes of voting common shares registered in the name of such shareholders' broker, a Beneficial Shareholder may attend the Annual Meeting as proxyholder for the registered shareholder and vote the common shares in that capacity. A Beneficial Shareholder who wishes to attend the Annual Meeting and to vote their common shares as proxyholder for the registered shareholder, should enter their own name in the blank space on the VIF and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker. Alternatively, National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer ("NI 54-101") allows a Beneficial Shareholder to submit to the applicable intermediary any document in writing that requests that the Beneficial Shareholder, or a nominee of the Beneficial Shareholder, be appointed as proxyholder. If such a request is received, the applicable intermediary must arrange, without expense to the Beneficial Shareholder, to appoint such Beneficial Shareholder or its nominee as a proxyholder and to deposit that proxy within the time specified in this Proxy Statement, provided that the intermediary receives such written instructions from the Beneficial Shareholder at least one business day prior to the time by which proxies are to be submitted at the Annual Meeting, with the result that such a written request must be received by 10:00 AM (Pacific Time)/1:00 PM (Eastern Time) on the day which is at least three business days prior to the Annual Meeting.

What is the quorum for the Annual Meeting?

        The authorised share structure of QLT is comprised of 500,000,000 common shares and 5,000,000 First Preference shares, of which, there were 52,829,398 common shares of QLT issued and outstanding on the record date. All common shares in the capital of the Company carry the right to one vote. At least (i) two shareholders,

(ii) two proxy holders representing two shareholders, or (iii) one shareholder and a proxy holder representing another shareholder entitled to vote at the Annual Meeting, present in person at the beginning of the Annual Meeting and collectively holding or representing by proxy in the aggregate not less than 33 1/3% of the issued and outstanding QLT common shares as of the record date, will constitute a quorum for the Annual Meeting. To the knowledge of the directors and executive officers of QLT, as of November 6, 2015, the only persons or companies that beneficially own, control or direct, directly or indirectly, 10% or more of QLT's common shares is NB Public Equity K/S which, as evidenced by public filings, owns 6,447,626 common shares, representing approximately 12.20% of the issued and outstanding common shares.

How do I vote?

        Carefully read and consider the information contained or incorporated by reference in this Proxy Statement. You should also determine whether you hold your shares directly in your name as a registered shareholder or through a broker or other nominee, because this will determine the procedure that you must follow in order to vote. If you are a registered shareholder of QLT (that is, if your shares are registered in your name, as opposed to being held through a broker or other intermediary), you may vote in any of the following ways:

  •
  in person at the Annual Meeting;

  •
  by mail — complete, sign and date the enclosed Instrument of Proxy and return it as soon as possible to our registrar and transfer agent, Computershare Investor Services Inc. ("Computershare"), Attn: Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1;

  •
  by telephone — call 1-866-732-VOTE (8683) toll free from your touch-tone phone and follow the instructions (you will need the control number located on the enclosed Instrument of Proxy). You do not need to return your Instrument of Proxy form if you vote by telephone; or

  •
  using the Internet — go to www.investorvote.com and follow the instructions on the screen (you will need the control number located on the enclosed Instrument of Proxy). You do not need to return your Instrument of Proxy form if you vote using the Internet.

        All votes made by proxy must be received (whether delivered by mail, telephone or Internet) no later than Friday, December 11, 2015 at 10:00 AM (Pacific Time)/1:00 PM (Eastern Time).

        If you are a Beneficial Shareholder, then you will have received this material from your broker or the intermediary seeking your instructions as to how you wish your shares to be voted. In that case, follow the instructions given to you by your broker or the other intermediary. Existing Canadian regulatory policy requires brokers and other intermediaries to seek voting instructions from Beneficial Shareholders in advance of shareholder meetings. The various brokers and other intermediaries have their own mailing procedures and provide their own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their common shares are voted at the Annual Meeting. The form of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is substantially similar to the Instrument of Proxy provided directly to registered shareholders by QLT. However, its purpose is limited to instructing the registered shareholder (i.e., the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder. A Beneficial Shareholder who receives a VIF from its broker or other intermediary cannot use that form to vote common shares directly at the Annual Meeting. The VIFs must be returned to your broker or other intermediary (or instructions respecting the voting of common shares must otherwise be communicated to your broker or other intermediary) well in advance of the Annual Meeting in order to have the common shares voted. If you have any questions respecting the voting of common shares held through a broker or other intermediary, please contact that broker or other intermediary for assistance.

        The Notice of Meeting, Proxy Statement, Instrument of Proxy and VIF, as applicable, are being provided to both registered shareholders and Beneficial Shareholders. Subject to the provisions of NI 54-101, issuers may request and obtain a list of their NOBOs from intermediaries directly or via their transfer agent and may obtain and use the NOBO list for the distribution of proxy-related materials directly to such NOBOs.

        QLT has distributed copies of the Notice of Meeting, Proxy Statement and VIF to intermediaries for distribution to NOBOs. Unless you have waived your right to receive the Notice of Meeting, Proxy Statement and VIF, intermediaries are required to deliver them to you as a NOBO of QLT and to seek your instructions on how to vote your common shares.

        QLT's OBOs can expect to be contacted by their brokers or their broker's agents. QLT will assume the costs associated with the delivery of the Notice of Meeting, Proxy Statement and VIF, as set out above, to OBOs by intermediaries.

        The Chairman may determine, in his sole discretion, to accept or reject an Instrument of Proxy that is delivered in person to the Chairman at the Annual Meeting as to any matter in respect of which a vote has not already been cast. If you are a shareholder of record, you have the right to appoint another person to attend and act on your behalf at the Annual Meeting other than the persons named in the enclosed Instrument of Proxy. To exercise this right, you should strike out the names of the persons named in the Instrument of Proxy and insert the name of your nominee in the blank space provided. A person appointed as a proxy holder need not be a shareholder of QLT. If you are a Beneficial Shareholder, you should follow the instructions set out above in the section entitled "Who may attend the Annual Meeting?" in connection with appointing another person to attend and act for it at the Annual Meeting.

How will proxies be exercised?

        The proxy holder will vote or withhold from voting according to instructions in the Instrument of Proxy on any ballot that may be called for and for which a choice has been specified. If you properly return your Instrument of Proxy, but do not include instructions on how to vote, your shares will be voted "FOR" the election of the six nominees for election to the Board as set out in this Proxy Statement; "FOR" the approval of the Reorganization of Share Capital; " "FOR" the approval of the appointment of Deloitte LLP as our independent auditors for the ensuing year and the authorization of the Board to fix the remuneration to be paid to the auditors; and "FOR" the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

        The Instrument of Proxy also confers upon the proxy holder discretionary authority to vote all shares represented by the proxy with respect to amendments or variations to matters identified in the Notice of Meeting and any other matter that properly comes before the Annual Meeting. We know of no such amendment, variation or other matter that is to be presented for action at the Annual Meeting. However, if any other matters which are not now known to us should properly come before the Annual Meeting, the proxies will be voted, or not voted, by the proxy holder in his or her discretion.

 What does it mean if I receive more than one set of proxy materials?

        You may receive more than one set of proxy materials because you own QLT common shares that are registered under different names. For example, you may own some shares directly as a shareholder of record and other shares through a broker, or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. It is necessary for you to vote all of the Instruments of Proxy according to the instructions contained in this Proxy Statement and to follow the instructions for any alternative voting procedures you receive in order to vote all of the shares you own. Each Instrument of Proxy you receive will come with its own prepaid return envelope. If you vote by mail, please make sure you return each Instrument of Proxy in the return envelope that accompanies that Instrument of Proxy.

Can I change my vote after I have voted?

        You may revoke your proxy at any time before it is exercised at the Annual Meeting. A proxy may be revoked by voting in person at the Annual Meeting, by an instrument in writing stating that the proxy is revoked and signed and delivered as follows, or in any other manner provided by law. In order to revoke your proxy:

  •
  the instrument revoking the proxy must be signed by you or by the person to whom you have granted a power of attorney in writing. If the shareholder is a corporation, the instrument of revocation must be signed under that corporate shareholder's corporate seal or by a duly authorized officer or attorney of the corporation; and

  •
  the instrument revoking the proxy must be (i) delivered to QLT's registered and records office at Suite 2600, 1066 West Hastings Street, Vancouver, British Columbia, Canada V6E 3X1, on or before Monday, December 14, 2015 at 10:00 AM (Pacific Time)/1:00 PM (Eastern Time) or the last business day preceding the date of any adjournment of the Annual Meeting at which the proxy is to be voted, or (ii) deposited with the Chairman on the date of the Annual Meeting or any adjournment of it before the taking of any vote in respect of which the proxy is to be used.

        If your shares are held in the name of an intermediary such as a brokerage firm, securities dealer, trust company, bank or other nominee institution, you may change your vote by submitting new voting instructions to your intermediary, as applicable. You will need to contact your brokerage firm, securities dealer, trust company, bank or other nominee institution to learn how to make that change.

Who will tabulate the votes?

        Our transfer agent, Computershare, will tabulate votes cast by proxy by an automated system. Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by us to act as scrutineer for the Annual Meeting.

Who pays the cost of the proxy solicitation?

        We will pay the cost of soliciting these proxies, including the printing, handling and mailing of the proxy materials. Copies of these materials will be given to brokerage firms, securities dealers, trust companies, banks and other institutions that hold our shares that are beneficially owned by others. We will reimburse these brokerage firms, securities dealers, trust companies, banks and other institutions for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of our shares. Proxies may be solicited by certain directors, officers and employees of QLT personally or by telephone, mail, facsimile or e-mail. No additional compensation will be paid to directors, officers or other QLT employees for soliciting proxies. In addition, we may engage external proxy solicitation services to solicit proxies from brokers, banks and other institutional holders and from beneficial owners and individual holders of record of common shares. In the event we engage such proxy solicitation services, we anticipate that the services would be provided at a standard fee and on other typical commercial terms.

How can shareholders submit proposals for QLT's Next Annual General Meeting?

        Under U.S. securities laws, the deadline for submitting shareholder proposals for inclusion in the Company's proxy statement and form of proxy for the Company's 2015 Annual General Meeting of Shareholders is May 21, 2016. Proposals must be sent to our registered office at Suite 2600, 1066 West Hastings Street, Vancouver, British Columbia, Canada V6E 3X1.

        Under the BCBCA, a proposal for a matter for consideration at the 2016 annual meeting of Shareholders must be received at our registered office at the address above on or before July 14, 2016. For a proposal under the BCBCA to be valid, it must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate, (i) constitute at least 1% of the issued shares of QLT that have the right to vote at general meetings, or (ii) have a fair market value in excess of $2,000. For the submitter or a qualified shareholder to be eligible to sign the proposal, that shareholder must have been the registered or beneficial owner of QLT shares that carry the right to vote at general meetings for an uninterrupted period of at least two years before the date the proposal is signed, among other requirements.

 DOCUMENTS INCORPORATED BY REFERENCE

        The applicable securities laws allow QLT to "incorporate by reference" documents into this Proxy Statement which are filed with the SEC and with the Canadian securities regulators on SEDAR (www.sedar.com). Statements contained in this Proxy Statement, or in any document incorporated by reference into this Proxy Statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC or with the Canadian securities regulators on SEDAR. The following information incorporated by reference into this Proxy Statement is considered to be a part of this Proxy Statement:

  •
  Aralez Pharmaceutical Limited's registration statement on Form S-4 declared effective by the SEC on November 5, 2015 and filed with the SEC on October 30, 2015 and on SEDAR on November 6, 2015 (the "Aralez Registration Statement"); and

  •
  The management information circular of Tribute Pharmaceuticals Canada Inc. ("Tribute") prepared for the special meeting of Tribute shareholders to be held on December 9, 2015 (the "Tribute Circular") filed with the SEC as exhibit 99.1 to the Current Report on Form 8K by Tribute on November     •    , 2015, and filed on SEDAR on November 6, 2015.

        The Aralez Registration Statement and Tribute Circular are available on SEDAR under Tribute's profile at www.sedar.com. You may read and copy the Aralez Registration Statement and Tribute Circular at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference room. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including the Aralez Registration Statement and Tribute Circular. The SEC's Internet site can be found at http://www.sec.gov.

        QLT will furnish without charge to you, upon written or oral request, a copy of any or all of its documents incorporated by reference, including exhibits to these documents. You should direct any requests for documents to QLT's headquarters at QLT Inc., Attention: Investor Relations, 887 Great Northern Way, Suite 250, British Columbia, Canada V5T 4T5, telephone: (604) 707-7000.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

        This Proxy Statement and the documents incorporated by reference herein contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and may be forward-looking information as defined under applicable Canadian securities legislation (collectively, "forward-looking statements"). Forward looking statements include, but are not limited to, statements concerning the proposed Aralez Transaction, the proposed Aralez Distribution, the proposed Convertible Note Distribution, the proposed Reorganization of Share Capital (as such terms are defined herein), including any statements regarding the expected timetable for completion of the Aralez Transaction, Aralez Distribution, the Convertible Note Distribution, the Reorganization of the Share Capital, the potential benefits of the Aralez Distribution, the Convertible Note Distribution, the Reorganization of Share Capital to QLT shareholders, the future potential of Aralez Pharmaceuticals plc. and any other statements regarding QLT's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are "forward-looking" statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often, but not always, made through the use of words or phrases such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated," "aim," "on track," "target," "opportunity," "tentative," "positioning," "designed," "create," "predict," "project," "seek," "would," "could," "potential," "continue," "ongoing," "upside," "increases," and "potential" and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements.. In making such statements the Company has assumed that the Aralez Transaction will complete, that the Board will formally approve the proposed Convertible Note Distribution and that the transactions contemplated under the Backstop Agreement will complete. There is no certainty that such assumptions will be correct. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the Board's discretion not to complete either the Aralez Distribution and/or the Convertible Note Distribution, timing to consummate the Aralez Distribution and/or the Convertible Note Distribution and the risk that a condition to closing the Aralez Transaction may not be satisfied, and the risk that shareholder approval of the Reorganization of Share Capital may not be obtained. Additional information concerning these and other factors can be found in QLT's filings with the SEC, including QLT's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. QLT assumes no obligation to update any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

CORPORATE GOVERNANCE

Overview of Our Corporate Governance Principles

        We believe that effective and transparent corporate governance is critical to our long-term success and our ability to create value for our shareholders. We review our corporate governance policies, monitor emerging developments in corporate governance and update our policies and procedures when our Board determines that it would benefit QLT and our shareholders to do so.

        We maintain a corporate governance page on our website that includes key information about our corporate governance, including our Code of Ethics and Code of Exemplary Conduct and the charters for the Audit and Risk, Corporate Governance and Nominating, Compensation, and Scientific Review Committees of our Board, all of which can be found at QLT's website at www.qltinc.com by clicking on "Corporate Governance" under "Investors." The charter of the Audit and Risk Committee is also available on SEDAR at www.sedar.com. The documents noted above will also be provided without charge to any shareholder who requests them. Any changes to these documents, and any waivers granted by us with respect to our Code of Ethics, will be posted on our website.

        We also monitor our corporate governance policies and practices to maintain compliance with the provisions of the Sarbanes-Oxley Act of 2002, rules of the SEC, National Instrument 58-101 — Disclosure of Corporate Governance Guidelines, National Policy 58-201 — Corporate Governance Guidelines, National Instrument 52-110 — Audit Committees, the Marketplace Rules of The NASDAQ Stock Market ("NASDAQ"), and the policies of the TSX (collectively, the "Governance Guidelines"). Our policies and practices meet or exceed the Governance Guidelines.

Disclosure Practices

        QLT has in place disclosure controls and procedures to ensure QLT meets its information disclosure obligations on a timely basis. These disclosure controls and procedures are evaluated on an ongoing basis, not less than quarterly, to ensure the controls and procedures allow QLT to accomplish this objective. To implement and review our disclosure controls and procedures, current management of QLT established a Disclosure Practices Committee. The disclosure controls and procedures include procedures for ensuring prompt and effective communication of any material or reportable event to the appropriate executives, and also for designating those individuals within QLT responsible for preparing, reviewing and approving the content of any disclosure.

Corporate Code of Ethics and Code of Exemplary Conduct

        QLT has adopted a Code of Ethics which is applicable to all directors, officers and employees of QLT, as well as a Code of Exemplary Conduct which applies to the Chairman, directors, executive officers and all senior financial managers, internal legal counsel and human resources managers of QLT. As further described in the charter of the Audit and Risk Committee (available on our website at www.qltinc.com), the Audit and Risk Committee is responsible for monitoring compliance with the Code of Ethics and Code of Exemplary Conduct, and, together with the Board, reviewing and, if determined appropriate, updating the Codes annually.

        Our Audit and Risk Committee and our management review and discuss with the Board from time to time the effectiveness of our Code of Ethics and our Code of Exemplary Conduct and any areas or systems that may be further improved. QLT has not been required to, and has not, filed a material change report that pertains to any conduct of any of our directors or executive officers that constitutes a departure from these codes.

        QLT complies with the provisions of the BCBCA that deal with conflict of interest situations. QLT, through directors' and officers' questionnaires and other systems, also gathers and monitors relevant information in relation to potential conflicts of interest that a director or officer may have.

        The Code of Ethics and Code of Exemplary Conduct are available on QLT's website at www.qltinc.com. QLT will also post on its website any amendments to those codes or waivers of compliance by directors or executive officers. In 2014, there were no such amendments made or waivers granted.

Mandate of the Board and the Chairman of the Board

        Our Board is responsible for the supervision of the management of the business and affairs of QLT, the stewardship of QLT and the enhancement of shareholder value. The Board has adopted a written Mandate, which is applicable to all directors, and which has formalized its position on corporate governance. The Board has also developed a written position description for the Chairman of the Board, which is detailed in the Mandate of the Chairman of the Board and described below under the heading "Board Leadership Structure". The Mandate of the Board and the Mandate of the Chairman of the Board are incorporated herein by reference and are available on our website at www.qltinc.com and on SEDAR at www.sedar.com or copies will be provided without charge to any shareholder who requests them by writing to "QLT Investor Relations," 887 Great Northern Way, Suite 250, Vancouver, British Columbia, Canada, V5T 4T5. The Corporate Governance and Nominating Committee of the Board is charged with reviewing and ensuring that good corporate governance practices and the Mandate of the Board are followed. The Corporate Governance and Nominating Committee is also responsible for reviewing and, if determined appropriate, updating the Mandate of the Board.

        On October 24, 2014, Dr. Geoffrey F. Cox was appointed as the Interim Chief Executive Officer (the "Interim CEO") of the Company. Prior to Dr. Cox's appointment, the Executive Transition Committee (the "ETC") had been performing the function of the CEO on an interim basis. Upon Dr. Cox's appointment the ETC was disbanded. The Board has not developed a written position description for the CEO at this time. Under the Board's written Mandate it is responsible for developing a succession plan for the CEO, and for discussing with the CEO succession plans for other senior management personnel. The CEO (or the Interim CEO) is responsible for recommending and then implementing the corporate strategy approved by the Board and for managing QLT's business with the objective of meeting the corporate goals. The Board reviews, approves and documents in writing the annual corporate goals and objectives that the CEO (or the Interim CEO) is responsible for meeting each year, and the Board, together with the Compensation Committee, will assess the CEO's (or the Interim CEO's) performance against those goals.

        During 2014, the Board kept informed of the business through open discussions with and reports from the ETC, Interim CEO, and key members of management. Going forward, the Interim CEO and key members of management will continue this responsibility. The Board also keeps itself informed by reviewing documents, such as detailed periodic management reports and quarterly financial statements, by attending presentations made during Board meetings and through periodic reports given to the full Board from each of QLT's committees. QLT's directors have access to all books, records and reports upon request, and members of its management are available at all times to answer any questions.

Role of the Board in Risk Oversight

        The Board is actively involved in overseeing risk management for QLT. In accordance with the Mandate of our Board, the Board, as a whole, oversees the development and application of policies regarding corporate governance, and is responsible for adopting the corporate strategies and plans for QLT's business, identifying the principal risks of QLT's business and ensuring the implementation of the appropriate systems to manage these risks, overseeing the integrity of QLT's internal controls and management information systems and maintaining a continuing dialogue with senior management in order to ensure QLT's ability to respond to changes, both internal and external, which may affect its business operations from time to time. This oversight is also conducted through committees of the Board. The Board receives full reports from each committee Chairman regarding the committee's consideration and actions. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. These areas of focus include financial reporting, compliance, compensation and operations, as summarized below.

        The Audit and Risk Committee reviews and discusses with management significant financial risks and the actions management has taken to monitor and mitigate potential exposures. The Audit and Risk Committee also assesses other areas of enterprise risk exposure as determined by the Board from time to time, and QLT's policies with respect to risk assessment and risk management.

        The Corporate Governance and Nominating Committee oversees risk management as it relates to, among other things, the development and assessment of our corporate governance framework, board and Chairman succession, including board and committee nominations, membership and standards, and potential conflicts of interest.

        The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive compensation programs and reviewing our incentive compensation programs for other employees. This includes a review of our material compensation policies and practices under which the Compensation Committee concluded that these policies and practices are not reasonably likely to have a material adverse effect on QLT.

        The Scientific Review Committee reviews management's direction and investment in QLT's research, development and technology initiatives to ensure that the scientific strategy and its implementation are consistent with and support the strategic and business objectives of QLT. The Scientific Review Committee works with management to identify operational risks with respect to current and future research and development programs and products and technology in which QLT is investing its research and development efforts.

Board Leadership Structure

        We operate under a corporate governance structure where the Chairman of the Board and the CEO are separate positions held by different individuals. Due to the demands of each position, we believe separating these roles enhances the ability of each to discharge his duties and fosters more accountability.

        In 2012, following the departure of Robert Butchofsky, QLT's former President and CEO, the Board formed the ETC to perform the function of a CEO on an interim basis while the Board determined the resources and management necessary to pursue the Company's new strategy.

        The ETC was initially composed of Directors Jason M. Aryeh (Chairman of the Board and the ETC), Dr. Vicente Anido, Jr., Dr. John W. Kozarich and Jeffrey A. Meckler. On February 16, 2013, the ETC was reconstituted to be composed of Dr. Kozarich and Mr. Meckler, with Mr. Meckler serving as Chairman of the ETC. Under this revised committee structure, the Chairman of the Board ceased to be a member of the ETC. On October 24, 2014, Dr. Cox was appointed as Interim CEO and the ETC was disbanded. The Board of Directors believes that all of its members, other than Dr. Cox, are independent. Mr. Aryeh continues to serve as Chairman of the Board.

        We expect to maintain separate positions for the Chairman and the CEO because we believe that having the Board operate under the leadership and direction of a Board member who is independent from management provides the Board with the most appropriate mechanism to fulfill its oversight responsibilities.

Board Attendance at Annual Meeting

        It is a policy of the Board to encourage directors to attend regular Board meetings, Board committee meetings on which they serve and each annual general meeting of the shareholders. In 2014, all members of the Board attended the annual general meeting. It is anticipated that all director nominees, other than Dr. John W. Kozarich, will attend our 2015 Annual Meeting.

Decisions Requiring Prior Approval of the Board

        In addition to matters that must, by law or by the Articles of QLT, be approved by the Board, management is required to seek approval from the Board for major transactions, for any single expense that exceeds certain specified dollar values, and for certain transactions with related persons. Additional information relating to transactions with related persons is set forth below in this Proxy Statement under the heading "Executive Compensation — Review, Approval or Ratification of Transactions with Related Persons".

Orientation and Continuing Education Programs

        It is the intention of the Board that as and when a new Board nominee is appointed, the Board will ensure that a full program of orientation and education is provided for the nominee, including, but not limited to, provision of a complete corporate history, copies of past minutes of meetings of the Board and the Mandate of the Board, and information regarding our business and operations. The Corporate Governance and Nominating Committee is responsible for reviewing the current orientation and education program and recommending and initiating improvements to this program as warranted. As part of the ongoing commitment of the Board to effective governance and director continuing education, our directors are encouraged to periodically attend accredited courses on current trends in corporate governance and other relevant areas.

Outside Advice

        Each of the Audit and Risk Committee, the Compensation Committee and the Corporate Governance and Nominating Committee has the authority to engage external advisors as set forth in each of their respective charters. The Scientific Review Committee is also authorized to engage independent consultants with the approval of the Chairman of the Board.

Director and Officer Liability Insurance

        We maintain directors' and officers' liability insurance coverage through a policy covering QLT and its subsidiaries. This insurance provides coverage for indemnity payments made by QLT to our directors and officers as required or permitted by law for losses, including legal costs, incurred by our directors and officers in their capacity as such. This policy also provides coverage directly to individual directors and officers if they are not indemnified by QLT. The insurance coverage for our directors and officers has customary exclusions, including those acts determined to be uninsurable under law, deliberately fraudulent or dishonest, or that have resulted in personal profit or advantage.

Minimum Share Ownership Guidelines for Directors

        The Board believes it to be in the best interests of our shareholders to specify a minimum level of equity holdings in QLT by each independent director to further align the interests of our Board and shareholders. As a result, following consultation with Radford, an Aon Hewitt company ("Radford"), the independent compensation advisor to our Compensation Committee, we adopted share ownership guidelines for our independent directors. Under these guidelines, independent directors are encouraged to acquire (if not already held) common shares of QLT as follows:

  •
  Chairman: an amount equal to three times the Chairman's annual retainer, satisfied within five years from the date he or she assumes the office of Chairman; and

  •
  Directors other than the Chairman: an amount equal to three times the director's annual Board retainer, satisfied within five years from the date the director joined the Board.

        Holdings of vested in-the-money stock options and vested deferred share units (referred to as "DSUs") are counted towards fulfilling the guidelines. According to Radford, the implementation of share ownership guidelines instituted by the Board is consistent with Institutional Shareholder Services' best practices.

        The value of the shares owned for the purposes of fulfilling the share ownership guidelines is determined as the greater of the acquisition cost or the market value at the time of the determination. Compliance with the share ownership guidelines is evaluated on an annual basis by the Corporate Governance and Nominating Committee. All of the members of the Board have satisfied the share ownership guidelines to date.

        Our share ownership guidelines for executive officers are described below in this Proxy Statement under the heading "Compensation Discussion and Analysis".

Director Nomination Process

        To assist with director nominations, the Board has designated a standing committee, the Corporate Governance and Nominating Committee, as being responsible for reviewing and recommending nominees to the

Board. In evaluating prospective nominees, the Corporate Governance and Nominating Committee looks for the following minimum qualifications: strong business acumen, previous experience as an executive or director with successful companies, the highest standards of integrity and ethics, and a willingness and ability to make the necessary time commitment to diligently perform the duties of a director. In evaluating prospective nominees, the Corporate Governance and Nominating Committee also takes into account shareholder support of prospective nominees in previous director elections of the Company. Nominees are selected with a view to the best interests of QLT as a whole. All nominations proposed by the Corporate Governance and Nominating Committee must receive the approval of the Board.

        The Board prefers a mix of experience among its members to maintain a diversity of viewpoints and ensure that the Board can achieve its objectives. In searching for a new director, the Corporate Governance and Nominating Committee identifies particular areas of specialization that it considers beneficial, in addition to the general qualifications, having regard to the skill sets of the other members of the Board.

        Although we do not have a formal diversity policy, to foster and maintain a diversity of viewpoints, backgrounds and experience on the Board, the Corporate Governance and Nominating Committee evaluates the mix of skills and experience of the directors and assesses nominees and potential candidates in the context of the current composition of the Board and the requirements of QLT. In accordance with its charter, the Corporate Governance and Nominating Committee considers, among other things, the following in recommending candidates for election to the Board: (i) personal and professional integrity, ethics and values, (ii) experience in corporate management, such as serving as an officer or former officer of a publicly-held company, and a general understanding of marketing, finance, product development and other elements relevant to the success of a publicly-traded company in today's business environment, (iii) experience in the biotechnology industry in Canada and the United States, (iv) experience as a board member of another publicly-held company, (v) academic or therapeutic expertise in an area of QLT's operations and (vi) practical and mature business judgment, including the ability to make independent and analytical inquiries.

        The Corporate Governance and Nominating Committee may retain the assistance of a recruiting firm to assist it in identifying and recruiting candidates that possess the desired qualifications. The Corporate Governance and Nominating Committee may also involve other members of the Board or other Board committees to assist it with the recruitment of new directors. Potential nominees and their respective references are interviewed extensively in person before any nomination is endorsed by that Board committee.

        The Board will also consider any director nominees proposed by shareholders. Shareholders may submit nominations to the Board by addressing a communication to the Chairman of the Corporate Governance and Nominating Committee and providing sufficient information to the Corporate Governance and Nominating Committee to permit it to conduct an assessment of the qualifications of the proposed nominee, including biographical information about the candidate and his or her professional experience, confirmation of the candidate's willingness to serve as a director, and complete contact information for the candidate and the nominating shareholder. The methods by which a shareholder may communicate with the Corporate Governance and Nominating Committee are set out on QLT's website at www.qltinc.com. As a matter of policy, the Corporate Governance and Nominating Committee is committed to giving due and fair consideration to proposed nominations submitted by shareholders using the same criteria and processes as other nominations that come before it.

Independence of Directors

        To ensure QLT maintains good and objective governance, the Board strives to maintain strong independence from management. In determining whether directors are independent, each year the Board considers and discusses the nature and materiality of all direct or indirect relationships between each director nominee and QLT, including any family or business relationships. Under the applicable Canadian and United States securities laws, a relationship is considered material where that relationship could, in the view of the Board, reasonably interfere with the exercise of the director's independent judgment. A director who also serves as CEO of a company would be considered a non-independent director of that company under applicable Canadian and United States securities laws.

        Jeffrey A. Meckler served as Chairman of the ETC from January 1, 2014 to October 22, 2014. The Board carefully considered whether serving as Chairman or a member of the ETC, the mandate of which was to perform the function of the CEO of QLT on an interim basis while the Board determined the resources and management necessary to pursue the Company's new strategy, would interfere with the exercise of such director's independent judgment. The Board determined that serving as a member or Chairman of the ETC has not, at any time, interfered with the exercise of independent judgment by either any of the members of the ETC or any Chairman of the ETC, and that, as a result, the relevant "independence" test under the applicable Canadian and United States securities laws has been met. In making this determination, the Board, among other things, considered the role of the ETC and the division of responsibility among the members, the role of the Chairman of the ETC, the means and amounts by which the Chairman and the other members of the ETC are remunerated for serving as such, the lack of agreements with the Company or terms of service regarding service on the ETC, the fact that all of the members of the ETC are subject to annual election as directors, and the distinction in manner and degree of compensation and benefits between the ETC and the Company's past and current employed executive officers, among other factors. On October 23, 2014, Dr. Geoffrey Cox, a director of QLT, was appointed as the Interim CEO of QLT and the ETC was disbanded. As the Interim CEO of QLT, Dr. Cox is now considered a non-independent director.

        As a result, and in connection with a review of the nature and materiality of all direct or indirect relationships between each director and QLT, the Board has determined that, with the exception of Dr. Cox, who ceased being "independent" upon his appointment as Interim CEO on October 23, 2014, all members of the Board are and have been "independent", under the independence standards of the NASDAQ Marketplace Rules, since their respective appointments to the Board.

        QLT has determined that all Board member nominees for election as directors at the Annual Meeting, other than Dr. Cox, the Interim CEO of QLT, will be independent under the independence standards of the NASDAQ Marketplace Rules.

        From January 1, 2014 to October 22, 2014, Mr. Meckler was considered the Principal Executive Officer of QLT solely for SEC reporting purposes and for the purposes of certifying certain SEC disclosure documents. Dr. Cox assumed the role of Principal Executive Officer on October 23, 2014 upon his appointment as Interim Chief Executive Officer. While, as described above, it is the Board's view that Mr. Meckler qualified as an independent director of QLT under Canadian and U.S. securities laws, the Board acknowledges that his designation as "Principal Executive Officer" of QLT solely for SEC reporting purposes during the period specified above could create the appearance that Mr. Meckler was an executive officer of QLT during such time. Mr. Meckler was not an executive officer of QLT, but rather the ETC which as a whole served the function of the principal executive of QLT. QLT does not believe that listing all members of the ETC during 2014 as executive officers in this Proxy Statement would provide useful disclosure to shareholders. Therefore, QLT has included Mr. Meckler as named executive officer in this Proxy Statement for the period during which he served as Chairman of the ETC.

        In addition, each director who served as a member on each of the Audit and Risk Committee, Compensation Committee, and Corporate Governance and Nominating Committee during 2014 was "independent" as independence for members of such committees is defined in National Instrument 52-110 — Audit Committees and the Marketplace Rules of NASDAQ and the rules of the SEC, as applicable, at the time they served on such committee.

Executive Session of Independent Directors

        The independent members of the Board meet without management and non-independent directors present during a session of periodic Board meetings (unless the independent directors determine such a session is not required).

Audit Committee Financial Expert

        Each member of the Audit and Risk Committee is financially sophisticated, as defined by the Marketplace Rules of NASDAQ, and is financially literate, as defined by Canadian securities regulations, and as required by such rules, able to read and understand fundamental financial statements, including QLT's consolidated balance sheet, consolidated statement of income and consolidated statement of cash flows. The Board has determined that John C. Thomas, Jr. is an "audit committee financial expert" as defined in Item 407(d)(5) of Regulation S-K under the Exchange Act, and that all of our Audit and Risk Committee members are "independent," as independence for audit committee members is defined by the NASDAQ, TSX and applicable U.S. and Canadian securities rules.

Compensation Committee Interlocks and Insider Participation

        During 2014, each of Jeffrey Meckler, John Thomas, Jr., Dr. Stephen Sabba and Dr. Geoffrey Cox served on the Compensation Committee. Dr. Cox resigned from the Compensation Committee upon his appointment as Interim Chief Executive Officer of QLT and was replaced by Jeffrey Meckler. Other than Dr. Cox, none of the members of the Compensation Committee during 2014 is or was previously an officer or employee of QLT or has any relationships requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC.

        Except as described below, none of QLT's executive officers served during 2014 as members of the compensation committee or board of directors of any entity that had one or more executive officers serving as a member of the QLT Compensation Committee or QLT Board. John C. Thomas Jr. is a director and a member of the Compensation, Audit and Risk and Corporate Governance and Nominating Committees of QLT. Mr. Thomas is also a director and Chief Financial Officer of CorMatrix Cardiovascular, Inc. ("CorMatrix"). Jason M. Aryeh is a member of the Board of Directors of CorMatrix and as such, participates in compensation decisions about Mr. Thomas and CorMatrix's other executive officers. Mr. Aryeh is the Chairman of the Board and until February 2013 served as Chairman of the ETC. Mr. Aryeh has not at any time received compensation from QLT other than for his service as a director of QLT.

        The director nominees are also directors of the following publicly traded companies:

Name of Director	Publicly Traded Companies

Jason M. Aryeh	Ligand Pharmaceuticals Incorporated

Dr. Stephen L. Sabba	Ligand Pharmaceuticals Incorporated

John C. Thomas, Jr.	Medovex Corporation NantKwest, Inc.

Dr. John W. Kozarich	Ligand Pharmaceuticals Incorporated Retrophin, Inc.

Dr. Geoffrey F. Cox	Biota Pharmaceuticals, Inc.

Jeffrey A. Meckler	Retrophin, Inc. CoCrystal Pharma Inc.

Communicating with the Board of Directors

        Any shareholder or interested party who wishes to communicate with the Board or any specific director, the Chairman of the Board, or committee members, may write to:

QLT Inc.
Attn: Board of Directors
887 Great Northern Way, Suite 250
Vancouver, British Columbia, V5T 4T5
Canada

        Depending on the subject matter of the communication, the corporate secretary will:

  •
  forward the communication to the director or directors to whom it is addressed (matters addressed to the CEO will be forwarded unopened directly to the CEO (currently, the Interim CEO));

  •
  attempt to handle the inquiry directly where the communication does not appear to require direct attention by the Board, or an individual member, e.g., the communication is a request for information about QLT or is a stock-related matter; or

  •
  not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

        Shareholders and other interested persons may submit concerns regarding accounting matters by following the instructions for making a report published in the Corporate Governance subsection of the Investor Relations section of our website.

Board of Directors and Board Committees

        The Board held 24 meetings (in person or by teleconference) during 2014. With the exception of Dr. Geoffrey Cox, subsequent to his appointment as Interim CEO, all of the members of the Board were independent in 2014.

        Each director of the Board attended at least 75% of the aggregate of (1) the total number of meetings of the Board, and (2) the total number of meetings held by all committees of the Board on which such director served during 2014. Director attendance at committee meetings is assessed based on the number of committee meetings a director attended during their relevant term of service on such committee.

        Set forth below is a summary of Board and Committee attendance during 2014:

Summary of Attendance of Directors in 2014:	Board Meetings Attended in 2014	Audit and Risk Committee	Corporate Governance and Nominating Committee	Compensation Committee	Scientific Review Committee
Jason M. Aryeh	24/24		1/1
Dr. Stephen Sabba	24/24	6/6		9/9	9/9
John C. Thomas, Jr.	23/24	5/6	1/1	9/9
Dr. John Kozarich	22/24				9/9
Dr. Geoffrey F. Cox(1)	24/24	5/5	1/1	6/7
Jeffrey Meckler(2)	24/24	1/1		2/2

(1)
Resigned from the Audit and Risk Committee, Corporate Governance and Nominating Committee and Compensation Committee effective October 23, 2014 in connection with his appointment as Interim CEO of QLT.

(2)
Appointed to the Corporate Governance and Nominating Committee, Compensation Committee and the Audit and Risk Committee effective October 23, 2014.

        The Board has a standing Audit and Risk Committee, Corporate Governance and Nominating Committee, Compensation Committee, and Scientific Review Committee. In addition, from time to time, the Board may establish special committees to assist the Board in respect of certain matters. In 2012, the Board established the Transition Committee and its successor committee, the Strategic Action Committee, as well as the ETC, to assist the Board during the transition period from the previous Board to the current Board, and the change in composition of the executive officers of QLT, following the 2012 AGM. Set forth below is a chart indicating, by committee, each committee's members as at the end of the 2014 fiscal year, key functions and the total number of committee meetings held in 2014:

Committee	Members	Key Functions

Executive Transition(5)	Jeffrey A. Meckler Dr. John W. Kozarich	Functioned as the CEO of QLT on an interim basis while the Board determined the resources and management necessary to pursue the Company's new strategy.

Audit and Risk(1)	Dr. Stephen L. Sabba* John C. Thomas, Jr. Jeffrey A. Meckler	Monitors QLT's internal accounting controls and business conduct;
Oversees QLT's accounting and financial reporting practices;
Reviews the adequacy of the system of internal controls, reviews any relevant accounting, financial and securities regulatory matters;
Reviews the management of corporate financial and compliance risks;
Monitors compliance with our Code of Ethics and Code of Exemplary Conduct;
Recommends the appointment of independent auditors, engages the independent auditors, and receives the reports of the CEO and the Chief Financial Officer with respect to their assessment of internal controls;
Provides a mechanism for communication between the Board and QLT's independent auditors; and
Meets regularly with QLT's auditors without management present.

Corporate Governance and Nominating(2)	Jason M. Aryeh* Jeffrey A. Meckler John C. Thomas, Jr.	Develops and oversees Board governance principles;
Assesses the effectiveness of corporate governance and makes recommendations to the full Board;
Makes recommendations to the Board regarding the size and composition of the Board and Board committees;
Develops and oversees Board continuing education program;
Conducts an annual process to assess the effectiveness of the Board and individual members of the Board;
Reviews and considers nominations to the Board;
Reviews annually the credentials of nominees for re-election and ensures qualifications are maintained; and
Reviews compliance with QLT share ownership guidelines by members of the Board and executive officers.

Compensation(3)	Jeffrey A. Meckler* Dr. Stephen L. Sabba John C. Thomas, Jr.	Makes recommendations to the Board regarding the compensation of all executive officers;
Reviews and makes recommendations with respect to compensation policy and programs generally and determines and recommends option grants under QLT's incentive stock plan;
Reviews and recommends to the Board the manner in which executive compensation should be tied to both short-term and long-term corporate goals of QLT and completes the disclosure regarding executive compensation contained in QLT's Proxy Statement;
Assists the Board in ensuring that QLT has a plan for continuity of its officers and an executive compensation plan that is competitive to attract, retain and motivate high performance of its executive management and other key personnel; and
Establishes QLT share ownership guidelines for members of the Board and executive officers.

Scientific Review	Dr. John W. Kozarich* Dr. Stephen L. Sabba	Reviews management's direction and investment in QLT's research, development and technology initiatives.

Committee	Members	Key Functions

Strategic Action(4)	Jason M. Aryeh* Jeffrey A. Meckler Dr. Stephen L. Sabba	Maintained an on-going, cooperative, interactive strategic planning process with the Company's executive management, including the review, identification, establishment and maintenance of the Company's strategic goals and business strategies for the Company's existing and potential new businesses;
Reviewed, explored and considered potential strategic acquisitions, divestitures, joint ventures, alliances, licensing transactions, mergers and other strategic transactions and alternatives, made recommendations to the full Board of Directors with respect to the foregoing; and
Worked with the management and employees of the Company to learn about the Company, its organization and day-to-day business, for the purpose of ensuring an efficient and effective transitioning process for all stakeholders involved, and reported its findings to the Board.

*
Chairman

(1)
The Audit and Risk Committee held six meetings in 2014.

(2)
The Corporate Governance and Nominating Committee held one meeting in 2014.

(3)
The Compensation Committee held nine meetings in 2014.

(4)
The SAC was disbanded on October 23, 2014 in connection with the appointment of Dr. Geoffrey F. Cox as Interim CEO.

(5)
The ETC was disbanded on October 23, 2014 in connection with the appointment of Dr. Geoffrey F. Cox as Interim CEO.

Committee Chairmen

        The Board has not developed written position descriptions for the Chairman of each of the committees of the Board. The Chairman of each committee has accepted leadership responsibilities of the committee including setting the agenda for and chairing the meetings, liaising with management as appropriate, as well as for ensuring fulfillment of the mandate set out in the charters of the committees.

COMPENSATION OF DIRECTORS

2014 Independent Director Compensation Program

Overview

        The compensation program for our independent directors is intended to fairly compensate them for the time and effort required of a director based upon the size and complexity of our business, as well as, through an equity component of the program, to further align the interests of our independent directors with those of our shareholders. The amount and form of director compensation is reviewed periodically by the Compensation Committee, with any resulting recommendations made to the Board, to ensure that such compensation realistically reflects the responsibilities and risks of being an effective director.

        To assist in its evaluation of director compensation, the Compensation Committee has the authority to retain independent compensation consultants. During 2014, the Board worked with Radford, to review QLT's director compensation programs.

        In connection with the strategic restructuring of QLT that began in 2012, the Board formed the ETC to perform the function of the Chief Executive Officer on an interim basis. On October 23, 2014, the ETC was disbanded upon the appointment of Dr. Geoffrey F. Cox as Interim CEO. From the departure of QLT's former President and Chief Executive Officer in August 2012, to the date of Dr. Cox's appointment to Interim CEO, QLT did not have a President or Chief Executive Officer and, as a result, members of the ETC and the directors were more heavily involved in overseeing the day-to-day management of QLT than would normally be required. QLT believes that the amount of time and effort that each of the directors has dedicated to the oversight of QLT is significantly higher than the amount of time and effort required of directors of other public companies.

        While the compensation paid to the directors during 2014 may be higher than compensation paid to directors at other public companies of similar size, QLT believes that it fairly reflects the amount of time and effort required of its directors in light of the strategic and other initiatives undertaken by QLT and the fact that over a period of 26 months, QLT did not have a President or Chief Executive Officer.

        The independent directors receive cash and equity-based compensation for their services on the Board as described below.

Cash Compensation

        The cash compensation component of our program in 2014 included annual Board and Committee member or Chairman position retainers, meeting attendance fees, and fees paid for attending to Board or Committee business other than for attendance at a meeting. Directors are also eligible for reimbursement of their expenses incurred in connection with attendance at Board meetings in accordance with our policies. Director retainers and fees are paid to the Board monthly in arrears.

        In 2014, the fees paid to the members of the Board, all of whom were independent directors in 2014, were as follows:

Nature of Board Duty	Fee (US$)

Annual Board Retainer Fee:

• for all Directors	$30,000

• additional retainer for Chairman of the Board	$45,000

Additional Annual Retainer Fee for Chairman of the Audit and Risk Committee	$12,500

Additional Annual Retainer Fee for Chairman of the Scientific Review Committee	$10,000

Additional Annual Retainer Fee for Chairman of the Compensation Committee	$10,000

Additional Annual Retainer Fee for Chairman of the Corporate Governance and Nominating Committee	None

Additional Annual Retainer Fee for non-Chairman committee members of Audit and Risk Committee, Scientific Review Committee, Compensation Committee and Corporate Governance and Nominating Committee	$5,000

Additional Quarterly Retainer Fee for Chairman of the Strategic Action Committee	$15,000

Additional Quarterly Retainer Fee for non-Chairman committee members of the Strategic Action Committee	$10,000

Additional Annual Retainer Fee for Chairman and non-Chairman committee members of the Executive Transition Committee	None

Fee for each Board meeting attended:

• by telephone	$1,500

• in person	$3,000

Fee for each meeting of the Audit and Risk Committee, Scientific Review Committee, Compensation Committee and Corporate Governance and Nominating Committee attended:

• by telephone	$1,500

• in person	$3,000

For each meeting of the Strategic Action Committee attended:

• by telephone	None

• in person	$3,000

• per diem fee for out-of-town business	$3,000

For each meeting of the Executive Transition Committee attended:

• per diem fee for conducting business where no out-of-town travel is required	$1,500

• per diem fee for out-of-town business	$3,000

Fee to perform Board or committee business (other than attendance at a Board or committee meeting) at the specific request of the Board or relevant committee:

• if no out-of-town travel is required	$1,500

• if out-of-town travel is required	$3,000

Fee to QLT Board member for attending operating subsidiary Board meeting as a member of the Board of Directors of the operating subsidiary (whether in person or by telephone)	$1,500

Equity-Based Compensation

        In addition to cash compensation, our independent directors also receive equity-based compensation to ensure that their interests are fully aligned with those of our shareholders.

        We maintain a Directors' Deferred Share Unit Plan, which we refer to as the "DDSU Plan". Under the DDSU Plan, at the discretion of the Board, independent directors receive a portion of their equity-based compensation in the form of DSUs, each of which has a value equal to the current price of our common shares on the TSX. A DSU is convertible only into cash (i.e. no shares are issued), and can only be converted after the independent director ceases to be a member of the Board. The DSUs vest monthly over 36 months from the first month after the date of grant.

        The value of a DSU, when converted to cash, will be equivalent to the market value of a QLT common share at the time the conversion takes place. We do not have a history of paying dividends on our common shares; however, if dividends ever are paid on our common shares, an independent director's DSU account will be credited with dividends at the same rate.

        In addition, directors are eligible to receive grants of options and restricted stock units ("RSUs") under the Company's 2000 Incentive Stock Plan (as amended and restated, the "2000 Plan"). The Compensation Committee's objective in recommending the grant of equity awards to independent directors is to provide a reasonable, market-based incentive for directors to deliver increased value to shareholders. Based in part on advice received from Radford, the Compensation Committee and the Board have concluded that, going forward, stock options and RSUs are an effective way to align the interests of the independent directors with those of the shareholders.

        Equity grants to the directors typically occur annually, promptly following each annual general meeting of shareholders. For 2014, consistent with the equity grant to employees, the annual equity grant to the Board was made effective December 17, 2014. On December 17, 2014, Jason M. Aryeh, the Chairman of the Board, received 25,000 stock options and 12,000 RSUs, while the other members of the Board were granted 12,500 stock options and 6,000 RSUs, except Dr. Geoffrey Cox. Given Dr. Cox's appointment as Interim CEO, on October 23, 2014, he was no longer entitled to receive compensation as a Director, despite his continued service as a member of the Board. Instead, Dr. Cox was granted 150,000 employee stock options, on October 29, 2014, in connection with his appointment to Interim CEO. In June, 2015, in connection with certain transformative transactions announced by QLT on June 8, 2015, the Board approved a recommendation of its Compensation Committee to immediately accelerate vesting of all unvested options and unvested RSUs granted to its directors, employees and consultants under, and in accordance with the terms of, the 2000 Plan. Accordingly, all unvested RSUs were vested, settled and the corresponding number of common shares were issued.

        The following table provides information regarding the compensation of our independent directors for 2014.

2014 Director Compensation

Name	Fees Earned or Paid in Cash ($) USD	Stock Awards ($) USD(2)	Option Awards ($) USD(3)(4)	Total ($) USD
Jason M. Aryeh	$246,978	$44,336	$41,203	$332,517
Geoffrey F. Cox(1)	92,899	—	—	92,899
John Kozarich	137,500	22,168	20,601	180,269
Jeffrey A. Meckler(1)	456,159	22,168	20,601	498,928
Stephen Sabba	162,819	22,168	20,601	205,588
John C. Thomas, Jr.	106,500	22,168	20,601	149,269

	$1,202,855	$133,008	$123,607	$1,459,470

*
Stock and option awards were granted/priced in Canadian dollars and have been converted to U.S. dollars for disclosure purposes using an average of 2014 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = C$1.1043.

(1)
On October 23, 2014, Dr. Geoffrey F. Cox was appointed as Interim CEO and he concurrently resigned from the Audit and Risk, Compensation and Corporate Governance and Nominating Committees. He was replaced on these committees by Jeffrey A. Meckler effective October 23, 2014. Although Dr. Cox continues to serve as a director of QLT, from October 23, 2014 onwards, he was compensated as an employee and ceased to receive compensation as a director. As such, he did not receive RSUs or director's stock option awards as part of the equity awards that were granted on December 17, 2014. For information on compensation paid to Dr. Cox in his capacity as Interim CEO, refer to the Compensation of Executive Officers section.

(2)
Stock awards consist of DSUs and RSUs. Details of the DSUs and RSUs are described under the Director Compensation — Equity Based Compensation section. This column represents the aggregate grant date fair value of RSUs granted in 2014, which are reflected in accordance with ASC Topic 718. No DSUs were granted to directors in 2014. On December 17, 2014, Mr. Aryeh, Chairman of the Board, was granted 12,000 RSUs and each other director was granted 6,000 RSUs for their service as members of the Board. The fair value of the RSUs is measured based on the closing price of QLT's shares on the TSX on the date of grant. The estimated fair value of each RSU on the grant date was C$4.08 (US$3.69), which represents the closing price of QLT's shares on the TSX on December 17, 2014.

(3)
On December 17, 2014, Mr. Aryeh, Chairman of the Board, was granted 25,000 stock options. With the exception of Dr. Cox, each other director was granted 12,500 stock options for their service as members of the Board. These stock options vest and become exercisable in 36 successive and equal monthly installments from the grant date and expire 10 years from the grant date. The grant date fair value of the aggregate 75,000 stock options granted to directors on December 17, 2014 was estimated to be $123,608. The grant date fair values of options granted was calculated using the Black-Scholes option pricing model, in accordance with ASC Topic 718 for share-based payment transactions. For a discussion of the assumptions used in the valuation of the options granted in each respective year, refer to QLT's Form 10-K under Note 9 to the Consolidated Financial Statements for 2014.

(4)
On June 7, 2015, in connection with certain transactions announced by QLT on June 8, 2015 and in anticipation of the effect of the Special Distribution on the market price of QLT's common shares, the Board approved a recommendation of the Compensation Committee to accelerate the vesting of all unvested options and unvested RSUs granted to its directors, employees, and consultants in accordance with the terms of the 2000 Plan.

Director Awards Outstanding as at December 31, 2014

Name	Outstanding Options(5)	Outstanding DSUs	Outstanding RSUs(5)
Jason M. Aryeh(1)	50,000	44,000	20,000
Geoffrey F. Cox(2)	12,500	22,000	4,000
John Kozarich(3)	25,000	22,000	10,000
Jeffrey A. Meckler(4)	250,000	22,000	10,000
Stephen Sabba(3)	25,000	22,000	10,000
John C. Thomas, Jr.(3)	25,000	22,000	10,000

	387,500	154,000	64,000

(1)
As at December 31, 2014, Mr. Aryeh held: (i) 50,000 stock options, of which 11,806 were vested; (ii) 44,000 DSUs, of which 28,111 were vested; and (iii) 20,000 RSUs, of which none were vested.

(2)
As at December 31, 2014, Dr. Cox held: (i) 12,500 stock options, of which 5,903 were vested; (ii) 22,000 DSUs, of which 14,056 were vested; and (iii) 4,000 RSUs, of which none were vested. These awards were granted to Dr. Cox in connection with his past service as a director. Note that the 150,000 of stock options that were granted to Dr. Cox on October 29, 2014 are not reflected in the table above given that these awards were granted to him for his service as an Interim CEO and not in his capacity as a director. For more information on Dr. Cox's compensation as Interim CEO, refer to the Executive Compensation section above.

(3)
As at December 31, 2014, Drs. Kozarich and Sabba and Mr. Thomas each held: (i) 25,000 stock options, of which 5,903 were vested; (ii) 22,000 DSUs, of which 14,056 were vested; and (iii) 10,000 RSUs, of which none were vested.

(4)
As at December 31, 2014, Mr. Meckler held: (i) 250,000 stock options, of which 230,903 were vested; (ii) 22,000 DSUs, of which 14,056 were vested; and (iii) 10,000 RSUs, of which none were vested.

(5)
On June 7, 2015, in connection with certain transactions announced by QLT on June 8, 2015and in anticipation of the effect of the Special Distribution on the market price of QLT's common shares, the Board approved a recommendation of the Compensation Committee to accelerate the vesting of all unvested options and unvested RSUs granted to its directors, employees, and consultants in accordance with the terms of the 2000 Plan.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information Regarding Director Nominees

        The names of the nominees and certain information about them are set forth below:

Name of Nominee and Residence	Age	Position(s) With the Company	Independent	Director Since
JASON M. ARYEH New York, USA	47	Chairman and Director	Yes	2012
DR. STEPHEN L. SABBA New York, USA	56	Director	Yes	2012
JOHN C. THOMAS, JR. Georgia, USA	62	Director	Yes	2012
DR. JOHN W. KOZARICH California, USA	66	Director	Yes	2012
DR. GEOFFREY F. COX Massachusetts, USA	71	Director and Interim CEO	No	2012
JEFFREY A. MECKLER New York, USA	49	Director	Yes	2012

        There is no family relationship between any of our directors, director nominees or executive officers. The number of common shares owned by each of the nominees for election as a director is set forth under "Security Ownership of Certain Beneficial Owners and Management" in this Proxy Statement.

        Jason M. Aryeh is the Chairman of the Board and a Director of QLT (since 2012) and serves as the Chairman of the Corporate Governance and Nominating Committee. Currently, Mr. Aryeh is the Founder and Managing General Partner of JALAA Equities, LP (since 1997), a private hedge fund focused on the biotechnology and specialty pharmaceutical sector. Mr. Aryeh also serves on the Board of Directors of Ligand Pharmaceuticals Incorporated ("Ligand") (since 2006), a public biotechnology company, CorMatrix Cardiovascular, Inc. ("CorMatrix") (since 2010), a privately-held medical device company, and the Cystic Fibrosis Foundation's Therapeutics Board (since 2011). Previously, Mr. Aryeh served as a Director of both Nabi Biopharmaceuticals, prior to its merger with Biota Pharmaceuticals, Inc. ("Biota") in November 2012, and of Myrexis, Inc. (2011 to 2013), both of which are public biotechnology companies. Mr. Aryeh earned a B.A. in economics, with honors, from Colgate University, and is a member of the Omnicron Delta Epsilon Honor Society in economics.

        The Board has concluded that Mr. Aryeh is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives stemming from his experience in the biotechnology and specialty pharmaceutical sector as a hedge fund manager and serving on the boards of publicly-traded companies. The Board believes that Mr. Aryeh's strategic insight and in-depth understanding of health care trends and capital markets add significant value to the Board.

        Dr. Geoffrey F. Cox, Ph.D. is a Director of QLT (since 2012) and Interim CEO (since October 23, 2014). Dr. Cox has extensive pharmaceutical and biotechnology experience holding a broad range of senior management and board positions with private and public companies. Dr. Cox remains the Principal of Beacon Street Advisors LLC (since 2013) which provides corporate, operational and organizational strategic advice and interim management support to life sciences companies, but is working full time for QLT. Previously, he was a partner with Red Sky Partners LLC, a life sciences consulting firm (from 2011 to 2013). Dr. Cox served as a Director (2000 to 2012) and the Non-Executive Chairman (2007 to 2012) of Nabi Biopharmaceuticals prior to its merger with Biota in 2012 and continues to serve as a Director of Biota, a public anti-infective drug development company. He also served as a Director of Gallus Biopharmaceuticals LLC (2011 to 2014), a biologics contract manufacturing and development company, and currently serves as a Director of Lakewood-Amedex LLC (since 2013), a company developing novel antibiotics and RNA silencing technology. Dr. Cox was Chairman, President and CEO of GTC Biotherapeutics Inc. (now rEVO Biologics) (2001 to 2010), a company focused on the development of recombinant therapeutic proteins, including proteins for the treatment of rare diseases, using transgenic animal production technology. Prior to 2001, Dr. Cox was Executive VP, Operations, of Genzyme

Corporation and later Chairman, President and CEO of Aronex Pharmaceuticals Inc. Dr. Cox is a past Chairman and current member of the Board of the Massachusetts Biotechnology Council. He previously served on the Board of the Biotechnology Industries Association and as a member of its Health Governing and Emerging Companies Sections. Dr. Cox received a B.Sc. (Hons) in biochemistry from the University of Birmingham, UK, and a Ph.D. in biochemistry from the University of East Anglia, UK.

        The Board has concluded that Dr. Cox is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives derived from his extensive leadership experience in the biopharmaceutical industry, including as a director and executive officer of publicly-traded biotechnology companies. The Board believes that Dr. Cox's strategic consulting, operations and business development expertise as well as his scientific background bring significant value to the Board.

        Dr. John W. Kozarich, Ph.D. is a Director of QLT (since 2012) and Chairman of the Scientific Review Committee. Dr. Kozarich has over 35 years of experience in academic and pharmaceutical research. Currently, Dr. Kozarich is also Chairman and President of ActivX Biosciences, Inc. (since 2001), a wholly-owned subsidiary of the international pharmaceutical company KYORIN Pharmaceutical Co., Ltd.; Director and Chairman of Ligand (since 2003 and 2007, respectively), a public biotechnology company; a Director of Retrophin, Inc. (since 2015), a public biopharmaceutical company; and a Senior Scientific Advisor to KinDex Therapeutics, Inc. (since 2009), a privately-held company developing molecules that modulate key metabolic regulatory networks. Dr. Kozarich was previously a Director of Corium International Inc. (2006 to 2015), a public transdermal drug delivery company.

        Dr. Kozarich is also an adjunct professor of chemical physiology at the Scripps Research Institute and previously held faculty positions at the University of Maryland and Yale University School of Medicine. He has authored over 150 primary scientific publications. Dr. Kozarich earned his B.S. in chemistry from Boston College (summa cum laude; Phi Beta Kappa), his Ph.D. in biological chemistry from the Massachusetts Institute of Technology, and was a National Institutes of Health postdoctoral fellow at Harvard University.

        The Board has concluded that Dr. Kozarich is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on his academic achievements and international experience as an advisor, executive officer and director of biotechnology companies. The Board believes that Dr. Kozarich is well-versed in the challenges of research and development given his extensive academic and pharmaceutical research and leadership background in the life sciences, and provides the Board with invaluable insight into a broad range of issues that impact QLT's research and development efforts.

        Jeffrey A. Meckler is a Director of QLT (since 2012), Chairman of the Compensation Committee and a member of the Audit and Risk and Corporate Governance and Nominating Committees. Mr. Meckler has over 20 years of experience in the life sciences sector. Currently, Mr. Meckler is the CEO and a Director of Cocrystal Pharma, Inc. (since March 2015 and 2014, respectively), a virology focused life sciences company. In addition, Mr. Meckler is Managing Director of The Andra Group (since 2009), a life sciences consulting firm that assists clients with strategic planning and business development. He is also a Director and the Chairman of Retrophin, Inc. (since October 2014 and June 2015, respectively), which is a public biopharmaceutical company. Previously, Mr. Meckler acted as a Director (2011 to 2012) and Interim-CEO (2011) of Cypress Bioscience Inc. after its acquisition by Royalty Pharma; a Director of ClearFarma USA (2010 to 2012), a private sustainable food supply research and development company; a Director of Kyalin Bioscience (2011 to 2012), a private company developing therapies for autistic spectrum disorder acquired by Retrophin, Inc.; an Investment Analyst with Ridgeback Capital Management (2007 to 2009); a Director of Alveolus Inc. (2007 to 2009), a private, coated stent company acquired by Merit Medical; and held a series of positions at Pfizer Inc. in Manufacturing Systems, Market Research, Business Development, Strategic Planning and Corporate Finance which included playing a significant role in acquisitions and divestitures (1990 to 2007). Mr. Meckler is the past President and continues to serve on the Board of Children of Bellevue, a non-profit organization focused on advocating and developing pediatric programs at Bellevue Hospital Center (since 2001) and is past President and continues to serve on the Alumni Board of the Carnegie Mellon Tepper School of Business (since 2009). Mr. Meckler received a B.S. in Industrial Management and M.S. in Industrial Administration from Carnegie Mellon University. In addition, Mr. Meckler received a J.D. from Fordham University School of Law.

        The Board has concluded that Mr. Meckler is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives stemming from his extensive pharmaceutical and biotechnology industry, consulting and financial background. The Board believes that Mr. Meckler's experience regarding strategic business development, operations and corporate finance opportunities as well as health care trends bring significant industry-specific insight to the Board.

        Dr. Stephen L. Sabba, M.D. is a Director of QLT (since 2012), Chairman of the Audit and Risk Committee and a member of the Scientific Review and Compensation Committees. Currently, Dr. Sabba is also a Partner and Health Care Portfolio Manager at Knott Partners, LP (since 2006), an investment fund, and a Director of Ligand (since 2008), a public biotechnology company. Previously, he was a Partner and Director of Research with Kilkenny Capital Management (2001 to 2006), a Chicago-based hedge fund. Dr. Sabba received his medical degree from the New York University School of Medicine, and completed a residency in internal medicine and a fellowship in gastroenterology at the Veterans Administration Medical Center in New York City. He earned a Bachelor of Science degree with honors at Cornell University.

        The Board has concluded that Dr. Sabba is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on his capital markets and financial expertise gained from his experience working in the hedge fund and investment fund industries. The Board believes that Dr. Sabba's deep understanding of the biotechnology industry, medicine and health care trends adds significant value to the Board.

        John C. Thomas, Jr. is a Director of QLT (since 2012) and is a member of QLT's Audit and Risk, Corporate Governance and Nominating and Compensation Committees. Mr. Thomas has more than 38 years of experience in a variety of financial and accounting positions, with the last 28 years spent in the medical, pharmaceutical and device fields. Currently, Mr. Thomas also serves as Chief Financial Officer, Secretary and Director of CorMatrix (since 2001), a privately-held medical device company, and as Chief Financial Officer, Secretary and Director of Motion Reality, Inc. (since 1991), a motion capture and simulation company. Since September 2013, Mr. Thomas has served on the Board of Medovex Corporation a publicly-traded medical device company (MDVXU). Since 2014, Mr. Thomas has served on the Board of Directors of NantKwest, Inc., a publicly-traded biotechnology company (NK). In the past ten years, Mr. Thomas served as acting Chief Financial Officer for DemeRx, Inc. (2010 to 2011); as Chief Financial Officer for MRI Interventions, Inc. (1998 to 2010), MiMedx Group, Inc. (2007 to 2008) and DARA BioSciences (2003 to 2009); and as a director of MRI Interventions, Inc. (2004 to 2011) and DARA BioSciences (2012). Previously, Mr. Thomas also served as a Trustee and subsequently the Chairman of the Finance Committee of The Walker School, a private Pre-K through 12 grade school (1999 to 2012). Mr. Thomas is a Certified Public Accountant and graduated from the University of Virginia, McIntire School of Commerce with a Bachelor of Science in Commerce degree in 1975.

        The Board has concluded that Mr. Thomas is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on his financial and development stage company expertise and service on the Boards of pharmaceutical and medical device companies. The Board believes that Mr. Thomas' background and experience serving as Chief Financial Officer of a number of life sciences companies provides him with valuable perspective on financial management, performance and strategy for a biotechnology company such as QLT.

        The Board also has determined that Mr. Thomas is an "audit committee financial expert" as defined under the rules of the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

Vote Required and Board of Directors' Recommendation

        Under the BCBCA, directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the six nominees with the most votes for election would be elected, subject to the requirements of a majority voting policy (the "Majority Voting Policy") adopted by the Board, as described below.

        The Board unanimously recommends that our shareholders vote "FOR" the election of all six nominees for director.

Majority Voting Policy

        The TSX has adopted amendments to its policies which require listed companies to adopt a "majority voting" policy for the election of directors at uncontested shareholders' meetings. As a result, the Board has now adopted a Majority Voting Policy which requires that any nominee for director for which there are a greater number of votes "withheld" than votes "for" his or her election will be required to tender his or her resignation as a director of the Company. This policy applies only to uncontested elections, which are elections in which the number of nominees for election as director is equal to the number of positions available on the Board. If a nominee for director is required under the Majority Voting Policy to tender his or her resignation, the Board will refer the resignation to the Corporate Governance and Nominating Committee (except in certain circumstances, in which case the entire Board will review the resignation without reference to the Corporate Governance and Nominating Committee) which will consider the director's resignation and will recommend to the Board whether or not to accept it. The Corporate Governance and Nominating Committee will generally be expected to recommend accepting the resignation, except in situations where extraordinary circumstances would warrant the applicable director to continue to serve on the Board. The Board will act on the Corporate Governance and Nominating Committee's recommendation within 90 days following the certification by the scrutineer of the voting results of the applicable annual meeting and will promptly disclose by press release its decision whether to accept the director's resignation, including the reasons for rejecting the resignation, if applicable. A director who tenders his or her resignation pursuant to the Majority Voting Policy will not participate in any meeting of the Board or the Corporate Governance and Nominating Committee at which the resignation is considered.

Advance Notice Policy

        The Board has adopted an amended and restated advance notice policy which was ratified and approved by shareholders of the Company at the annual general meeting held on December 15, 2014. The intention of the amended and restated advance notice policy is to facilitate an orderly and efficient annual general or, where the need arises, special meeting, to ensure that all shareholders receive adequate notice of director nominations and sufficient information with respect to all nominees, and allow shareholders to register an informed vote having been afforded reasonable time for appropriate deliberation.

        Pursuant to the advance notice policy, any additional director nominations for an annual general meeting must be received by the Company not less than 30 nor more than 65 days prior to the date of the meeting. As no nominations were received by [November 15, 2015], being the date which is 30 days prior to the Meeting date, management's nominees for election as directors set forth below shall be the only nominees eligible to stand for election at the Meeting.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the common shares in QLT's authorized share structure beneficially owned by (i) each of our current directors and director nominees, (ii) each of our named executive officers listed in the Summary Compensation Table below, (iii) all of our directors, director nominees and executive officers as a group, and (iv) all persons known by us to beneficially own more than 5% of our outstanding voting shares. We have determined the beneficial ownership shown on this table in accordance with the rules of the SEC and the applicable Canadian securities regulators. Under those rules, shares are considered beneficially owned if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security. Except as otherwise indicated in the accompanying footnotes, beneficial ownership is shown as of November 2, 2015.

	Amount and Nature of Beneficial Ownership		Total Beneficial Ownership
Name of Beneficial Owner(4)	Shares Beneficially Owned	Shares for Which Beneficial Ownership Can Be Acquired Within 60 Days(1)	Number of Shares(2)	Percent of Class(3)
Directors
Jason M. Aryeh	517,078	—	517,078	*
Dr. John W. Kozarich	57,000	—	57,000	*
Jeffrey A. Meckler	107,000	225,000	332,000	*
Dr. Stephen L. Sabba	37,000	—	37,000	*
John C. Thomas, Jr.	37,000	—	37,000	*
Current Officers
W. Glen Ibbott	—	100,000	100,000	*
Dr. Geoffrey F. Cox	78,500	90,000	168,500	*
Former Officers
Sukhi Jagpal	—	—	—	*
Alexander Lussow	—	—	—	*
All directors, nominees and executive officers as a group (9 persons)	833,578	415,000	1,248,578	2.4%
5% Shareholders
NB Public Equity K/S(5)	6,447,626		6,447,626	12.20%
Broadfin Capital LLC(6)	4,445,527	—	4,445,527	8.41%
BVF PARTNERS L P/IL(7)	3,737,446	—	3,737,446	7.07%
Kingstown Capital Management LP(8)	3,250,000	—	3,250,000	6.15%
Ancora Advisors, LLC(9)	2,937,862	—	2,937,862	5.56%
Scopia Capital Management LLC(10)	2,907,096	—	2,907,096	5.50%

*
Represents less than 1%.

(1)
Indicates common shares that may be acquired upon exercise of outstanding stock options that are presently exercisable or will be exercisable within 60 days of November 2, 2015 by the persons named in the table above and by all directors and executive officers as a group, except where otherwise described in the Notes to the above table.

(2)
Excludes DSUs, which are issued to directors and are payable only in cash. As of November 2, 2015, each of Messrs. Cox, Kozarich, Meckler, Sabba and Thomas hold 19,556 vested DSUs and Mr. Aryeh holds 39,111 vested DSUs.

(3)
Percentage ownership of QLT common shares is based on 52,829,398 common shares of QLT outstanding on November 2, 2015.

(4)
The information in the table is derived from the System for Electronic Disclosures by Insiders (SEDI).

(5)
The information in the table and this note is derived from a Schedule 13D/A filed by NB Public Equity K/S with the SEC on July 15, 2014. Based on information contained in the Schedule 13D/A, NB Public Equity K/S, NB Public Equity Komplementar ApS, Cora Madsen and Florian Schönharting (collectively, the "NB Entities") are deemed beneficial owners of 6,447,626 shares. Each of the NB Entities has shared voting and dispositive power over all shares they are deemed to beneficially own. The business address of NB Public Equity K/S is Ostergade 24A, 1, DK-1100, Copenhagen K, Denmark.

(6)
The information in the table and this note is derived from a Schedule 13G filed by Broadfin Capital, LLC with the SEC on June 25, 2015. Based on information contained in the Schedule 13D/A, Broadfin Capital, LLC, Broadfin Healthcare Master Fund, Ltd., and Kevin Kotler (collectively, the "Broadfin Entities") are deemed beneficial owners of 4,445,527 shares. Each of the Broadfin Entities has shared voting and dispositive power over all shares they are deemed to beneficially own. The business address of Broadfin Capital, LLC is 300 Park Avenue, 25th Floor, New York, New York 10022, United States of America. Broadfin Healthcare Master Fund, Ltd. is a party to the Backstop Agreement. See the heading below "Proposal No. 2 — Approval of a Reorganization of Share Capital Pursuant to an Arrangement — Aralez Distribution." As announced by QLT on June 8, 2015, Broadfin Healthcare Master Fund, Ltd. has also agreed to acquire 5,347,594 common shares of QLT pursuant to a private placement financing following completion of the Special Distribution to QLT shareholders.

(7)
The information in the table is derived from the Form 13F filed by BVF INC/IL with the SEC on August 14, 2015.

(8)
The information in the table and this note is derived from the Schedule 13D/A filed by Kingstown Partners Master Ltd., Kingstown Partners II, L.P., Ktown, LP, Kingstown Capital Partners, LLC, Kingstown Capital Management L.P., Kingstown Management GP LLC, Michael Blitzer and Guy Shannon (collectively, the "Kingstown Entities") with the SEC on July 9, 2014. Based on information contained in the Schedule 13D/A, Kingstown Partners Master Ltd. beneficially owns 2,488,132 shares, Kingstown Partners II, L.P. beneficially owns 316,212 shares, Ktown, L.P. beneficially owns 445,656 shares, Kingstown Capital Partners, LLC beneficially owns 3,250,000 shares, and each of Kingstown Capital Management L.P., Kingstown Management GP LLC, Michael Blitzer and Guy Shannon may be deemed to be the beneficial owner of 3,250,000 shares. Each of the Kingstown Entities has shared voting and dispositive power over all shares they are deemed to beneficially own. The business address of Kingstown Partners Master Ltd. is c/o Walkers Corporate Services Limited, Walkers House, 87 Mary Street, George Town, Grand Cayman Ky1-9005, Cayman Islands. The business address of each of the other Kingstown Entities is 100 Park Avenue, 21st Floor, New York City, New York, 10017.

(9)
The information in the table is derived from the Form 13F filed by Ancora Advisors, LLC with the SEC on October 30, 2015.

(10)
The information in the table is derived from the Form 13F filed by Scopia Capital Management LP with the SEC on August 14, 2015.

EXECUTIVE COMPENSATION

        Our named executive officers in 2014 are (i) Dr. Geoffrey F. Cox, our Interim Chief Executive Officer, (ii) Sukhi Jagpal, our former Chief Financial Officer, (iii) Alexander Lussow, our former Senior Vice President, Business Development and Commercial Operations, and (iv) Jeffrey A. Meckler, former Chairman of the ETC.

Compensation Discussion and Analysis for the Fiscal Year Ended December 31, 2014

        On July 9, 2012, as a result of a comprehensive business and portfolio review by the Board, QLT announced a new corporate strategy and plans to restructure its operations in order to concentrate its resources on the clinical development programs related to its synthetic retinoid, QLT091001, for the treatment of certain inherited retinal diseases. In connection with the strategic restructuring of QLT, over the course of 2012 and 2013, QLT completed the sale of its Visudyne® business to Valeant Pharmaceuticals International, Inc. and the sale of its punctal plug drug delivery system to Mati Therapeutics Inc., and, as a result, significantly reduced its workforce by approximately 180 employees.

        In connection with the restructuring and following the departure of QLT's former President and Chief Executive Officer, the QLT Board of Directors formed the ETC to perform the function of the Chief Executive Officer on an interim basis while the QLT Board of Directors determined the resources and management necessary to pursue QLT's new strategy.

        On October 23, 2014, Dr. Geoffrey F. Cox was appointed as Interim Chief Executive Officer, and the ETC was disbanded. During 2014, the ETC was comprised of Jeffrey A. Meckler and Dr. John Kozarich, with Jeffrey A. Meckler serving as Chairman. While Mr. Meckler was never employed as an officer or employee, nor was he compensated other than as a director, the Board considered him to be the Principal Executive Officer of QLT for the period January 1, 2014 to October 22, 2014 and he is therefore included in the compensation disclosure below.

        The Compensation Committee administers the compensation policies and programs for QLT's named executive officers. A summary discussion of the 2014 named executive officer compensation actions taken by the Compensation Committee follows in this Compensation Discussion and Analysis report.

        At QLT's 2014 annual general meeting ("AGM"), its shareholders approved, in a non-binding advisory vote, the 2013 compensation of QLT's named executive officers as disclosed in QLT's proxy statement for its 2014 AGM. The Compensation Committee considered this advisory vote and will consider the advisory vote on the 2014 compensation in determining the compensation of our named executive officers for 2015 and will consider future shareholder advisory votes in setting future executive compensation (see "QLT Proposal 4: Advisory Vote on the Compensation of QLT's Named Executive Officers for 2015 ("Say-on-Pay Vote").

Objectives of Our Compensation Program

        The Compensation Committee evaluates and sets executive compensation consistent with our stated philosophy to provide a compensation package that attracts, retains and motivates executives and rewards business successes that have the potential to increase shareholder value. More specifically, the Compensation Committee seeks to:

  •
  provide a total compensation program that is competitive with other companies in the pharmaceutical and biotechnology industries with which we compete for executive talent;

  •
  place a significant portion of executive compensation at risk by linking cash incentive compensation to the achievement of pre-established corporate financial and operational performance objectives and other individual key objectives within the executive's area of responsibility and by using equity as a key component of our compensation program;

  •
  provide long-term incentive compensation that focuses executives' efforts on building shareholder value by aligning their interests with those of our shareholders; and

  •
  promote stability and retention of our management team.

        Consistent with our performance-based philosophy, a significant portion of potential compensation is based upon performance-and equity-based programs. These programs include awards that are based on our operational and financial performance and provide compensation in the form of cash, and equity-based incentive awards that are tied to both our short-term and long-term performance and achievement of goals. The performance-based bonus program rewards short-term performance; while our equity awards, coupled with our stock ownership guidelines, reward long-term performance and align the interests of management with those of our shareholders.

Compensation Governance and Advisors

        We are committed to having strong governance standards with respect to our compensation programs, procedures and practices. The Compensation Committee has, among other things, retained Radford, an independent compensation consultant, which reports directly to the Compensation Committee. Our Compensation Committee has assessed the independence of Radford and has concluded that no conflict of interest exists with respect to the services that Radford performs for our Compensation Committee. Radford did not provide any services to the Company other than with respect to the services provided to the Compensation Committee as described below. Radford also informed the Compensation Committee that it was not aware of any conflict of interest with respect to the services that it provides to our Compensation Committee and the services that it provides to other clients.

Compensation Philosophy

        We are engaged in a highly specialized and competitive industry. Success in this environment requires talented and motivated executives. The goal of our named executive officer compensation program is to attract, retain and motivate executives and reward business successes that have the potential to increase shareholder value. The Compensation Committee, which is composed of independent members of the Board, is responsible for implementing our executive compensation program and establishing corporate performance objectives and reviewing individual performance objectives that reward our named executive officers when those objectives are met. In considering executive compensation, the Compensation Committee strives to ensure that our total compensation program is competitive within the industry in which we operate, supports our overall strategy and objectives, reflects both risk and reward for our named executive officers and aligns our executive officers' interests with those of our shareholders. The combination of base salary, annual incentives and long-term incentives that we provide to our named executive officers is designed to accomplish this.

        The Compensation Committee obtains information from a number of sources, including North American surveys and reports on executive compensation in the biotechnology industry, as well as internally generated reports of executive compensation practices of a sub-group of biotechnology companies of similar size and market capitalization. To assist with its evaluation of executive compensation, the Compensation Committee has the authority to retain independent compensation consultants. The Compensation Committee has engaged Radford to provide director and executive compensation assessments and recommendations to the Compensation Committee. Radford provides data on the compensation and relative performance of peer companies, provides opinions on the degree to which our compensation arrangements are consistent with market practices and our objectives, consults on other compensation matters as needed and, if applicable, recommends compensation guidelines and provides suggestions on program designs. Additionally, a representative from Radford attends Compensation Committee meetings when requested by the Compensation Committee.

Components of the Compensation Package

        The Compensation Committee supports the core principle that there should be both consequences for underperformance and incentives for outstanding performance. This is achieved through the design of a compensation program in which both fixed and variable components comprise the "pay mix" for each executive officer.

        There are three major elements to our executive compensation:

  •
  Base salary;

  •
  Variable performance-based compensation, consisting of annual cash bonuses based on an assessment of individual and corporate performance to pre-set goals and objectives; and

  •
  Long-term incentives, consisting of annual grants of long-term stock options.

        In addition, our executives are eligible to participate in the benefit plans generally available to all of our employees (as described in "Health and Life Benefits" below).

        The Interim CEO is paid in a combination of Canadian and U.S. dollars and our other executive officers are paid in Canadian dollars. For reporting purposes only, all compensation is set out below in U.S. dollars.

Determining Compensation

        Compensation Consultant and Peer Group.    In April 2014, the Compensation Committee engaged Radford to assist our Compensation Committee in establishing 2014 executive compensation that was competitive and consistent with best practices. In establishing executive officer base salaries for 2014, the Compensation Committee considered non-comparator group market data provided by Radford and other factors consistent with QLT's compensation philosophy. Due to the lack of current proxy data at the time, the Compensation Committee determined that it was impractical to update the peer group used by QLT in 2013, notwithstanding the fact that QLT's market capitalization had decreased significantly upon completion of a special cash distribution to shareholders in the amount of $200.0 million in June 2013 and the 2013 peer group was no longer relevant. The following 14 public biotechnology companies located in North America comprised our 2013 peer group and were then considered comparable to QLT based on size (less than 100 employees), market capitalization (generally between $200 million and $1 billion), and stage of product pipeline (phase II/III companies conducting late stage clinical trials):

Canadian Peer Company	U.S. Peer Companies
Nymox Pharmaceutical	Achillion Pharmaceuticals
ChemoCentryx
Clovis Oncology
Keryx Biopharmaceuticals
Neurocrine Biosciences
NewLink Genetics
Osiris Therapeutics
Sangamo BioSciences
Sarepta Therapeutics
Sunesis Pharmaceuticals
Threshold Pharmaceuticals
Trius Therapeutics
ZIOPHARM Oncology

        In connection with the appointment of Dr. Geoffrey Cox to Interim CEO in October 2014, the Compensation Committee engaged Radford to provide market data and assist in determining compensation for Dr. Cox that was competitive and consistent with best practices. Due to the short term nature of Dr. Cox's role as Interim CEO, the Compensation Committee did not request Radford to provide a formal report to the Compensation Committee or update QLT's peer group at that time.

        In November 2014, the Compensation Committee requested that Radford update QLT's peer group. The following 19 public companies located in North America comprised our 2014 peer group and were considered comparable to QLT based on size (less than 100 employees), market capitalization (generally between $100 and $600 million), and stage of product pipelines (phase I/II development stage companies):

Canadian Peer Company	U.S. Peer Companies
Aurinia Pharmaceuticals Nymox Pharmaceutical	ChemoCentryx
Conatus Pharmaceuticals
Eleven Biotherapeutics
Endocyte
Fibrocell Science
Five Prime Therapeutics
Geron
Idera Pharmaceuticals
Mirati Therapeutics
Ocata Therapeutics
Regulus Therapeutics
Sangamo BioSciences
Sarepta Therapeutics
Sunesis Pharmaceuticals
Threshold Pharmaceuticals
Transition Therapeutics
ZIOPHARM Oncology

Base Salary

        Annual base salary is designed to provide a competitive fixed rate of pay recognizing different levels of responsibility and performance within QLT. Actual salaries reflect the Compensation Committee's consideration of numerous factors, including the individual named executive officer's experience, length of service, position criticality, scope of responsibilities and performance. In determining whether to increase the base salary for a particular executive officer, the Compensation Committee considers a variety of factors, including the results of each executive officer's individual goal achievement and overall performance, comparative survey data, along with the other elements of compensation received by our executive officers

Annual Cash Incentive Compensation

        The Compensation Committee's compensation philosophy for 2014 (other than with respect to Dr. Cox when he became Interim CEO in October 2014) included a pay-at-risk component under the annual cash incentive compensation program. The annual cash incentive award represents income at risk — it is only paid if and to the extent certain goals and objectives are met. The annual cash incentive compensation award that each executive officer is eligible to receive is based on a pre-determined target percentage of his or her base salary, determined in accordance with market data and taking into account scope and level of responsibility. The Compensation Committee also believes that the success of QLT is based, in part, on the achievements of the executive officers as a group and, therefore, the target annual award percentage is determined by considering competitive rates of incentive compensation for the executive officers as a group and not just on a position-specific basis.

        When combined with base salaries, cash incentive awards are intended to provide the opportunity for an executive officer to achieve total cash compensation, when targeted levels of performance are achieved or exceeded, that is competitive with total compensation paid by other companies that have similar profiles and circumstances. QLT defines "total cash compensation" as base salary plus annual target bonus under its annual cash incentive compensation program. The Compensation Committee believes that, given the competitive industry, this pay-for-performance compensation strategy allows a biotechnology company of QLT's position and size to competitively attract and retain talented executives while aligning the strategic interests of its executives and shareholders.

        The amount of annual cash incentive compensation that our executive officers were eligible to receive for 2014 was as follows:

Level	Target Bonus (as a % of base salary)	Range of Possible Bonus Payment (as a % of base salary)	Weighting between Corporate and Individual Goals

Sukhi Jagpal, Former Chief Financial Officer	35%	0 – 44%	75% Corporate / 25% Individual

Alexander Lussow, Former Senior Vice President — Business Development and Commercial Operations	50%	0 – 63%	75% Corporate / 25% Individual

        For 2013 and previous years, executive officers with individual goals could attain between 0% and 200% of their individual goals depending on their performance. However, the Compensation Committee had the ability and discretion to recognize additional factors and award bonuses outside of this range. Similarly, executive officers with corporate goals could attain between 0% and 200% of a corporate goal depending on the extent to which the goal was achieved. For 2014, the Board, following the recommendation of the Compensation Committee, determined that executive officers could generally attain between 0% and 100% of corporate and individual goals depending on their performance, with the potential to attain up to 125% under exceptional circumstances.

Annual Cash Compensation Review

        In reviewing the annual compensation of Mr. Jagpal, QLT's former Chief Financial Officer, in April 2014, Radford provided the Compensation Committee with comparative data for pre-commercial organizations with less than 150 employees and a market capitalization below $600 million. As Dr. Lussow, QLT's former Senior Vice-President, Business Development and Commercial Operations, was expected to leave the organization in early 2014, the Compensation Committee did not request Radford to review his compensation.

        Based on Radford's review, the Compensation Committee determined that Mr. Jagpal's base salary of C$250,000 (USD$226,388) and target annual award percentage of 35% were below the 25th percentile and at the 50th percentile of the survey data, respectively. For 2014, Mr. Jagpal's base salary remained unchanged at C$250,000, however, he was granted a retention bonus of C$100,000 on July 17, 2014 payable on the later of 90 days following the completion of the proposed merger with Auxilium Pharmaceuticals, Inc. or February 28, 2015. For more information, refer to the Employment Agreements, Post-Employment Compensation and Change in Control Arrangements — Employment Agreement with Sukhi Jagpal section below.

Establishing Goals

        Individual Goals.    Each year, the criteria for assessing an individual named executive officer's performance are developed and reviewed by the Compensation Committee in consultation with the particular named executive officer. The individual goals are primarily objective and measurable, relate to the individual named executive officer's area of responsibility and are designed to facilitate the achievement of our corporate goals.

        Corporate Goals.    Each year, the criteria for assessing QLT's performance are: (i) developed by the Compensation Committee, (ii) approved by the Board, and (iii) communicated to the participants. In early 2014, on the recommendation of the Compensation Committee, the Board approved specific corporate goals for QLT to achieve. QLT's corporate goals are described below and are weighted from 0-100% in relative allocation. For 2013 and previous years, however, the Compensation Committee had the discretion to recognize additional factors and achievements that it considered appropriate and assess QLT's corporate goal achievement up to a maximum 200%. As noted above, for 2014, the Board, following the recommendation of the Compensation Committee, determined that executive officers could generally attain between 0% and 100% of corporate and individual goals depending on their performance, with the potential to attain up to 125% under exceptional circumstances.

        The following is a description of the 2014 corporate goals:

  •
  Enhancing Shareholder Value:  Complete a review of strategic alternatives, and if any such alternatives are approved by the Board of Directors and/or shareholders, as applicable, complete any related transaction.

  •
  Synthetic Retinoid Program:  Achieve specific milestones related to the regulatory and clinical development progress for the synthetic retinoid program, including: (i) the initiation of a pivotal trial for the treatment of Inherited Retinal Diseases such as Leber Congenital Amaurosis ("LCA") and Retinitis Pigmentosa ("RP"), (ii) launching a patient registry for an orphan drug program, (iii) completion of a Phase IIa proof-of-concept clinical trial for patients with Impaired Dark Adaptation ("IDA") with positive results, and (iv) completion of a licensing or collaboration transaction.

  •
  Operational Activities:  Enhance operating efficiencies based on organizational needs to enable achievement of 2014 operational objectives and resolve certain issues pertaining to the QCELLUS laser to facilitate the collection of the milestone payment owing from Valeant related to the receipt of the premarket approval application ("PMA") supplement for the QCELLUS laser from the U.S. Food and Drug Administration ("FDA") on September 26, 2013 (the "Laser Earn-Out Payment").

Evaluating Goal Achievement

        The Compensation Committee determines performance bonuses based on the results achieved as compared to targets established for a particular fiscal year. The Compensation Committee has the discretion to award bonuses that correspond to that level of achievement, or to modify the award payable if it believes a modification would be in the best interests of QLT and its shareholders. In performing its assessment, the Compensation Committee may also consider market, business or organizational factors that may have impacted achievement of a specific goal.

Achievement of Corporate Goals

        In early 2015, the Compensation Committee considered the performance of QLT relative to the corporate objectives set in early 2014. Based on the assessment of QLT's performance and achievements against the corporate goals, the Compensation Committee determined that QLT achieved 73.4% of its 2014 corporate objectives. The following chart illustrates the weighting and level of achievement of each of the 2014 corporate goals:

Goal	Weighting	Achievement
Enhancing Shareholder Value	50%	90%
Synthetic Retinoid Program	40%	64%
Operational Activities	10%	28%

        In evaluating QLT's performance against its goals established for 2014, and determining the extent to which those goals were successfully achieved, the Compensation Committee considered the following factors:

  •
  Enhancing Shareholder Value:  In June 2014, QLT entered into an Agreement and Plan of Merger (the "Auxilium Merger Agreement") among QLT, Auxilium Pharmaceuticals, Inc., a Delaware corporation ("Auxilium"), QLT Holding Corp., a Delaware corporation and a wholly owned subsidiary of QLT ("HoldCo"), and QLT Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of HoldCo ("AcquireCo"). The Auxilium Merger Agreement contemplated a business combination, through a stock transaction, whereby AcquireCo would be merged with and into Auxilium and Auxilium would continue as the surviving corporation (the "Auxilium Merger"). On the date of the closing of the Auxilium Merger, Auxilium would have become an indirect wholly owned subsidiary of QLT (the "Combined Company") and Auxilium stockholders would have received common shares representing approximately 76% of the Combined Company, subject to certain adjustments.

    On October 8, 2014, the Auxilium Merger Agreement terminated after Auxilium delivered a notice of termination to QLT informing QLT that Auxilium's board of directors had reviewed an offer from Endo International plc to acquire all of the issued and outstanding shares of Auxilium (the "Endo Proposal") and, after consulting with its financial advisors and external legal counsel, determined that the Endo Proposal was superior to the proposed merger with QLT. Due to this change in recommendation by Auxilium's board of directors and in accordance with the termination provisions of the Auxilium Merger Agreement, on October 9, 2014, Auxilium paid QLT a termination fee of $28.4 million (the "Termination Fee"). On October 22, 2014, pursuant to the terms of our financial advisory services agreement with Credit Suisse, QLT paid Credit Suisse a fee of $5.7 million in connection with the termination of the Auxilium Merger Agreement. The financial advisory services agreement with Credit Suisse was subsequently terminated.

        The Compensation Committee assigned 50% of the 2014 corporate goals to the Enhancing Shareholder Value goal. In determining the extent to which management had met this goal, the Compensation Committee acknowledged the extensive efforts undertaken by management to complete a review of strategic transactions, which ultimately resulted in the signing of the Merger Agreement. The Compensation Committee also noted that the termination of the Merger with Auxilium resulted from the Endo Proposal, an event beyond management's control, and consequently determined that, in recognition of management's efforts towards the transaction, QLT achieved 45% out of the targeted 50% with respect to this goal.

  •
  Synthetic Retinoid Program:  The following principal clinical and regulatory development objectives to advance QLT's synthetic retinoid program were achieved in 2014:

  •
  met with the FDA and EMA, including an end-of-phase II meeting with the FDA, in order to progress QLT091001 for the treatment of certain inherited retinal diseases toward pivotal trials;

  •
  prepared to launch a central patient registry to identify and characterize patient status and then follow disease progression to track the natural history of the disease;

  •
  completed the Phase IIa proof-of-concept study of QLT091001 for the treatment of Impaired Dark Adaptation.

        The Compensation Committee assigned 40% to the Synthetic Retinoid Program goal. Despite our efforts to advance the program noted above, we did not complete a licensing or collaboration transaction or initiate a pivotal trial of QLT091001 for the treatment of inherited retinal disease in 2014. As a result, the Compensation Committee determined that we achieved 25.6% out of the targeted 40% with respect to this goal.

  •
  Operational Activities:  The following principal transitional and restructuring objectives were achieved in 2014:

  •
  reviewed organizational needs to enhance operational efficiencies.

        The Compensation Committee assigned 10% to the Operational Activities goal. Given that we did not favorably resolve issues pertaining to the QCELLUS laser or collect the Laser Earn-Out Payment, the Compensation Committee determined that we achieved 2.8% out of the targeted 10% with respect to this goal.

Achievement of Individual Goals and Total Cash Incentive Compensation

        The extent to which individual goals have been achieved or exceeded is determined largely from the annual performance recommendations for each of the other named executive officers prepared by the Interim CEO, and approved by the Compensation Committee.

        Chief Financial Officer.    In 2014, individual goals were established for Mr. Jagpal, including goals related to (i) supporting potential strategic activities and (ii) effectively managing financial reporting and internal controls. Consistent with the severance terms of his employment agreement, Mr. Jagpal was assessed as having met but not exceeded each of these goals, to achieve, overall by percentage, 100% of his individual goals for 2014. Based upon the achievement of the corporate goals and his individual goals, and the relative weighting between them, Mr. Jagpal was awarded a cash incentive compensation amount for 2014 equal to C$85,148 (US$77,106), which represented approximately 34% of his base salary for 2014.

        Senior Vice President, Business Development and Commercial Operations.    In 2014, individual goals were established for Dr. Lussow, including goals related to coordinating internal support efforts on certain strategic matters and collection of the Laser Earn-Out Milestone payment. Effective May 31, 2014, Dr. Lussow's employment with QLT was terminated and he was entitled to the following cash incentive compensation payments under the terms of his June 30, 2006 Change of Control Agreement:

  •
  Upon termination, Dr. Lussow received a lump-sum payment of C$66,757 (US$64,813) pertaining to his 2014 bonus amount payable under QLT's cash incentive compensation plan for the 2014 performance period. The payment was calculated as if all corporate and individual goals were achieved but not exceeded (pro-rated for actual months worked by Dr. Lussow during the 2014 calendar year).

  •
  Upon termination, Dr. Lussow received a lump-sum payment of C$240,325 (US$217,626), which represents an 18 month bonus entitlement following his termination date (calculated at the maximum cash incentive compensation entitlement that would otherwise have been paid during the severance period as if all corporate and individual goals for that year have been achieved but not exceeded).

Equity Awards

        Equity compensation represents a significant portion of named executive officer total compensation at QLT. The amount and type of equity awards are intended to align QLT's named executive officers' interests with shareholder interests by increasing named executive officer compensation through sustained increases in the value of QLT's common shares. These equity-based awards also serve as a retention incentive. In setting the equity compensation levels of the named executive officers, the Compensation Committee considers numerous factors, including market data, the prior grants of stock options to the named executive officer, the level of responsibility and expected future contributions of the named executive officer, the performance of the named executive officer in the year, the total cash compensation level of the named executive officer, the fair value of long-term incentives awarded to executives in similar positions in a comparator group, and the ability of stock options to retain named executive officers.

        QLT currently maintains one equity compensation plan, the 2000 Plan, which provides for the issuance of stock options to directors, officers, employees and key consultants of QLT and its affiliates. Option grants are meant to directly link executive compensation to value creation for shareholders, and the amount (if any) each executive ultimately realizes from the options depends solely on the increase in value of common shares from the date of grant through the date of exercise. The 2000 Plan also provides for the issuance of RSUs.

        The 2000 Plan is administered by the Compensation Committee. The Compensation Committee or the Board of Directors (upon the recommendation of the Compensation Committee) is authorized to grant equity awards. Generally, except in the case of awards for new hires and specific circumstances described below, equity awards are decided once a year at a regularly scheduled meeting. With respect to certain new hires, the Interim CEO has limited authority to make a limited number of awards to new hires consistent with guidelines specified by the Board of Directors. Under the 2000 Plan, awards are deemed to be granted on the date that the Compensation Committee or the Board of Directors, as applicable, authorizes the grant or such later date as may be determined by the Compensation Committee or the Board of Directors, as applicable, at the time that the grant is authorized. All awards are granted after the market close on the date of grant and the exercise price of stock options will not be less than the closing price on the TSX on the date of grant. RSUs may be granted pursuant to the 2000 Plan with no consideration from the participant. RSUs are generally subject to vesting conditions, including continued employment. The Board of Directors did not grant any RSUs to employees during 2014.

        Except as described below, all currently outstanding options granted to QLT's named executive officers are exercisable for a term of ten years and vest in 36 equal monthly installments. In QLT's view, monthly vesting over three years facilitates retention while also providing a program that is consistent with market practices to attract and retain talent. In addition, in the event of a change of control, the Board of Directors may, in its discretion, accelerate the vesting of all or a portion of any unvested options. These terms provide executives with certain financial incentives that enhance QLT's ability to attract and retain key employees.

        With the exception of new hires, the Board of Directors typically grants stock options to its executive officers annually, following each annual general meeting of shareholders. Upon his appointment to Interim CEO, Dr. Geoffrey Cox was awarded, upon recommendation by the Compensation Committee, 150,000 stock options. Unlike other options granted to QLT's executive officers, these options vest in six monthly installments beginning on the first monthly anniversary of the date of grant and will expire, if unexercised, on the 90th day after the cessation of his service as an employee or director of QLT.

        In December 2014, the Board of Directors, upon the recommendation of the Compensation Committee and following consultation with Radford, approved stock option grants to most of QLT's employees to enhance motivation and retention in light of QLT's reduced size, streamlined operations and termination of the Merger Agreement by Auxilium. Mr. Jagpal was not granted options given that he tendered his resignation on November 26, 2014.

Principal Executive Officer

        Mr. Meckler was the Chairman of the ETC from February 16 2013 to October 22 2014. No goals were set for Mr. Meckler and he was not awarded a bonus in connection with his role as Chairman of the ETC. It is the Board's view that Mr. Meckler has been, since his initial appointment to the Board on June 4 2012, an "independent" member of the Board and does not consider Mr. Meckler to have been an executive officer of QLT as a result of his role as Chairman of the ETC. However, the designation of Mr. Meckler as "Principal Executive Officer" of QLT for compensation reporting purposes from January 1 2014 to October 22 2014, the period in which he served as Chairman of the ETC, may create the appearance that Mr. Meckler served as an executive officer on behalf of QLT during such time. The inclusion of Mr. Meckler as a named executive officer is not intended to imply that he was at any time an executive officer of QLT, and should not be construed as such. Effective October 23, 2014, Dr. Geoffrey Cox assumed the position of "Principal Executive Officer" upon his appointment to Interim CEO. For additional information refer to the Independence of Directors section below.

Minimum Guidelines for Executive Officers

        To further align our executives' financial interests with those of our shareholders, the Board, on the recommendation of the Compensation Committee, has approved share ownership guidelines for executive officers, encouraging share ownership as follows within five years after the latest of: (i) September, 2009 (the date of the implementation of the share ownership guidelines by the Board); (ii) the date the executive officer is hired; and (iii) the date the executive officer assumes a new position as an executive officer:

  •
  Chief Executive Officer: an amount equal to 1.5 times the CEO's annual base salary; and

  •
  Other named executive officers: an amount equal to 0.5 times the named executive officer's annual base salary.

        The value of QLT "in-the-money" vested stock options held by the executive is counted towards fulfilling the share ownership guidelines. The value of the shares owned for the purposes of fulfilling the share ownership guidelines is determined as the greater of the acquisition cost or the market value at the time of the determination. Compliance with the share ownership guidelines is evaluated on an annual basis by the Corporate Governance and Nominating Committee. These guidelines were not applied to Mr. Meckler as the former Chairman of the ETC. Assuming that Dr. Cox serves as Interim CEO for a short term period until the appointment of a permanent Chief Executive Officer, he will not be required to fulfill the share ownership guidelines set for the Chief Executive Officer. Given Mr. Jagpal's appointment as an executive officer in 2013 and his departure in early 2015, he was not required to meet the guidelines.

Health and Life Benefits

        Our named executive officers receive medical, dental, life insurance and other benefits generally made available to all of our employees.

Registered Retirement Savings Plan (RRSP) Matching Program

        Our named executive officers resident in Canada are eligible, along with all other QLT employees resident in Canada, to participate in our registered retirement savings plan ("RRSP") matching program. Under this program, we match the amount contributed by the named executive officer into his or her RRSP annually (or into QLT's group RRSP Plan) up to 50% of the annual maximum amount allowable by the Canada Revenue Agency, less any applicable tax withholdings.

Tax and Accounting Consideration

        The Board and the Compensation Committee generally consider the financial accounting and tax implications of their named executive officer compensation decisions. While QLT is not generally subject to tax in the United States, when applicable, the Compensation Committee and the Board will consider the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to our named executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year for the CEO and each of the other named executive officers (other than the Chief Financial Officer), unless compensation is performance-based. The Compensation Committee, where it determines that Section 162(m) is applicable and it is reasonably practicable, will seek to qualify the variable compensation paid to our named executive officers for an exemption from the deductibility limitations of Section 162(m).

Compensation of Executive Officers

        The Interim CEO is paid in a combination of Canadian and U.S. dollars and our other executive officers are paid in Canadian dollars. For reporting purposes only, all compensation is set out below in U.S. dollars.

2014 Summary Compensation Table

        The following table summarizes total compensation for the 2014, 2013, and 2012 fiscal years earned by QLT's named executive officers. As discussed elsewhere in this Proxy Statement, Mr. Meckler, as Chairman of the ETC from February 16, 2013 through October 23, 2014, is included in this table because the ETC served the function of QLT's CEO during such time. Because of this and solely for the reason of providing QLT's shareholders with comprehensive disclosure in accordance with principles of transparency and good corporate governance, QLT has included Mr. Meckler as a named executive officer in the following tables. Mr. Meckler was not employed by QLT, nor compensated by QLT, other than as a director.

Name	Principal Position	Year	Salary(4)		Stock Awards(5)			Option Awards(8)		Non-Equity Incentive Plan Compensation		All Other Compensation			Total
Jeffrey A. Meckler	Former Chairman — Executive Transition Committee and Principal Executive Officer(1)	2014 2013		— —	$ $	22,168 74,932	(6) (7)	$ $	20,601 583,495		— —	$ $	456,159 364,100	(9) (9)	$ $	498,928 1,022,527
Dr. Geoffrey F. Cox	Interim Chief Executive Officer and Principal Executive Officer(2)	2014		$94,398		—			$287,965		—		$92,899	(9)		$475,262
Sukhi Jagpal	Chief Financial Officer and Principal Financial and Accounting Officer(3)	2014 2013 2012	$ $ $	226,388 233,844 182,922		— — —		$ $	— 211,650 25,108	$ $ $	77,106 90,049 66,205	$ $ $	26,372 18,919 31,867	(10) (11) (12)	$ $ $	329,866 554,462 306,102
Alexander Lussow	Senior VP, Business Development and Commercial Operations	2014 2013 2012	$ $ $	120,904 311,100 320,593		— — —		$	— 247,573 —	$ $ $	60,452 160,508 180,334	$ $ $	796,160 11,563 90,064	(13) (14) (15)	$ $ $	977,516 730,744 590,991

*
Note: Where amounts shown were paid or priced in Canadian dollars, amounts set out in the Summary Compensation Table reflect the U.S. dollar equivalent of those amounts, converted using an average of noon buying rates published by the Federal Reserve Bank of New York, for each respective year as follows: 2014 — US$1.00 = C$1.1043; 2013 — US$1.00 = C$1.0300 and
2012 — US$1.00 = C$0.9995.

(1)
Mr. Meckler served as Chairman of the ETC from February 16, 2013 until October 22, 2014. The ETC was disbanded on October 23, 2014.

(2)
Mr. Cox was appointed Interim CEO on October 23, 2014.

(3)
Mr. Jagpal was appointed Interim CFO on July 20, 2012 and CFO on February 27, 2013. His employment with QLT terminated on January 26, 2015 following his resignation.

(4)
Annual salaries were paid in Canadian dollars but are stated here in U.S. dollars for reporting purposes only. Dr. Cox's 2014 base salary amount reflects the amount that he was paid from October 23, 2014, the date of his appointment to Interim CEO, to December 31, 2014. Dr. Lussow's 2014 base salary amount represents base salary paid to him prior to his May 31, 2014 termination date. The year over year declines in Dr. Lussow's annual base salary is due in part to the change in the Canadian to U.S. dollar exchange rates. Following Mr. Jagpal's appointment to Chief Financial Officer on February 27, 2013, the QLT Board of Directors increased his annual base salary from C$192,500 to C$250,000. The year over year declines in Mr. Jagpal's annual base salary are due in part to the change in the Canadian to U.S. dollar exchange rates.

(5)
Stock awards consist of Deferred Share Units ("DSUs") and RSUs. DSUs vest in 36 successive and equal monthly installments beginning on the first day of the first month after the grant date. A vested DSU can only be settled by conversion to cash and is automatically converted after a director ceases to be a member of the Board of Directors unless the director is removed for just cause. RSUs vest in 3 successive and equal annual installments on the date of each of the first 3 annual general meetings held after the date of grant. Upon vesting, each RSU represents the right to receive one common share of QLT. In accordance with ASC Topic 718, RSUs and DSUs are reflected at fair value. The fair value of RSUs is measured based on the closing price of QLT's shares on the TSX on the date of grant. In accordance with the DDSU Plan, the fair value of DSUs is measured based on the closing price of QLT's shares on the TSX on the trading day immediately preceding the date of grant. For a discussion of the assumptions used in the valuation of the stock awards granted in each respective year, refer to QLT's Form 10-K under Note 9 to the Consolidated Financial Statements for 2014.

(6)
On December 17, 2014, Mr. Meckler was granted 6,000 RSUs for his service as a member of the Board of Directors. No DSUs were granted to Mr. Meckler in 2014. The estimated fair value of each RSU as at the grant date was C$4.08 (US$3.69), which represents the closing price of QLT's shares on the TSX on December 17, 2014 (see footnote 5 above for a description of the applicable fair value measurements).

(7)
On July 15, 2013, Mr. Meckler was granted 11,000 DSUs and 6,000 RSUs for his service as a member of the Board of Directors. The estimated fair value of each DSU and RSU as at the grant date was C$4.54 (US$4.41), which represents the closing price of QLT's shares on the TSX on July 14, 2013 and July 15, 2013, respectively (see footnote 5 above for a description of the applicable fair value measurements).

(8)
Represents the grant date fair value of options granted calculated using the Black Scholes option pricing model, in accordance with ASC Topic 718 for share based payment transactions. For a discussion of the assumptions used in the valuation of the options granted in each respective year, refer to QLT's Form 10-K under Note 9 to the Consolidated Financial Statements for 2014.

(9)
Represents director fees earned or paid in cash in 2014. For a breakdown of these director fees, see the Directors Compensation section below.

(10)
Amount reported consists of (i) contribution matching under QLT's RRSP matching program of $10,989 and (ii) 2014 accrued vacation of $15,383, which was paid to Mr. Jagpal on January 30, 2015. For more detailed information on Mr. Japgal's severance and termination benefits, which were paid to him on January 30, 2015 in connection with his resignation, refer to the Employment Agreement with Sukhi Jagpal section below.

(11)
Amount reported consists of (i) contribution matching under QLT's RRSP matching program of $11,563 and (ii) a payment of $7,356 for accrued vacation.

(12)
Amount reported consists of (i) contribution matching under QLT's RRSP matching program of $11,491 and (ii) the value of the acceleration of vesting of all of Mr. Jagpal's stock options due to the change in control resulting from the election of the QLT Board of Directors at the 2012 annual general meeting, which was $20,377.

(13)
Amount reported consists of (i) contribution matching under QLT's RRSP matching program of $8,463, (ii) a severance and termination payment of $753,078, and (iii) a payment of $34,619 for accrued vacation. Dr. Lussow's severance and termination amount of $753,078 consists of the following: a $435,253 (C$480,650) lump-sum severance payment, an 18 month bonus entitlement of $217,626 (C$240,325), $45,278 (C$50,000) for moving expenses, $41,107 (C$45,395) for health benefits, and $13,814 (C$15,254) for RRSP matching contributions. For more details about these components of Dr. Lussow's severance and termination package, refer to the Employment Agreement with Alexander R. Lussow section below.

(14)
Amount reported consists of contribution matching under QLT's RRSP matching program of $11,563.

(15)
Amount reported consists of (i) contribution matching under QLT's RRSP matching program of $11,491 and (ii) the value of the acceleration of vesting of all of Dr. Lussow's stock options due to the change in control resulting from the election of the QLT Board of Directors at the 2012 annual general meeting, which was $78,573.

Grants of Plan-Based Awards for the Fiscal Year Ended December 31, 2014

        The following table provides certain information concerning each grant of an award made to a named executive officer in 2014.

		Estimated Future Payouts Under Non-Equity Incentives Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(5)	All Other Option Awards: Number of Securities Underlying Options(8)
							Exercise or Base Price of Option Awards ($/Sh)(6)
								Grant Date Fair Value of Stock and Option Awards(5)(7)
Name	Grant Date	Target(1)	Maximum(1)
Jeffrey A. Meckler	December 17, 2014	—	—	(2)	6,000	12,500	$3.69	$42,769
Dr. Geoffrey F. Cox	October 29, 2014	—	—	(2)	—	150,000	$4.05	$287,965
Sukhi Jagpal	—	$79,236	$99,045	(3)	—	—	—	—
Alexander Lussow	—	$145,084	$181,355	(4)	—	—	—	—

*
Note: Where amounts shown were paid or priced in Canadian dollars, they have been converted to U.S. dollars for disclosure purposes using an average of 2014 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = C$1.1043.

(1)
Amounts represent the annual Target and Maximum for QLT's cash incentive compensation program for 2014. There is no threshold minimum amount that could be paid as a bonus under QLT's cash incentive compensation program for 2014.

(2)
As a director, Mr. Meckler did not participate in QLT's cash incentive compensation program. In accordance with Dr. Cox's employment agreement with QLT, he will not be paid any compensation under QLT's cash incentive compensation program. As result, no annual Target or Maximum has been specified in the table above.

(3)
The amount actually paid under QLT's cash incentive compensation program to Mr. Jagpal for 2014 was US$77,106 (C$85,148).

(4)
The amount actually paid under QLT's cash incentive compensation program to Mr. Lussow for 2014 was US$60,452 (C$66,757), which was the pro-rated amount he received prior to his May 31, 2014 termination date. For more detailed information on Dr. Lussow's severance and termination benefits, which were paid to him on May 30, 2014 in connection with his termination, refer to the Employment Agreement with Alexander R. Lussow section below.

(5)
Stock awards consist of RSUs and DSUs. On December 17, 2014, Mr. Meckler was granted 6,000 RSUs and no DSUs were granted in 2014. RSUs were fair valued at C$4.08 (US$3.69) per unit on the December 17, 2014 grant date.

(6)
Stock options granted on December 17, 2014 were priced at C$4.08 (US$3.69). These stock options vest and become exercisable in 36 successive and equal monthly installments from the grant date and have an expiration term of 10 years from the grant date. Stock options granted on October 29, 2014 were priced at C$4.47 (US$4.05). These stock options vested and became exercisable in 6 successive and equal monthly installments from the grant date and have an expiration term of 10 years from the grant date.

(7)
The grant date fair value of options granted was calculated using the Black-Scholes option pricing model in accordance with ASC Topic 718 for share-based payment transactions. For a discussion of the assumptions made in the valuations reflected in this column, see QLT's Annual Report on Form 10-K under Note 9 to the Consolidated Financial Statements for 2014.

(8)
On June 7, 2015, in connection with certain transactions announced by QLT on June 8, 2015 and in anticipation of the effect of the Special Distribution on the market price of QLT's common shares, the Board approved a recommendation of the Compensation Committee to accelerate the vesting of all unvested options and unvested RSUs granted to its directors, employees, and consultants in accordance with the terms of the 2000 Plan.

 Outstanding Equity Awards at 2014 Fiscal Year-End Table

        The following table provides information concerning unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer outstanding as of December 31, 2014.

	OPTION AWARDS				STOCK AWARDS
Name	Number of securities underlying unexercised options (#) exercisable(1)	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)(2)	Option expiration date(1)	Number of shares or units of stock that have not vested(#)(3)(5)	Market value of shares of units of stock that have not vested($)(4)
Jeffrey A. Meckler	—	12,500	$3.69	December 16, 2024	17,944	$75,236
	5,903	6,597	$4.11	July 14, 2023	—	—
	225,000	—	$4.87	November 21, 2023	—	—
Dr. Geoffrey F. Cox	50,000	100,000	$4.05	October 28, 2024	11,944	$50,079
	5,903	6,597	$4.11	July 14, 2023
Sukhi Jagpal	47,222	52,778	$4.11	July 14, 2023	—	—
Alexander Lussow	—	—	—	—	—	—

*
Note: Where amounts shown were paid or priced in Canadian dollars, they have been converted to U.S. dollars for disclosure purposes using an average of 2014 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = C$1.1043.

(1)
Stock options expiring on December 16, 2024 were granted on December 17, 2014 and vest and become exercisable in 36 successive and equal monthly installments from the grant date. Stock options expiring on July 14, 2023 were granted on July 15, 2013 and vest and become exercisable in 36 successive and equal monthly installments from the grant date. Stock options expiring on November 21, 2023 were granted on November 22, 2013 and vested and became exercisable in six successive and equal monthly installments from the grant date. Stock options expiring of October 28, 2024 were granted on October 29, 2014 and vest and become exercisable in six successive and equal monthly installments from the grant date.

(2)
All stock options were granted with an exercise price denominated in Canadian dollars. Exercise prices have been converted to U.S. dollars for disclosure purposes using an average of 2014 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = C$1.1043.

(3)
Represents the number of DSUs and RSUs that had not vested as at December 31, 2014. The DSUs vest in 36 successive and equal monthly installments beginning on the first day of the first month after the grant date. No DSUs were granted in 2014. DSUs can only be settled in cash. The RSUs vest in 3 successive and equal annual installments on the date of each of the first three annual general meetings of QLT held after the date of grant. Upon vesting, each RSU represents the right to receive one common share of QLT. On July 15, 2013, Dr. Cox was granted 11,000 DSUs and 6,000 RSUs. As at December 31, 2014, Dr. Cox has 7,944 unvested DSUs and 4,000 unvested RSUs. On July 15, 2013, Mr. Meckler was granted 11,000 DSU's and 6,000 RSUs and on December 17, 2014 he was granted 6,000 RSUs. As at December 31, 2014, Mr. Meckler has 7,944 unvested DSUs and 10,000 unvested RSUs.

(4)
Amounts reflect the market value of unvested DSUs and RSUs calculated by multiplying the number of such unvested DSUs and RSUs by the C$4.63 (US$4.19) closing price of QLT's shares on the TSX on December 31, 2014, the last trading day in 2014.

(5)
On June 7, 2015, in connection with certain transactions announced by QLT on June 8, 2015 and in anticipation of the effect of the Special Distribution on the market price of QLT's common shares, the Board approved a recommendation of the Compensation Committee to accelerate the vesting of all unvested options and unvested RSUs granted to its directors, employees, and consultants in accordance with the terms of the 2000 Plan.

 2014 Option Exercises and Stock Vested Table

        The following table provides information with respect to vested stock awards and option exercises during 2014 by our named executive officers.

	OPTIONS AWARDS		STOCK AWARDS(2)
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)(1)	Number of Shares Acquired on Vesting(#)		Value Realized on Vesting($)(5)
Jeffrey A. Meckler	—	—	9,333	(3)	$47,009
Dr. Geoffrey F. Cox	—	—	9,333	(4)	$47,009
Sukhi Jagpal	—	—	—		—
Alexander Lussow	100,000	$43,262	—		—

(1)
The value realized upon exercise is determined by multiplying (i) the closing price on the date of exercise, less the option exercise price, by (ii) the number of options exercised. All stock options were granted with an exercise price denominated in Canadian dollars. Exercise prices and sale prices have been converted to U.S. dollars for disclosure purposes using an average of 2014 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = C$1.1043.

(2)
Stock awards consist of DSUs and RSUs. The DSUs vest in 36 successive and equal monthly installments beginning on the first day of the first month after the grant date. The RSUs vest in three successive and equal annual installments on the date of each of the first three annual general meetings of QLT held after the date of grant.

(3)
In July 2013, Mr. Meckler was granted 11,000 DSUs for his service as a member of the Board of Directors, of which 3,667 vested during 2014. In July 2012, Mr. Meckler was granted 11,000 DSUs for his service as a member of the Board of Directors, of which 3,667 vested during 2014. In December 2014, Mr. Meckler was also granted 6,000 RSUs, none of which were vested as at December 31, 2014. In July 2013, Mr. Meckler was also granted 6,000 RSUs, of which 2,000 vested on December 15, 2014 (i.e. QLT's 2014 annual meeting date) and 2,000 shares were consequently issued.

(4)
In July 2013, Dr. Cox was granted 11,000 DSUs for his service as a member of the Board of Directors, of which 3,667 vested during 2014. In July 2012, Dr. Cox was granted 11,000 DSUs for his service as a member of the Board of Directors, of which 3,667 vested during 2014. In July 2013, Dr. Cox was also granted 6,000 RSUs, of which 2,000 vested on December 15, 2014 (i.e. QLT's 2014 annual meeting date) and 2,000 shares were consequently issued.

(5)
The value of the DSUs realized upon vesting was determined by multiplying the closing price of QLT's common shares at each month's vesting date, by the number of DSUs vested. The value of the RSUs vested was determined by multiplying the closing price of QLT's shares on the TSX on December 15, 2014, the date of the 2014 annual general meeting and vesting date, by the quantity of RSUs vested.

Pension Benefits and Non-Qualified Deferred Compensation

        We do not have any pension plans or non-qualified deferred compensation plans for our named executive officers.

Employment Agreements, Post-Employment Compensation and Change in Control Arrangements

        We have entered into the agreements summarized below with our named executive officers.

        Employment Agreement with Dr. Geoffrey F. Cox.    On October 23, 2014, Dr. Cox entered into a six-month employment agreement with QLT to serve as the Company's Interim Chief Executive Officer, which was extended for an additional six months on April 21, 2015 and a further six months on October 8, 2015. The term of his employment is currently scheduled to end on April 22, 2016. Dr. Cox is entitled to receive a base salary of US$40,000 per month, health-related benefits, paid vacation, and expense reimbursement in accordance with Company policies. Under the terms of Dr. Cox's employment agreement, QLT is required to provide him with a tax equalization payment if the resulting Canadian taxes associated with his employment by QLT exceed the U.S. tax he would have been required to pay had his employment been entirely performed in the state of Massachusetts. In connection with his employment, on October 29, 2014 QLT also granted Dr. Cox options to purchase 150,000 common shares of QLT at an exercise price of C$4.47 (being the closing price of QLT's common shares on the TSX on the date of the grant). The options vested monthly over 6 months from the grant date and have a ten year expiration term. Following his termination, all vested and unexercised options will be exercisable for 90 days following the later of his termination date and the date that Dr. Cox ceases to be an employee or director of QLT. In accordance with the amendment entered into on October 8, 2015, the Company also agreed, subject to Board approval, to grant Dr. Cox up to an additional 150,000 stock options subject to certain terms and conditions of such amendment. In the event that QLT terminates the employment of Dr. Cox prior to the end of his employment term, other than for cause, he will be entitled to receive the lesser of two months base salary and the base salary from the last day of his active employment to April 22, 2016. Following termination of employment, Dr. Cox will be bound by non-competition and non-solicitation terms, which prohibit him from participating in a competitive business or soliciting QLT's customers or employees for a period of nine months following the termination of his employment with QLT. Dr. Cox continues to serve as a member of the Board, however, during the term of the employment agreement, he will not receive any director fees for such Board service.

        Employment Agreement Dr. Alexander R. Lussow.    On June 30, 2006, Dr. Lussow entered into an employment agreement with QLT pursuant to which, during his employment, he was entitled to base salary, cash incentive compensation under our cash incentive compensation plan, participation in our 2000 Plan, and other health-related benefits and registered retirement savings plan employer matching contributions. Except as stated below, in the event that QLT terminated the employment of Dr. Lussow without cause, the employment agreement provided that he was entitled to (a) twelve months' notice, plus one additional month of base salary for each year of service (to a maximum of 24 months in total), (b) payment of salary and bonus earned to the date of termination as if all corporate and individual goals for that year were achieved but not exceeded, (c) an amount to compensate him for lost benefits during the notice period, and (d) payment for outplacement counselling services to assist him in seeking alternative employment. Following termination of employment, Dr. Lussow is bound by the terms of a non-competition and non-solicitation agreement, which prohibits him from participating in a competitive business or soliciting our customers or employees for a period of one year following the termination of his employment.

        Letter Agreement with Dr. Alexander R. Lussow.    Effective December 18, 2013, QLT entered into a letter agreement with Dr. Lussow, in which QLT, among other things, agreed to terminate Dr. Lussow on either March 31, 2014, April 30, 2014 or May 31, 2014, at QLT's discretion and confirmed that, upon such termination, Dr. Lussow would be entitled to severance benefits under his change of control agreement dated June 30, 2006 between QLT and Dr. Lussow (the "2006 Change of Control Agreement") as a result of the change of control that occurred at QLT's 2012 annual general meeting of shareholders. Dr. Lussow agreed not to resign prior to such termination date and to perform his duties up to his termination in a manner consistent with his then current performance. Dr. Lussow was terminated pursuant to the letter agreement effective May 31, 2014, and received the severance benefits below.

Compensation:
18 Months' Base Salary(1)	$435,253
Cash Bonus
2014 Performance Period(2)	60,452
18 Months' Bonus Entitlement(3)	217,626
Benefits and Perquisites:
18 Months' RRSP Contributions(4)	13,813
Benefits Compensation(5)	41,107
Moving Expenses(6)	45,278

Total	$813,529

*
Note: The table above reflects the U.S. dollar equivalent of amounts that were paid in Canadian dollars. These amounts were converted using an average of 2014 noon buying rates published by the Federal Reserve Bank of New York US$1.00 = C$1.1043.

(1)
Upon termination, Dr. Lussow received a lump-sum severance payment of C$480,650 (US$435,253), which is equivalent to 18 months of base salary.

(2)
Upon termination, Dr. Lussow received a lump sum payment of C$66,757 (US$60,452) pertaining to his 2014 bonus amount payable under QLT's cash incentive compensation plan for the 2014 performance period. The payment was calculated as if all corporate and individual goals were achieved but not exceeded (pro-rated for actual months worked by Dr. Lussow during the 2014 calendar year).

(3)
Upon termination, Dr. Lussow received a lump-sum payment of C$240,325 (US$217,626), which represents an 18 month bonus entitlement following his termination date (calculated at the maximum cash incentive compensation entitlement that would otherwise have been paid during the severance period as if all corporate and individual goals for that year have been achieved but not exceeded).

(4)
Upon termination, Dr. Lussow received RRSP matching contributions for the 18 month period following his termination date. As he participated in QLT's RRSP program, the payment reflected above does not include his contributions up to the termination date, which were already paid prior to his termination date.

(5)
In accordance with the terms of the 2006 Change of Control Agreement, Dr. Lussow was entitled to continued benefit plan coverage with the exception of short-term disability, long-term disability and out of country travel coverage for a period of 30 days and, at his election, until a date not to exceed the 18 month severance period, to either continued benefit coverage or to compensation of 10% of base salary or any combination of the two. Upon termination, Dr. Lussow elected to receive the payment equivalent to 10% of his base salary following the initial 30 day period. He received a lump-sum payment of CAD $45,395 (US$41,107) in respect of this amount.

(6)
Upon termination, Dr. Lussow received a lump-sum payment of C$50,000 (US$45,278) for moving expenses.

        Employment Agreement with Sukhi Jagpal.    On November 5, 2012, Mr. Jagpal entered into an amended and restated employment agreement with QLT, which was further amended on February 27, 2013. Based on the terms of the employment agreement (as amended), during his employment with QLT, Mr. Jagpal was entitled to base salary, cash incentive compensation under QLT's cash incentive compensation plan, participation in the 2000 Plan, and other health-related benefits and registered retirement savings plan employer matching contributions. In the event that QLT terminated the employment of Mr. Jagpal without cause or Mr. Jagpal terminated his employment upon at least 60 days' prior written notice, the employment agreement provided that he is entitled to (a) 12 months' base salary in a lump sum payment at the time of termination, (b) payment of salary and bonus earned to the date of termination as if all individual goals for that year were achieved but not exceeded and all corporate goals, if any, would be calculated using the average percentage of the 3 years immediately preceding the year in which Mr. Jagpal's employment was terminated, (c) provided that such continuation is approved by QLT's insurance provider, continuation of health benefits with the exception of short-term disability, long-term disability and out of country travel coverage for up to 12 months, or such earlier time as Mr. Jagpal commences an employment or consulting relationship with a third party, and (d) an amount equal to the RRSP matching payments Mr. Jagpal would otherwise have been eligible to receive until his termination date and from his termination date to the last day of his 12 month severance period. Following termination of employment, Mr. Jagpal is bound by the terms of a non-competition and non-solicitation agreement, which prohibits him from participating in a competitive business or soliciting QLT's customers or employees for a period of two years following the termination of his employment. On July 17, 2014, QLT entered into a letter agreement with Mr. Jagpal providing for a retention bonus of C$100,000, payable to Mr. Jagpal on the later of 90 days following completion of the merger contemplated by the Merger Agreement or February 28, 2015, provided that (i) if the Merger Agreement was terminated by either Auxilium or QLT, the retention bonus would be payable to Mr. Jagpal on the later of 30 days from the termination date or February 28, 2015, and (ii) if Mr. Jagpal's employment was terminated without cause, the retention bonus would be payable to Mr. Jagpal within 30 days from his termination of employment.

        On November 26, 2014, Mr. Jagpal tendered his resignation and provided 60 days' written notice to QLT. His employment ceased on January 26, 2015 and on January 30, 2015 he received certain severance and termination benefits in accordance with the terms of his employment agreement, which are summarized below.

As Mr. Jagpal terminated his employment prior to February 28, 2015, he forfeited his entitlement to his retention bonus of C$100,000.

Compensation:
12 Months' Base Salary(1)	$226,388
Cash Bonus
2014 Performance Period(2)	77,106
2015 Performance Period(3)	5,289
Benefits and Perquisites:
12 Months' RRSP Contributions(4)	11,288
Benefits Compensation(5)	—

Total	$320,071

*
Note: The table above reflects the U.S. dollar equivalent of amounts that were paid in Canadian dollars. These amounts were converted using an average of 2014 noon buying rates published by the Federal Reserve Bank of New York US$1.00 = C$1.1043.

(1)
Upon his resignation, Mr. Jagpal received a lump-sum severance payment of C$250,000 (US$226,388), which is equivalent to 12 months of base salary.

(2)
Upon his resignation, Mr. Jagpal received a lump-sum payment of C$85,148 (US$77,106) pertaining to his 2014 bonus amount payable under QLT's cash incentive compensation plan.

(3)
Upon his resignation, Mr. Jagpal received a lump-sum payment of C$5,840 (US$5,289) pertaining to his 2015 bonus amount payable under QLT's cash incentive compensation plan for the 2015 performance period. The payment was calculated as if all individual goals were achieved but not exceeded and corporate goals were assessed based on the average percentage of the 3 preceding years. Mr. Jagpal's 2015 bonus amount was pro-rated for the actual period he worked during the 2015 calendar year.

(4)
Upon his resignation, Mr. Jagpal received RRSP matching contributions for the 12 month period following his termination date. As he participated in QLT's RRSP program, the payment reflected above does not include his contributions up to the resignation date, which were already paid prior to his resignation date.

(5)
Upon his resignation, Mr. Jagpal was not entitled to receive any benefit compensation payments given that he commenced employment with a third party immediately following his resignation.

Deferred Share Units and Restricted Stock Units.

        As noted above, under QLT's DDSU Plan, directors may receive a portion of their equity-based compensation in the form of a DSU, which has a value equal to the price of QLT's common shares on the TSX. A DSU is convertible only into cash (no shares are issued). Upon a change in control of QLT, all outstanding unvested DSUs automatically vest. However, notwithstanding a change in control, DSUs can only be converted to cash after the director ceases to be a member of the QLT Board of Directors.

        RSUs may be subject to vesting conditions, including continued employment or service as a director. Upon a change in control of QLT, all unvested RSUs automatically vest. Upon vesting, each RSU represents the right to receive one common share of QLT.

        Stock Options.    Stock options that have been awarded to a named executive officer are governed by the terms of the stock option agreements entered into between QLT and its named executive officers, which provide:

  •
  In the event of retirement, unless otherwise determined by the Compensation Committee, (i) if the executive officer has worked with QLT for at least 20 years, or (ii) is at least 60 years of age and has worked continuously on behalf of QLT for at least five years, then all of his previously unvested stock options will vest, and all stock options will remain exercisable until the expiration date of the stock options. In the event of retirement where neither (i) or (ii) above is applicable, and the retiree has received the consent of the Compensation Committee, then the retiree's stock options will immediately vest and will terminate upon the earlier of (a) 90 days following the retirement date, or (b) the expiration date of the stock option.

  •
  In the event of death or termination due to disability, all previously unvested stock options of the named executive officer will vest, and all stock options will remain exercisable until the earlier of (a) twelve months following the date of death or termination due to disability of the named executive officer, or (b) the expiration date of the stock option.

  •
  In the event of a termination of the named executive officer's employment other than for cause, all vested stock options will remain exercisable until the earlier of (a) 90 days following his termination of service, or (b) the expiration date of the stock option.

        With the exception of the stock options granted to Mr. Meckler on November 22, 2013 and Dr. Cox on October 29, 2014, which provide for automatic acceleration upon a change of control, any accelerated vesting of stock options granted to named executive officers following a change of control will be at the QLT Board of Directors' discretion.

        On June 7, 2015, in connection with certain transactions announced by QLT on June 8, 2015 and in anticipation of the effect of the Special Distribution on the market price of QLT's common shares, the Board approved a recommendation of the Compensation Committee to accelerate the vesting of all unvested options and unvested RSUs granted to its directors, employees, and consultants in accordance with the terms of the 2000 Plan. On June 7, 2015, the vesting of 64,000 unvested RSUs was accelerated and 64,000 shares were issued to QLT's directors accordingly. In addition, the vesting of 972,135 stock options was accelerated with respect to 98,611 stock options held by directors and 873,524 stock options held by employees.

        Change of Control Agreements.    Prior to the Company's 2012 annual general meeting, the Company entered into separate change of control agreements with each of its named executive officers at the time, including Dr. Lussow. Other than Dr. Lussow, none of the Company's named executive officers is a party to a change of control agreement.

        Dr. Lussow's 2006 Change of Control Agreement contained "double-trigger" change of control severance provisions, such that the change of control did not, by itself, trigger the severance entitlements. The 2006 Change of Control Agreement provided that, in the event of termination by QLT of Dr. Lussow's employment without cause or by Dr. Lussow after a triggering event (as the terms "cause" and "triggering event" are defined in the agreement) within a period of 24 months following a change of control of QLT, he would receive a severance payment equal to 18 months' base salary, the maximum RRSP matching contribution to which Dr. Lussow would otherwise be entitled during the severance period, amounts in lieu of certain other health and retirement benefits for the severance period, relocation expenses, outplacement counselling and an annual cash incentive compensation entitlement calculated at the target cash incentive compensation entitlement that would otherwise have been paid during the severance period. For more information, refer to the Employment Agreements, Post-Employment Compensation and Change in Control Arrangements — Letter Agreement with Dr. Alexander R. Lussow section above.

        A change of control includes an event in which any person acquires 35% or more of the voting securities of QLT, the sale of all or substantially all of the assets of QLT (other than to an affiliate of QLT or to an entity in which our shareholders held 65% of the voting securities prior to the sale), a merger or other reorganization involving QLT in which the original shareholders of QLT own less than 65% of the resulting merged entity, or a change in the majority of the directors on the Board in any consecutive 24 month period or less such that a majority of the Board members ceases to comprise individuals who either have been (a) Board members continuously since the beginning of such period, or (b) appointed or nominated for election as Board members during such period by at least a majority of the Board members described in subsection (a) above who were still in office at the time the Board approved such appointment or nomination.

        Potential Payments upon Termination or Change in Control.    The amount of compensation payable to our named executive officers in the event of a termination of employment or a change of control is set forth in the tables below. The amounts in the tables below were calculated assuming the termination of the named executive officer's employment occurred as of December 31, 2014.

Geoffrey F. Cox

Benefits and Payments upon Termination	Resignation(3)	Retirement(4)	Termination for Cause(5)	Termination other than for Cause(6)	Termination due to Inability to Act(7)	Death(8)	Termination upon a Change in Control of QLT(9)
Compensation:
Base Salary	$40,000	$40,000	—	$149,091	$149,091	$149,091	$149,091
Cash Bonus
2014 Performance Period	—	—	—	—	—	—	—
Subsequent Performance Periods	—		—	—	—	—	—
Option Awards(1)
Vested	$7,726	$7,726	—	$7,726	$7,726	$7,726	$7,726
Unvested and Accelerated	—	—	—	$14,489	$15,026	$15,026	$14,489
Stock Awards(2)
Vested	$58,931	$58,931	—	$58,931	$58,931	$58,931	$58,931
Unvested and Accelerated	—	—	—	—	$50,079	$50,079	$50,079
Benefits and Perquisites:
RRSP Contributions	—	—	—	—	—	—	—
Benefits Compensation	$3,411	—	—	—	—	$12,714	—
Out Placement Counseling	—	—	—	—	—	—	—
Moving Expenses	—	—	—	—	—	—	—

Total	$110,068	$106,657	—	$230,237	$280,853	$293,567	$280,316

*
Note: Where amounts were agreed upon under the applicable agreements in Canadian dollars, the 2014 amounts reflected above represent the U.S. dollar equivalent of those amounts converted using an average of 2014 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = C$1.1043.

(1)
On July 15, 2013, Dr. Cox was granted 12,500 stock options for his service as a member of the Board. These stock options vest and become exercisable in 36 successive and equal monthly installments from the grant date and expire 10 years from the grant date. As at December 31, 2014, 5,903 of these options were vested and exercisable. The $481 value of these vested options was determined by multiplying the vested options by the difference between the exercise price of C$4.54 (US$4.11) and the C$4.63 (US $4.19) closing price of QLT's shares on the TSX on December 31, 2014, the last trading day in 2014. This table does not include the up to 150,000 additional stock options which the Company, subject to Board approval, agreed to grant to Dr. Cox in certain circumstances pursuant to the amendment to his employment agreement entered into on October 8, 2015.

On October 29, 2014, Dr. Cox was granted 150,000 stock options upon his appointment to Interim CEO. These stock options vest and become exercisable in 6 successive and equal monthly installments from the grant date and expire 10 years from the grant date. As at December 31, 2014, 50,000 of these options were vested and exercisable. The $7,245 value of these vested stock options was determined by multiplying the number of vested stock options by the difference between the C$4.47 (US$4.05) exercise price and the C$4.63 (US$4.19) closing price of QLT's shares on the TSX on December 31, 2014, the last trading day in 2014.

(2)
Stock awards consist of DSUs and RSUs. The DSUs vest in 36 successive and equal monthly installments beginning on the first day of the first month after the grant date. On July 15, 2013 and on July 10, 2012, Dr. Cox was granted 11,000 DSUs for each respective period. No DSUs were granted in 2014. As of December 31, 2014, 14,056 of Dr. Cox's DSUs were vested and 7,944 were unvested. As at December 31, 2014, the value of Dr. Cox's vested DSUs was $58,931 and the value of his unvested DSUs was $33,309 based on the C$4.64 (US$4.19) closing price of QLT's shares on the TSX on December 31, 2014, the last trading day in 2014.

The RSUs vest in three successive and equal annual installments on the date of each of the first three annual general meetings of QLT held after the date of grant. On July 15, 2013, Dr. Cox was granted 6,000 RSUs for his service as a member of the Board. On December 15, 2014, 2,000 of Dr. Cox's RSUs vested and he was issued 2,000 common shares. As of December 31, 2014, none of Dr. Cox's remaining 4,000 RSUs were vested. As at December 31, 2014, the value of Dr. Cox's unvested RSUs was $16,771 based on the C$4.64 (US$4.19) closing price of QLT's shares on the TSX on December 31, 2014, the last trading day in 2014.

(3)
Under the terms of Dr. Cox's employment agreement, he is required to provide 30 days of written notice to QLT in the event of his resignation. Upon satisfaction of the 30 day notice period, Dr. Cox is entitled to base salary for the shorter of (i) the 30 day notice period and (ii) either the period to the expiry of the original 6 month employment term or, if applicable, the expiry of the extended employment term. Assuming resignation on December 31, 2014, Dr. Cox is entitled to receive $40,000 of base salary, which represents his base salary for the 30 day notice period, and benefits of $3,411, which coincides with the 30 day notice period.

(4)
Under the terms of Dr. Cox's employment agreement, there are no provisions with respect to retirement. However, if Dr. Cox did retire the severance benefits under the Resignation category would apply.

(5)
In the event of termination for cause, Dr. Cox would not be entitled to any advance notice of termination or pay in lieu thereof. In addition, all vested and unvested stock options, vested and unvested DSUs and unvested RSUs are subject to immediate cancellation.

(6)
If Dr. Cox is terminated without cause, under the terms of his employment agreement; he is entitled to receive $149,091, which represents his base salary pro-rated for the remainder of his six month term and his benefits coverage will cease on his termination date. Assuming termination without cause, under the terms of Dr. Cox's October 29, 2014 stock option grant, the 100,000 of unvested options would be subject to immediate accelerated vesting, the value of which is estimated at $14,489 based on the difference between the C$4.47 (US$4.05) exercise price and the C$4.63 (US$4.19) closing price of QLT's shares on the TSX on December 31, 2014. Assuming termination without cause, under the terms of Dr. Cox's July 15, 2013 stock option grant, the 6,597 of unvested options will expire upon the cessation of service. Under the terms of Dr. Cox's RSU agreement, all unvested RSUs are subject to automatic cancellation without further QLT consideration in the event of termination without cause. Furthermore, all vested DSUs would be subject to cash payout, the value of which is estimated at $58,931 based on the December 31, 2014 closing TSX share price, and unvested DSUs will be cancelled immediately. The preceding disclosure reflects the terms of Dr. Cox's employment agreement as it was in effect on December 31, 2104 and does not reflect the amendments made to Dr. Cox's employment agreement on October 8, 2015.

(7)
If Dr. Cox is terminated due to disability, under the terms of his employment agreement; he is entitled to receive $149,091, which represents his base salary pro-rated for the remainder of his six month term and his benefits coverage will cease on his termination date. Upon termination due to disability, all unvested options are subject to immediate accelerated vesting. The value of Dr. Cox's 106,597 unvested options as at December 31, 2014 are $15,026 based on the difference between the respective exercise prices and the C$4.63 (US$4.19) closing price of QLT's shares on the TSX on December 31, 2014. In addition, all unvested RSUs and DSUs are subject to immediate accelerated vesting in the event of termination due to disability. The value of Dr. Cox's unvested RSUs and DSUs as at December 31, 2014 was $50,079 (see above for an explanation of calculated amounts).

(8)
In the event of death, Dr. Cox's estate would be entitled to receive his base salary up to the date of death and an amount equal to 10% of his base salary for the period from the date of death to the expiry of his 6 month employment term (in lieu of benefits coverage for his eligible dependents). Given that the date of death is assumed to be December 31, 2014 for the purposes of this analysis, no amounts would be outstanding in respect of his base salary. The value of the benefits coverage payment is estimated at $12,714. Upon death, all 106,597 unvested options are subject to immediate accelerated vesting. The value of Dr. Cox's unvested options as at December 31, 2014 are $15,026 based on the difference between the respective exercise prices and the C$4.63 (US$4.19) closing price of QLT's shares on the TSX on December 31, 2014. In addition, all unvested RSUs and DSUs are subject to immediate accelerated vesting in the event of death. The value of Dr. Cox's unvested RSUs and DSUs as at December 31, 2014 was $50,079 (see above for an explanation of calculated amounts).

(9)
Under the terms of Dr. Cox's employment agreement, there are no provisions with respect to termination upon a change of control. However, if Dr. Cox was terminated following a change of control, the severance benefits under the Termination other than for Cause category would apply. In the event of termination due to a change of control, the 100,000 of unvested stock options under Dr. Cox's October 29, 2014 grant would be subject to immediate accelerated vesting, the value of which is estimated at $14,489 on December 31, 2014 (see above for explanation of the calculated amount). In contrast, the 6,597 unvested options under Dr. Cox's July 15, 2013 grant would not be subject to acceleration. As such, the $538 value of these unvested options has not been reflected under the Termination other than for Cause category above. All unvested RSUs and DSUs are subject to immediate accelerated vesting upon termination in connection with a change of control. The value of Dr. Cox's unvested RSUs and DSUs as at December 31, 2014 was $50,079 (see above for an explanation of calculated amounts).

Jeffrey A. Meckler

Benefits and Payments upon Termination	Resignation	Retirement	Termination for Cause(7)	Termination other than for Cause	Termination due to Inability to Act		Death		Termination upon a Change in Control of QLT
Compensation:
Base Salary	—	—	—	—	—		—		—
Cash Bonus
2014 Performance Period	—	—	—	—	—		—		—
Subsequent Performance Periods	—	—	—	—	—		—		—
Option Awards
Vested(1)	$481	$481	—	$481	$481		$481		$481
Unvested and Accelerated	—	—	—	—	$7,301	(2)	$7,301	(2))	—	(3)
Stock Awards(4)
Vested(5)	$58,931	$58,931	—	$58,931	$58,931		$58,931		$58,931
Unvested and Accelerated(6)	—	—	—	—	$75,236		$75,236		$75,236
Benefits and Perquisites:
RRSP Contributions	—	—	—	—	—		—		—
Benefits Compensation	—	—	—	—	—		—		—
Out Placement Counseling	—	—	—	—	—		—		—
Moving Expenses	—	—	—	—	—		—		—

Total	$59,412	$59,412	—	$59,412	$141,949		$141,949		$134,648

*
Note: Where amounts were agreed upon under the applicable agreements in Canadian dollars, the amounts for 2014 set out above represent the U.S. dollar equivalent of those amounts converted using an average of 2014 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = C$1.1043.

(1)
On July 15, 2013 and December 17, 2014, Mr. Meckler was granted 12,500 for each respective period for his service as a member of the Board. These stock options vest and become exercisable in 36 successive and equal monthly installments from the grant date and expire 10 years from the grant date. On November 22, 2013, Mr. Meckler was granted 225,000 stock options for his service as Chairman of the Executive Transition Committee. These stock options vested and became exercisable in 6 successive and equal monthly installments from the grant date and expire 10 years from the grant date. As at December 31, 2014, 230,903 of Mr. Meckler's stock options were vested and exercisable. The value of the vested stock options was determined by multiplying the number of "in-the-money" vested stock options by the difference between the applicable exercise prices and the C$4.63 (US$4.19) closing price of QLT's shares on the TSX on December 31, 2014, the last trading day in 2014. As of December 31, 2014, 225,000 of Mr. Meckler's options were "out-of-the-money" and are therefore not included in the table above.

(2)
In the event of death and termination due to the inability to act, all 19,097 of unvested stock options are subject to immediate accelerated vesting. The $6,763 value of such accelerated vested stock options was determined by multiplying the unvested stock options as at December 31, 2014 by the difference between the applicable exercise prices and the C$4.63 (US$4.19) closing price of QLT's shares on the TSX on December 31, 2014, the last trading day in 2014.

(3)
The vesting provisions applicable to the unvested portion of the options granted to Mr. Meckler on July 15, 2013 and December 17, 2014 are subject to accelerated vesting at the Board's discretion. As a result, the $6,763 value of these 19,097 unvested options is not reflected under the Termination upon a Change of Control of QLT category above. The value of these unvested stock options was calculated by multiplying the number of unvested stock options by the difference between the exercise price and the C$4.63 (US$4.19) closing price of QLT's shares on the TSX on December 31, 2014, the last trading day in 2014.

(4)
Stock awards consist of DSUs and RSUs. The DSUs vest in 36 successive and equal monthly installments beginning on the first day of the first month after the grant date. The RSUs vest in three successive and equal annual installments on the date of each of the first three annual general meetings of QLT held after the date of grant. In December 2014, Mr. Meckler was granted 6,000 RSUs for his services as member of the Board. In July 2013, Mr. Meckler was granted 11,000 DSUs and 6,000 RSUs for his services as member of the Board. In July 2012, Mr. Meckler was granted 11,000 DSUs for his services as a member of the Board. As of December 31, 2014, Mr. Meckler has 14,056 vested DSUs, 7,944 unvested DSUs, and 10,000 unvested and outstanding RSUs. On December 15, 2014, 2,000 of Mr. Meckler's RSUs vested and 2,000 shares were concurrently issued.

(5)
As at December 31, 2014, the value of Mr. Meckler's vested stock awards were determined by multiplying the number of vested DSUs and RSUs by the closing price of QLT's shares on the TSX on December 31, 2014, the last trading day in 2014, which was C$4.63 (US$4.19).

(6)
In the event of a change in control, death or termination due to the inability to act, Mr. Meckler's unvested stock awards are subject to immediate accelerated vesting. The value of such accelerated vested awards was determined by multiplying the number of unvested

  DSUs and RSUs by the closing price of QLT's shares on the TSX on December 31, 2014, the last trading day in 2014, which was C$4.63 (US$4.19).

(7)
In the event of termination for cause, all vested and unvested stock options, vested and unvested DSUs and unvested RSUs are subject to immediate cancellation.

Sukhi Jagpal

Benefits and Payments upon Termination	Resignation(1)	Retirement	Termination for Cause(10)	Termination other than for Cause		Termination due to Inability to Act	Death	Termination upon a Change in Control of QLT(2)
Compensation:
Base Salary(3)	$226,388	—	—	$226,388	(3)	—	—	$226,388
Cash Bonus
2014 Performance Period(4)	$77,106	—	—	$77,106		—	—	$77,106
Subsequent Performance Periods	—	—	—	—		—	—	—
Stock Options
Vested(5)	$3,849	$3,849	$—	$3,849		$3,849	$3,849	$3,849
Unvested and Accelerated(6)	—	—	—	—		$4,301	$4,301	—	(7)
Benefits and Perquisites:
RRSP Contributions(8)	$11,288	—	—	$11,288	(8)	—	—	$11,288
Benefits Compensation(9)	$9,029	—	—	$9,029		—	—	$9,029
Out Placement Counseling	—	—	—	—		—	—	—
Moving Expenses	—	—	—	—		—	—	—

Total	$327,660	$3,849	—	$327,660		$8,150	$8,150	$327,660

*
Note: Where amounts were agreed upon under the applicable agreements in Canadian dollars, the 2014 amounts disclosed above reflect the U.S. dollar equivalent of those amounts converted using an average of 2014 noon buying rates published by the Federal Reserve Bank of New York: US$1.00 = C$1.1043.

(1)
Under the terms of Mr. Jagpal's employment agreement, in the event he terminated his employment and provided at least 60 day's prior written notice, he was entitled to receive severance as if he had been terminated without cause. On November 26, 2014, Mr. Jagpal tendered his resignation and provided 60 days of written notice to QLT. Following Mr. Japgal's fulfillment of the 60 day notice period and the cessation of his employment on January 26, 2015, he became entitled to receive the severance benefits summarized under the Post-Employment Compensation and Change in Control Arrangements — Letter Agreement with Sukhi Jagpal section above. These severance benefits were paid to him on January 30, 2015. The analysis provided above assumes that Mr. Jagpal is terminated on December 31, 2014 and that he provided at least 60 days' prior written notice of his termination.

(2)
Mr. Jagpal does not have a change of control agreement with QLT. However, in the event that Mr. Jagpal was terminated following a change in control or he provided 60 days' notice of his resignation, the severance benefits specified under the Termination other than for Cause column would apply.

(3)
Represents the 12 months of base salary compensation payable to Mr. Jagpal in one lump-sum payment. Upon Mr. Jagpal's January 26, 2015 resignation, he received a lump sum severance payment of C$250,000 (US$226,388).

(4)
The amount reflected represents the 2014 bonus payable under Mr. Jagpal's Employment Agreement as if all individual goals were achieved but not exceeded and all corporate goals were achieved at a percentage equal to the average of the three years preceding the year of termination. Upon Mr. Jagpal's January 26, 2015 resignation, he received a lump sum payment of C$85,148 (US$77,106) pertaining to his 2014 bonus amount payable as well as a lump sum payment of C$5,840 (US$5,288) pertaining to his 2015 bonus amount payable under QLT's cash incentive compensation plan.

(5)
On July 15, 2013, Mr. Jagpal was granted 100,000 stock options. These stock options vest and become exercisable in 36 successive and equal monthly installments from the grant date and expire 10 years from the grant date. As at December 31, 2014, 47,222 of these stock options were vested and exercisable. The value of the vested stock options was determined by multiplying the number of vested stock options by the difference between the exercise price and the C$4.63 (US$4.19) closing price of QLT's shares on the TSX on December 31, 2014, the last trading day in 2014. As at Mr. Jagpal's January 26, 2015 resignation date, 50,000 of his options were vested and 50,000 of his options were unvested and cancelled. Mr. Jagpal exercised all of his vested options within the 90 day window following his resignation and realized a gain of C$52,757 (US$47,774).

(6)
In the event of death and termination due to the inability to act, all unvested stock options are subject to immediate accelerated vesting. The $4,301 value of such accelerated vested stock options was determined by multiplying the 52,778 of unvested stock options as at December 31, 2014 by the difference between the exercise price and the C$4.63 (US$4.19) closing price of QLT's shares on the TSX on December 31, 2014, the last trading day in 2014.

(7)
In the event of a change of control, the vesting provisions applicable to unvested options may be accelerated at the Board's discretion. As such, the $4,301 value of Mr. Jagpal's 52,778 of unvested options is not reflected under the Termination upon a Change of Control of QLT column above. The $4,301 estimated value of such accelerated vested stock options was determined by multiplying the 52,778 unvested stock options as at December 31, 2014 by the difference between the exercise price and the C$4.63 (US$4.19) closing price of QLT's shares on the TSX on December 31, 2014, the last trading day in 2014.

(8)
The executive is entitled to 12 months of RRSP matching contributions. Upon Mr. Jagpal's January 26, 2015 resignation, he received RRSP matching contributions for the 12 month period following his termination date. As he participated in QLT's RRSP program, the payment reflected above does not include his contributions up to the resignation date, which were already paid prior to his resignation date.

(9)
With the exception of short-term disability, long-term disability, and out-of-country travel coverage, the executive is entitled to 12 months of benefits. Upon Mr. Jagpal's January 26, 2015 resignation, he did not receive any benefits compensation payments, as he commenced employment with a third party following his resignation.

(10)
In the event that Mr. Jagpal was terminated for cause, all vested and unvested options outstanding would be subject to immediate cancellation.

Alexander Lussow

        Effective December 18, 2013, QLT entered into a letter agreement with Dr. Lussow in which QLT agreed to, among other things, terminate Dr. Lussow on either March 31, 2014, April 30, 2014 or May 31, 2014 at QLT's discretion. Dr. Lussow was terminated effective May 31, 2014 pursuant to that letter agreement and he received the severance benefits discussed above under the Post-Employment Compensation and Change in Control Arrangements — Letter Agreement with Alexander R. Lussow, Ph.D. section.

Review, Approval or Ratification of Transactions with Related Persons

        It is QLT's policy that each director and nominee for election as director delivers to QLT annually a questionnaire that includes, among other things, a request for information relating to any transactions in which both the director or nominee, or their family members, and QLT participates, and in which the director or nominee, or such family member, has a material interest. The QLT Board of Directors is requested to review all such transactions reported to it by a director or nominee in response to the questionnaire, or that are brought to its attention by management or otherwise. After the review, the disinterested directors approve, ratify or disapprove such transactions. Management also updates the QLT Board of Directors as to any material changes to proposed transactions as they occur. This policy is not in writing but is followed consistently by the QLT Board of Directors.

        During 2014, QLT was not a party to any transaction where the amount involved exceeded $120,000 and in which an executive officer, director, director nominee or 5% shareholder (or their immediate family members) had a material direct or indirect interest, and no such person was indebted to QLT.

Compensation Policies and Practices as They Relate to Risk Management

        In determining if QLT has any compensation policies and practices that could create risks that would be reasonably likely to have a material adverse effect on QLT, the Compensation Committee reviewed its compensation policies and practices, and the mix of compensation elements made available to the executive officers and employees, which generally includes a base salary component and a pay-at-risk component. The pay-at-risk component comprises: (i) variable performance-based compensation, consisting of short-term incentives such as annual cash bonuses based on individual and corporate performance compared to pre-set goals and objectives; and (ii) long-term incentives, consisting of annual grants of long-term stock options.

        As a result of its review, the Compensation Committee believes that QLT's compensation policies and practices are not reasonably likely to have a material adverse effect on QLT, and that the compensation policies and practices do not create any incentives for employees to take inappropriate risks for the following reasons, among others:

  •
  QLT's compensation is balanced among base salary, annual bonus opportunity and long-term equity;

  •
  QLT's annual cash bonus incentive compensation is directly linked to specific performance metrics identified by the Compensation Committee with input from management, such as achieving specific milestones related to the regulatory and clinical development progress for the synthetic retinoid program; completing specific transitional and restructuring activities; and evaluating and implementing shareholder value enhancing initiatives;

  •
  the Compensation Committee annually designs and assesses performance-based compensation, thereby allowing the Compensation Committee to assess risk management and consequences annually; and

  •
  QLT's annual equity incentive awards to employees to date have had a term of 10 years and typically vest over three years, encouraging its employees to focus on sustained growth and stockholder value.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has discussed and reviewed with management the Compensation Discussion and Analysis presented in this Proxy Statement. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Approved by the Compensation Committee of QLT Inc. as of April 30, 2015. Jeffrey A. Meckler (Chairman) Dr. Stephen L. Sabba John C. Thomas, Jr.

    •                •                •

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        QLT currently maintains one equity compensation plan, the 2000 Plan. The shareholders and directors of QLT have previously approved the 2000 Plan, pursuant to which directors, officers, employees and consultants of QLT and its affiliates may be granted RSUs and stock options to acquire common shares.

        The following table sets out information regarding our common shares that may be issued upon the exercise of options, warrants and other rights granted to employees, consultants or directors under our equity compensation plans, as of December 31, 2014:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders (2000 Plan)	2,154,149	$4.04	(1)	2,846,521

Equity compensation plans not approved by security holders	—	—		—

Total	2,154,149	$4.04	(1)	2,846,521

(1)
Reflects the weighted average exercise price of options and RSUs outstanding. Given that RSUs do not have an applicable exercise price, the weighted average exercise price of the RSUs is assumed to be zero for the purposes of the calculation. The weighted average exercise price of the outstanding options, excluding RSUs, is $4.17. Where options were granted/priced in Canadian dollars, the calculated weighted average exercise price has been converted to U.S. dollars for disclosure purposes using the December 31, 2014 period end rate published by the Federal Reserve Bank of New York: U.S.$1.00 = C$1.1043.

 INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

        No current or former directors, executive officers or employees of QLT or any subsidiaries thereof, or proposed nominees for election as a director of QLT, are currently indebted to QLT or its subsidiaries other than routine indebtedness (as defined under Canadian securities rules) of certain employees.

PROPOSAL NO. 2

APPROVAL OF A REORGANIZATION OF SHARE CAPITAL PURSUANT TO AN ARRANGEMENT

        The Board has approved, in principle, returning capital to the shareholders of the Company through:

  (i)
  a special distribution (the "Aralez Distribution") to the QLT shareholders of 6,250,000 ordinary shares of Aralez Pharmaceuticals plc (the "Aralez Shares") which QLT will acquire for an aggregate purchase price of $45 million, or cash in lieu of Aralez Shares, provided that the cash amount will not exceed $15 million; and

  (ii)
  subject to the final approval of the Board as described below, the issuance to the QLT shareholders of convertible redeemable notes (the "Convertible Notes") in the principal amount of up to $25 million, with each Convertible Note being, at the election of the holder, redeemable for cash or convertible into QLT common shares (the "Convertible Note Distribution" and together with the Aralez Distribution, the "Special Distribution").

        The decision whether to proceed with the Special Distribution and, if Proposal No. 2 is approved by shareholders, the means of any such distribution, is entirely at the discretion of the Company's Board.

        The Company intends to implement the Special Distribution by reorganizing its share capital so that each QLT shareholder would receive Aralez Shares (or cash in lieu, subject to proration), and/or Convertible Notes and a new QLT common share in exchange for each existing common share held (the "Reorganization of Share Capital") pursuant to a court-approved statutory plan of arrangement under Section 288 of the BCBCA (the "Arrangement"). The terms of the Arrangement are set out in the Plan of Arrangement, attached to this Proxy Statement as Appendix "A".

        Undertaking the Reorganization of Share Capital would permit the Company to make the Special Distribution to the Company's shareholders without Canadian withholding taxes of up to 25% on dividends being payable.

        See "Tax Consequences of the Reorganization of Share Capital". Shareholders are urged to obtain their own tax advice with respect to the tax consequences of the Reorganization of Share Capital.

        If the Company is unable to implement the Special Distribution by a Reorganization of Share Capital, the Board may implement the Special Distribution by distributing either or both of the Aralez Shares (or cash in lieu, subject to proration) and Convertible Notes to the QLT shareholders as a dividend in kind. The Company believes that for most QLT shareholders, a dividend in kind may be less tax efficient than a Reorganization of Share Capital. See "Tax Consequences of the Special Distribution if Effected as a Dividend". Shareholders are urged to obtain their own tax advice with respect to the tax consequences of a receipt of a dividend in kind having regard to their particular circumstances.

        The Company believes that the tax treatment of the Reorganization of Share Capital (as compared to a dividend in kind) may be more tax efficient for most shareholders, depending on their individual tax characteristics. See "Canadian Federal Income Tax Considerations" for a summary of the differing tax considerations relevant to a QLT shareholder. Individual shareholders are encouraged to obtain their own tax advice, having regard to their particular circumstances.

        The decision whether to complete the Special Distribution is entirely at the discretion of the Board and there is no requirement at law for shareholder approval of such transactions. Accordingly, at the Annual Meeting, QLT shareholders are being asked to vote only on the Reorganization of Share Capital and not on the Special Distribution or the underlying transactions.

        Notwithstanding shareholder approval of the Reorganization of Share Capital, the decision whether or not to complete the Special Distribution is entirely at the Board's discretion and there is no guarantee that the Special Distribution will be completed.

        Following is a summary description of the Aralez Distribution and the Convertible Note Distribution.

Aralez Distribution

        Tribute Pharmaceuticals Canada Inc., an Ontario corporation ("Tribute"), and POZEN, Inc., a Delaware corporation ("POZEN"), announced on June 8, 2015 that they had entered into a definitive agreement to form a combined company to be named Aralez Pharmaceuticals plc ("Aralez") and to be domiciled in Ireland. In connection with the proposed transaction (the "Aralez Transaction"), the Company and an investor group led by Deerfield Private Design Fund III, L.P., Deerfield International Master Fund, L.P., Deerfield Partners, L.P. ("Deerfield") and certain other co-investors agreed to invest $75 million in new equity of Aralez, of which the Company will invest $45 million. In addition, Deerfield and/or its affiliates will invest $75 million in exchangeable notes of Aralez, and will provide a US$200 million senior secured debt facility to fund future acquisitions. These financings are scheduled to be completed simultaneously with the closing of the Aralez Transaction expected in the fourth quarter of 2015.

        In connection with the Aralez Transaction, on June 8, 2015, QLT entered into a share subscription agreement, as amended on October 29, 2015 (the "Aralez Subscription Agreement") pursuant to which the Company agreed to purchase 6,250,000 Aralez Shares (representing an approximately 9.9% ownership stake in Aralez) for an aggregate purchase price of $45 million, at a price per Aralez Share of $7.20 (the "Aralez Cash Consideration"). Aralez has applied to list the Aralez ordinary shares issuable in connection with the Aralez Transaction on the NASDAQ and the Toronto Stock Exchange.

        The Company intends, following the purchase of the Aralez Shares to effect the Aralez Distribution which would be a special distribution to each of its shareholders payable at the election of each such shareholder, in either Aralez Shares or cash equal to the Aralez Cash Consideration, subject to proration as may be necessary to reflect a maximum cash component of $15 million. The entitlement of a QLT shareholder to the Aralez Shares (or Aralez Cash Consideration in lieu thereof, subject to proration) will be determined on a pro rata basis based on the number of Aralez Shares acquired by QLT pursuant to the Aralez Subscription Agreement and the number of QLT shares outstanding on the record date determined for the Aralez Distribution (the "Aralez Share Exchange Ratio").

        The $15 million cash component would be funded pursuant to the terms of the Backstop Agreement, as described below. Following the expiry of the election period within which QLT's shareholders will have an opportunity to make their elections, QLT will determine the number of Aralez Shares to be distributed to its shareholders and the number of Aralez Shares to be sold to certain other parties for cash pursuant to the terms of the Backstop Agreement. Details of the election process for the Aralez Distribution are provided under the heading below "Details of the Election For the Aralez Distribution". A QLT shareholder that elects to receive Aralez Cash Consideration in lieu of all or part of their entitlement to Aralez Shares will only receive the Aralez Cash Consideration if the transactions contemplated by the Backstop Agreement complete. In the event these transactions do not complete, a QLT shareholder that elects to receive Aralez Cash Consideration will, notwithstanding such an election, receive Aralez Shares instead. Details of the Backstop Agreement are provided under the heading below "The Backstop Agreement".

        Pursuant to the Aralez Subscription Agreement, Aralez has agreed to prepare and file with the SEC a registration statement, and with the securities commissions or similar regulatory authorities in the Canadian Qualifying Provinces (as such term is defined in the Aralez Subscription Agreement), a prospectus with respect to the Aralez Shares and use commercially reasonable efforts to have the registration statement declared effective and the prospectus receipted for purposes of the Aralez Distribution. The closing of the transactions contemplated by the Aralez Subscription Agreement is subject to a number of conditions that are outside the control of the Company. Accordingly, there can be no guarantee that the transactions contemplated by such agreement will be consummated. The Aralez Distribution, if made, will only be made once the Aralez Shares have been qualified for distribution in both the U.S. and Canada, so as to ensure that the Aralez Shares will be distributed to QLT shareholders on a free trading basis.

The Backstop Agreement

        On June 8, 2015, the Company entered into an agreement (the "Backstop Agreement") with each of the following co-investors (the "Co-Investors"): Broadfin Healthcare Master Fund Ltd., JW Partners, LP, JW Opportunities Fund, LLC, ECOR1 Capital Fund, L.P., and ECOR1 Capital Fund Qualified, L.P. Pursuant to the Backstop Agreement, the Co-Investors agreed to purchase from the Company, within three business days of the expiration of the election period for the Aralez Distribution, those Aralez Shares that the Company shareholders have elected not to receive in the Aralez Distribution, up to a maximum of $15 million of Aralez Shares. The per share price to be paid by the Co-Investors in exchange for the Aralez Shares will be equal to the price per share paid by the Company for the Aralez Shares. As a result, QLT shareholders will be able to elect to receive their respective pro rata entitlement of the Aralez Distribution in cash instead of Aralez Shares, up to an aggregate amount of $15 million (the "Maximum Cash Amount").

        The Company's ability to distribute the Maximum Cash Amount to its shareholders is entirely dependent on the completion of the transactions under the Backstop Agreement. In the event the sale of Aralez Shares to the Co-Investors under the Backstop Agreement does not complete for any reason, QLT shareholders will receive their entire pro rata entitlement to the Aralez Distribution in Aralez Shares, notwithstanding that they may have elected to receive cash instead.

        Subject to receiving shareholder approval of the Reorganization of Share Capital at the Annual Meeting, the Company intends to implement the Aralez Distribution as a Reorganization of Share Capital pursuant to the Plan of Arrangement. If QLT shareholder approval of the Reorganization of Share Capital is not obtained at the Annual Meeting, the Board intends to effect the Aralez Distribution by distributing the Aralez Shares, and/or cash in lieu, to the QLT shareholders as a dividend in kind. The Company believes that for most shareholders, a dividend in kind may have less efficient tax consequences than the Reorganization of Share Capital. See the heading below "Tax Consequences of the Special Distribution if Effected by a Dividend". Shareholders are urged to obtain their own tax advice with respect to the tax consequences of a receipt of a dividend in kind having regard to their particular circumstances.

Details of the Election For the Aralez Distribution

        The Board will set a record date for the purpose of determining the QLT shareholders entitled to participate in the Aralez Distribution, following which, the Company's registrar and transfer agent, Computershare Investor Services Inc. ("Computershare"), will mail those shareholders an election form providing the opportunity to elect to receive their pro rata entitlement of the Aralez Distribution in cash up to the Maximum Cash Amount, subject to proration. The QLT shareholders will have a period of time (to be specified on the election form) within which to return their election forms to Computershare. The QLT shareholders who (i) do not elect to receive their pro rata entitlement of the Aralez Distribution in cash, or (ii) do not return the completed election forms to Computershare within the specified time, will following the expiry of the election period receive such number of Aralez Shares reflecting their pro rata entitlement of the Aralez Distribution based on the Aralez Share Exchange Ratio. The QLT shareholders who elect to receive their pro rata entitlement of the Aralez Distribution in cash will, following the expiry of the election period and assuming completion of the sale of the Aralez Shares to the Co-Investors under the Backstop Agreement, receive such number of Aralez Shares and/or cash reflecting their pro rata entitlement to the Aralez Distribution, subject to the Maximum Cash Amount. In the event the sale of Aralez Shares to the Co-Investors under the Backstop Agreement does not complete, QLT shareholders will receive only Aralez Shares notwithstanding that they have elected to receive cash instead. The Board believes that the Aralez Distribution will provide QLT's shareholders with the opportunity to participate in the growth of a newly formed, exceptionally managed, commercial-stage, Irish-domiciled, specialty pharmaceutical company, Aralez Pharmaceuticals plc.

        Further disclosure on Aralez is contained in the Aralez Registration Statement and the Tribute Circular which are incorporated by reference and are available on Tribute's SEDAR profile at www.sedar.com. See the heading above "Documents Incorporated by Reference".

        As noted above, the Aralez Transaction is subject to a number of conditions, many of which are outside the control of QLT. The Aralez Distribution will be effected only following the completion of the issuance of Aralez

Shares to QLT and the formal approval by the Board of the Aralez Distribution, including the establishment of a record date for such purposes. If the Aralez Transaction is not completed, and therefore QLT does not receive the Aralez Shares, the Aralez Distribution will not occur. In addition, the completion of the sale of Aralez Shares to the Co-Investors to fund the Maximum Cash Amount is subject to conditions which are outside the control of QLT, as set out above. If, for any reason, the sale of the Aralez Shares to the Co-Investors does not complete, QLT shareholders will receive only Aralez Shares and will not be entitled to the Maximum Cash Amount.

Convertible Note Distribution

        The Company may return up to an additional $25 million of capital to QLT shareholders by way of issuance of the Convertible Notes to QLT shareholders. The decision whether to issue the Convertible Notes is entirely at the discretion of the Board. QLT is under no obligation to make such a distribution and will not make such a distribution until the Board has established all of the terms of the Convertible Notes and affirmatively determined to effect the distribution of such Convertible Notes. A change in circumstances could lead the Board to determine that such a distribution is not in the best interests of QLT and accordingly such distribution may not occur. The following summarizes the proposed terms of the Convertible Notes as currently contemplated.

        The Convertible Notes would have a 24-month term and would be redeemable for cash, or at the sole discretion of the holder, convertible into QLT common shares, at periodic intervals from the third month following issuance. The conversion price of the Convertible Notes would be equal to the volume-weighted average price of the QLT common shares for the ten trading days following the first trading day after the Convertible Notes are distributed, plus a 35% premium. No fractional shares would be issuable on conversion. QLT would enter into a trust indenture agreement with Computershare pursuant to which Computershare would facilitate the issuance of Convertible Notes. Concurrently with the issuance of the Convertible Notes and execution of the trust indenture, QLT would irrevocably and unconditionally place the principal amount of the Convertible Notes in trust with Computershare (the "Escrowed Funds"), and Computershare would hold such amount in trust, for and on behalf of QLT shareholders, to fund any redemptions or conversions of Convertible Notes during the conversion period. If the Convertible Notes are fully converted into QLT common shares, the Escrowed Funds held in trust would be released to QLT on the maturity date. To the extent that the Convertible Notes are converted into QLT common shares, the corresponding amount of the Escrowed Funds would be released from trust to QLT. If the Convertible Notes are not fully converted into QLT common shares, the Escrowed Funds remaining in trust plus all accrued and unpaid interest thereon would be released on the maturity date to those QLT shareholders who do not redeem or convert their Convertible Notes prior to the maturity date. The Escrowed Funds would accrue interest at a nominal rate. Generally, holders of Convertible Notes would be entitled to receive their pro rata share of interest earned on the Escrowed Funds. In addition, the Convertible Notes would be transferable but would not be listed on any stock exchange.

        The Convertible Notes and the conversion price of the Convertible Notes would be subject to standard adjustments for stock splits, spin-off events, rights issues and reorganizations. QLT and Computershare, in its capacity as the trustee, would be entitled to withhold from any payment under the Convertible Notes any taxes required by law to be withheld. No gross-up or payment of additional amounts on account of such taxes would be made by QLT or the escrow agent in this regard.

        The Convertible Notes would be issued only following the time the QLT Board of Directors formally approves the terms of the Convertible Notes and their issuance as set out above, and establishes a record date for such purposes. The entitlement of a QLT shareholder to the Convertible Notes will be determined on a pro rata basis based on the principal amount of Convertible Notes issued by QLT and the number of QLT shares outstanding on the record date determined for the Convertible Note Distribution (the "Convertible Note Exchange Ratio").

        Subject to receiving the final Board approval, shareholder approval of the Reorganization of Share Capital at the Annual Meeting, the Convertible Notes would be distributed as part of the Reorganization of Share Capital. If QLT shareholder approval of the Reorganization of Share Capital is not obtained at the Annual Meeting, the Board may implement the Special Distribution by distributing the Convertible Notes to the QLT shareholders as a dividend in kind. The Company believes that for most shareholders, a dividend in kind may be less tax efficient depending on the shareholders' individual tax characteristics, than the Reorganization of Share Capital. See the heading below "Tax Consequences of a Dividend-in-Kind".

Canadian Federal Income Tax Consequences

        The following summary, as at the date of this Proxy Statement, describes the principal Canadian federal income tax consequences generally applicable to a QLT Shareholder that disposes of QLT common shares ("QLT Shares") in the Reorganization of Share Capital or that receives the Special Distribution as a dividend-in-kind and, who at all relevant times, for purposes of the Income Tax Act (Canada) (the "Act"), (i) deals at arm's length with and is not affiliated with the Company and Aralez, and (ii) holds or will hold the QLT Shares, the QLT Class A Common Shares (as defined below), the Aralez Shares and the Convertible Notes as capital property (referred to in this portion of the summary as a "holder"). Generally, the QLT Shares, the QLT Class A Common Shares, Aralez Shares and Convertible Notes will constitute capital property to a holder provided the holder does not hold those securities in the course of carrying on a business or as part of an adventure or concern in the nature of trade.

        For greater certainty, this summary also does not apply to holders of stock options, warrants, RSUs or DSUs.

        This summary is based on the current provisions of the Act and the regulations thereunder (the "Regulations"), the Ruling to be obtained by the Company, and on the Company's understanding of the current administrative policies and practices of the CRA published in writing prior to the date hereof (the "Tax Practices"). This summary takes into account all specific proposals to amend the Act or Regulations that have been publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the "Tax Proposals") and assumes that all Tax Proposals will be enacted in the form proposed. However, no assurance can be given that the Tax Proposals will be enacted in the form proposed, or at all. This summary, except for the Tax Proposals, does not take into account or anticipate any changes in law or Tax Practices, whether by legislative, regulatory, administrative or judicial means. This summary does not take into account Canadian provincial, territorial or foreign tax considerations, which may differ significantly from those set out herein.

        This summary is not exhaustive of all Canadian federal income tax considerations. This summary is of a general nature only and is not intended to be, nor should it be construed to be, tax or legal, business or tax advice to any particular holder. Accordingly, holders should consult their own tax advisors having regard to their particular circumstances.

        For the purposes of the Act, subject to certain exceptions where an amount that is relevant in computing a taxpayer's "Canadian tax results" is expressed in a currency other than Canadian dollars, the amount must be converted to Canadian dollars using the noon exchange rate quoted by the Bank of Canada for the day on which the amount arose. For greater certainty this summary may not apply to a taxpayer that has made an election to compute its "Canadian tax results" in a currency other than Canadian currency.

A.    QLT Shareholders Resident in Canada

        This portion of the summary is generally applicable to a holder who, at all relevant times, for purposes of the Act and any applicable income tax convention is, or is deemed to be, resident in Canada (referred to in this portion of the summary as a "resident holder"). Certain resident holders may be entitled to make, or may have already made, the irrevocable election permitted by subsection 39(4) of the Act to deem to be capital property any QLT Shares, QLT Class A Common Shares and Convertible Notes (and all other "Canadian securities", as defined in the Act) owned by such resident holder in the taxation year in which the election is made and in all subsequent taxation years. Resident holders should consult their own tax advisors concerning this election.

        This portion of the summary does not apply to a QLT shareholder: (i) with respect to whom Aralez is or will be a "foreign affiliate" within the meaning of the Act, (ii) that is a "financial institution" for the purposes of the mark-to-market rules in the Act, (iii) an interest in which is a "tax shelter investment" as defined in the Act, (iv) that is a "specified financial institution" as defined in the Act, (v) that reports its "Canadian tax results" in a currency other than Canadian currency, (vi) that enters into, with respect to its QLT Shares, the QLT Class A Common Shares, Aralez Shares or Convertible Notes, a "derivative forward agreement", as defined in the Act. Such resident holders should consult their own tax advisors with respect to the Special Distribution.

        Additional considerations, not discussed herein, may be applicable to a resident holder that is a corporation resident in Canada, and is, or becomes, as part of a transaction or event or series of transactions or events that includes the Arrangement, controlled by a non-resident corporation for purposes of the "foreign affiliate dumping" rules in the Act. Such resident holders should consult their tax advisors with respect to the consequences of the transactions discussed herein.

1.     Tax Consequences for Resident Holders of a Reorganization of Share Capital

(i)    General

        If the aggregate fair market value of the Aralez Shares (or cash in lieu thereof) and Convertible Notes (if any) received by a resident holder on the exchange of existing QLT Shares under the Reorganization of Share Capital for new common shares of the Company (the "QLT Class A Common Shares", as defined in the Arrangement), the Aralez Shares (or cash in lieu thereof) and Convertible Notes (if any) exceeds the paid-up capital of the existing QLT shares so exchanged, then the excess will be deemed to be a dividend received by the resident holder from the Company. See "(ii) QLT Class A Common Shares" below for a general description of the treatment of dividends under the Act including amounts deemed under the Act to be received as dividends. The Company is of the view that the aggregate fair market value of the Aralez Shares (and any cash in lieu thereof) and Convertible Notes (if any) received by a resident holder will be less than the paid-up capital of the exchanged QLT Shares immediately before such exchange. Accordingly, the Company does not expect that a deemed dividend should arise as a result of the Reorganization of Share Capital.

        On the exchange of QLT Shares of the Company for QLT Class A Common Shares, Aralez Shares (or cash in lieu thereof) and Convertible Notes (if any), a capital gain (or capital loss) may also be realized by a resident holder equal to the amount by which: (a) the aggregate of the cost of the Aralez Shares (or cash in lieu thereof) and of the Convertible Notes (if any), determined as described below, less the amount of any dividend deemed to be received by such resident holder on the exchange (which is expected to be nil), exceeds (or is less than); (b) the aggregate of the adjusted cost base to such resident holder of the existing QLT Shares exchanged and any reasonable costs of disposition. See "(v) Taxation of Capital Gains and Capital Losses" below for a general description of the treatment of capital gains and capital losses under the Act.

(ii)   QLT Class A Common Shares

        The cost to a resident holder of the QLT Class A Common Shares acquired on the exchange will be equal to the amount, if any, by which the adjusted cost base of the resident holder's QLT Shares immediately before the exchange exceeds the fair market value of the Aralez Shares (or cash in lieu thereof) and Convertible Notes (if any) received on the exchange. For purposes of determining the adjusted cost base to a resident holder of QLT Class A Common Shares so acquired, the cost of the QLT Class A Common Shares will generally be averaged with the adjusted cost base of any other QLT Class A Common Shares held by the resident holder as capital property at that time.

        A resident holder will be require to include in computing income such holder's income for a taxation year the amount of any dividends received or deemed to be received on the QLT Class A Common Shares.

        In the case of a resident holder who is an individual, dividends received or deemed to be received on the QLT Class A Common Shares will be subject to the gross-up and dividend tax credit rules normally applicable to taxable dividends received from taxable Canadian corporations, including the dividend tax credit rules applicable to dividends validly designated by the Company as "eligible dividends" for the purposes of the Act. There are limits on the ability of a corporation to designate dividends as "eligible dividends" for the purposes of the Act.

        In the case of a resident holder that is a corporation, dividends received or deemed to be received on the QLT Class A Common Shares will, subject to the following, generally be deductible in computing its taxable income to the extent and under the circumstances provided in the Act. In particular, subsection 55(2) of the Act (as proposed to be amended by Tax Proposals) may treat a taxable dividend received by a resident holder that is a corporation as proceeds of a disposition or as a capital gain. Resident holders that are corporations should consult their own tax advisors having regard to their own circumstances.

        A resident holder that is a "private corporation" or "subject corporation" (as such terms are defined in the Act) may be liable under Part IV of the Act to pay a refundable tax of 33 1/3% of dividends received or deemed to be received on the QLT Class A Common Shares to the extent such dividends are deductible in computing the resident holder's taxable income.

        Dividends deemed to be received by a resident holder who is an individual or trust other than certain specified trusts, may give rise to alternative minimum tax under the Act.

        Generally, a resident holder that disposes of or is deemed to have disposed of a QLT Class A Common Share (except to the Company) will realize a capital gain (or capital loss) equal to the amount, if any, by which the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the resident holder of the QLT Class A Common Shares immediately before the disposition or deemed disposition. See "(v) Taxation of Capital Gains and Capital Losses" below for a general description of the treatment of capital gains and capital losses under the Act.

(iii)  Aralez Shares

        A resident holder will be considered to have acquired the Aralez Shares at a cost equal to their fair market value at the time of the exchange. For purposes of determining the adjusted cost base to a resident holder of Aralez Shares so acquired, the cost of the Aralez Shares will generally be averaged with the adjusted cost base of any other Aralez Shares held by the resident holder as capital property at that time.

        A resident holder will be required to include in computing such holder's income for a taxation year the amount of dividends, if any, received on Aralez Shares. Dividends received on Aralez Shares by a resident holder who is an individual will not be subject to the gross-up and dividend tax credit rules in the Act normally applicable to taxable dividends received from taxable Canadian corporations. A resident holder that is a corporation generally will not be entitled to deduct the amount of such dividends in computing its taxable income.

        A resident holder that is throughout the year a "Canadian-controlled private corporation" (as defined in the Act) may be liable to pay a refundable tax on investment income. For this purpose, investment income will include dividends received or deemed to be received on Aralez Shares.

        Dividends paid by Aralez to a resident holder in respect of the Aralez Shares may be subject to foreign withholding taxes. If a government of a country other than Canada imposes a withholding tax on dividends paid by Aralez on an Aralez Share held by a resident holder, the amount of such tax generally may be eligible for a foreign tax credit or deduction, subject to the detailed rules and limitations specified in the Act. Resident holders are advised to consult their own tax advisors with respect to any withholding tax implications arising on dividend payments, and the availability of a credit or deduction to them having regard to their own particular circumstances.

        Generally a resident holder that disposes of or is deemed to have disposed of Aralez Shares will realize a capital gain (or capital loss) equal to the amount, if any by which the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the resident holder of the Aralez Shares immediately before the disposition or deemed disposition. See "(v) Taxation of Capital Gains and Capital Losses" below for a general description of the treatment of capital gains and capital losses under the Act. The resident holder may be entitled to claim a foreign tax credit or deduction in respect of any foreign tax payable by the resident holder on any gain realized on such disposition or deemed disposition to the extent and under the circumstances provided in the Act.

        A resident holder which is a "specified Canadian entity" for a taxation year or a fiscal period and whose total "cost amount" of "specified foreign property" (as such terms are defined in the Act), including Aralez Shares, at any time in the year or fiscal period exceeds $100,000 will be required to file an information return with the CRA for the year or period disclosing prescribed information in respect of such property. Substantial penalties may apply where a resident holder fails to file the required information return in respect of its specified foreign property.

(iv)  Convertible Notes

        A resident holder will be considered to have acquired any Convertible Notes at a cost equal to their fair market value at the time of the exchange. For purposes of determining the adjusted cost base to a resident holder of Convertible Notes so acquired, the cost of the Convertible Notes will generally be averaged with the adjusted cost base of any other Convertible Notes held by the resident holder as capital property at that time.

        The following discussion is illustrative and is subject to the finalization of the terms of the Convertible Notes in the trust indenture governing their issuance.

        A resident holder that is a corporation, partnership, unit trust or trust of which a corporation or partnership is a beneficiary, will be required to include in computing its income for a taxation year any interest on the Escrowed Funds that accrues or is deemed to accrue to the resident holder to the end of that taxation year, or becomes receivable or is received by the resident holder before the end of that taxation year, to the extent that such amount was not otherwise included in the resident holder's income for a preceding taxation year.

        Any other resident holder, including an individual or a trust (other than trusts described in the preceding paragraph), will be required to include in computing its income for a taxation year any interest that is received or receivable by such resident holder on the Escrowed Funds in that year (depending upon the method regularly followed by the resident holder in computing income), to the extent that such amount was not otherwise included in the resident holder's income for a preceding taxation year.

        A resident holder that is a "Canadian-controlled private corporation" (as defined in the Act) will be liable for a refundable tax on investment income. For this purpose, investment income will generally include interest income.

        The conversion of a Convertible Note into QLT Shares (or QLT Class A Common Shares, as the case may be) pursuant to the conversion right exercised by a resident holder will be deemed by the Act to not be a disposition of the Convertible Note and, accordingly, such resident holder will generally be considered to not realize a gain or loss on such conversion. The cost to the resident holder of the QLT Shares (or QLT Class A Common Shares, as the case may be) acquired on such conversion will be equal to the adjusted cost base of the Convertible Note to such resident holder immediately before the conversion.

        For purposes of determining the adjusted cost base to a resident holder of QLT Shares (or QLT Class A Common Shares, as the case may be) so acquired, the cost of the QLT Shares (or QLT Class A Common Shares, as the case may be) will generally be averaged with the adjusted cost base of all other QLT Shares (or QLT Class A Common Shares, as the case may be) held by the resident holder as capital property. For purposes of determining the adjusted cost base to a resident holder of QLT Shares (or QLT Class A Common Shares, as the case may be) so acquired the cost of the QLT Shares (or QLT Class A Common Shares) so acquired will generally be averaged with the adjusted cost base of any other QLT Shares (or QLT Class A Common Shares, as the case may be) held by the resident holder as capital property.

        On a disposition or deemed disposition of a Convertible Note, including a redemption or payment on maturity, a resident holder will generally be required to include in computing its income for the taxation year in which the disposition occurs the amount of interest accrued (or deemed to have accrued) on the Convertible Notes from the date of the last interest payment to the date of disposition to the extent that such amount has not otherwise been included in the resident holder's income for the taxation year or a preceding taxation year.

        In general, on a disposition or deemed disposition of a Convertible Note, including a redemption or payment on maturity, a resident holder will realize a capital gain (or capital loss) to the extent that the proceeds of disposition, net of any accrued interest and any amounts included in the resident holder's income on such disposition or deemed disposition as interest, exceed (or are less than) the adjusted cost base of the Convertible Note to the resident holder immediately before the disposition or deemed disposition and any reasonable costs of disposition. See "(v) Taxation of Capital Gains and Capital Losses" for a general description of the treatment of capital gains and capital losses under the Act.

(v)   Taxation of Capital Gains and Capital Losses

        Generally, one half of the amount of any capital gain (a "taxable capital gain") realized by a resident holder in a taxation year must be included in the resident holder's income in that year and, subject to and in accordance with the provisions of the Act, one half of the amount of any capital loss (an "allowable capital loss") realized by a resident holder in a taxation year must be deducted from taxable capital gains realized by the resident holder in that year. Allowable capital losses in excess of taxable capital gains in any particular year may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years to the extent and under the circumstances described in the Act.

        The amount of any capital loss realized on the disposition or deemed disposition of a QLT Share by a resident holder that is a corporation may, in certain circumstances, be reduced by the amount of dividends received or deemed to have been received by it on such QLT Shares, to the extent and under the circumstances prescribed by the Act. Similar rules may apply where a corporation is a member of a partnership or a beneficiary of a trust that owns common shares, directly or indirectly, through a partnership or trust. Resident holders to whom these rules may be relevant should consult their own tax advisors.

        A capital gain realized by an individual or a trust (other than specified trusts) may give rise to a liability for alternative minimum tax.

        A resident holder that is a "Canadian-controlled private corporation" (as defined in the Act) may be liable for an additional refundable tax on investment income. For this purpose, investment income will generally include taxable capital gains.

2.     Tax Consequences of a Dividend-in-Kind

        The payment of the Special Distribution as a dividend-in-kind will be a taxable dividend to resident holders. The amount of that dividend will be equal to the aggregate of the fair market value of the Aralez Shares (or cash in lieu thereof) and the Convertible Notes (if any) at the time of the payment. The taxation of dividends is discussed above under "1. Tax Consequences for Resident Holders of a Reorganization of Share Capital — (ii) QLT Class A Common Shares".

        See "(iii) Aralez Shares" and "(iv) Convertible Notes" above under "1. Tax Consequences for Resident Holders of a Reorganization of Share Capital" for a general discussion of the tax consequences of holding such securities to resident holders.

4.     Eligibility for Investment (Resident Holders)

        Provided that the QLT Class A Common Shares are listed on a designated stock exchange (which currently includes the TSX and NASDAQ), (i) the QLT Class A Common Shares will be a qualified investment under the Act for a trust governed by a "registered retirement savings plan", "registered retirement income fund", "tax-free savings account", "registered education savings plan", "deferred profit sharing plan", "registered disability savings plan" (each, a "Registered Plan"), and (ii) the Convertible Notes will be qualified investments for a Registered Plan if neither the Company, nor any person with whom the Company does not deal at arm's length for purposes of the Act, is an annuitant, a beneficiary, an employer or a subscriber under, or a holder of, such Registered Plan.

        Provided that the Aralez Shares are listed on a designated stock exchange, the Aralez Shares will be qualified investments under the Act for Registered Plans.

        Notwithstanding that a QLT Class A Common Share, Convertible Note or Aralez Share may be a qualified investment for a Registered Plan, if the QLT Class A Common Share, Convertible Note or Aralez Share is a "prohibited investment" within the meaning of the Act for a Registered Plan, the holder or annuitant of the Registered Plan, as the case may be, will be subject to adverse tax consequences as set out in the Act. A QLT Class A Common Share, Convertible Note, or Aralez Share will generally not be a "prohibited investment" for a Registered Plan if the holder or annuitant, as the case may be, does not have a "significant interest" (as defined for this purpose in the Act) in the Company or Aralez.

B.    QLT Shareholders Not Resident in Canada

        This portion of the summary is applicable to a QLT shareholder who, at all relevant times and for the purposes of the Act (i) is not and is not deemed to be resident in Canada, (ii) who does not use or hold and will not be, deemed to use or hold the QLT Shares, the QLT Class A Common Shares, the Aralez Shares and the Convertible Notes (if any) in carrying on a business in Canada, (iii) deals at arm's length with any person resident in Canada to whom the holder disposes of a Convertible Note and (iv) is neither a "specified shareholder" (as defined in subsection 18(5) of the Act) of the Company nor a person who does not deal at arm's length with such specified shareholder (a "non-resident holder"). This summary does not apply to a non-resident that is an insurer carrying on business in Canada. This summary assumes that no interest paid on the Convertible Notes will be in respect of a debt or other obligation to pay an amount to a person with whom the Company does not deal at arm's length within the meaning of the Act.

1.     Tax Consequences to Non-Resident Holders of a Reorganization of Share Capital

(i)    General

        If the aggregate fair market value of the Aralez Shares (or cash in lieu thereof) and Convertible Notes (if any) received by a non-resident holder on the Reorganization of Share Capital exceeds the paid-up capital attributable to the QLT Shares exchanged by such non-resident holder, then the excess will be deemed to be a dividend received by the non-resident holder. See "2. Tax Consequences to Non-Resident Holders of a Dividend-in-Kind" below for a general description of the treatment under the Act of dividends received by non-resident holders, including amounts deemed under the Act to be received as dividends. As noted above, the Company is of the view that the aggregate fair market value of the Aralez Shares (or cash in lieu thereof) and Convertible Notes (if any) received by a non-resident holder will be less than the paid-up capital of the exchanged QLT Shares immediately before such exchange. Accordingly, the Company does not expect that a deemed dividend will arise as a result of the exchange.

        On the exchange of QLT Shares for QLT Class A Common Shares and Aralez Shares (or cash in lieu thereof) and Convertible Notes (if any), a capital gain (or capital loss) may also be realized by a non-resident holder equal to the amount by which: (a) the aggregate of the fair market value of the Aralez Shares (or cash in lieu thereof), and Convertible Notes (if any) received by the non-resident holder, less the amount of any dividend deemed to be received by the non-resident holder on the exchange (which is expected to be nil), exceeds (or is less than); (b) the aggregate of the adjusted cost base to the non-resident holder immediately before the exchange of the QLT Shares exchanged and any reasonable costs of disposition. See "(iv) Taxation of Capital Gains and Capital Losses" below for a general description of the treatment of capital gains and capital losses under the Act.

(ii)   QLT Class A Common Shares

        Under the Act, dividends paid or credited on the QLT Class A Common Shares, or deemed to be paid or credited on QLT Class A Common Shares, to a non-resident holder will be subject to Canadian withholding tax at the rate of 25% of the gross amount of the dividends, subject to any reduction in the rate of withholding to which the non-resident holder is entitled under any applicable income tax treaty or convention between Canada and the country in which the Non-Resident Holder is resident. For example, where a non-resident holder is a resident of the United States, is fully entitled to the benefits under the Canada-United States Income Tax Convention (1980), as amended, and is the beneficial owner of the dividend, the applicable rate of Canadian withholding tax generally may be reduced to 15% of the amount of such dividend.

        A non-resident holder will not be subject to tax under the Act on any capital gain realized on any disposition or deemed disposition of QLT Class A Common Shares unless such shares constitute "taxable Canadian property" (as defined by the Act) to the non-resident holder at the time of the disposition and the non-resident holder is not entitled to relief under an applicable income tax treaty or convention.

        See "(v) Taxation of Capital Gains and Capital Losses" below for a general description of the treatment of capital gains and capital losses under the Act.

(iii)  Convertible Notes

        Amounts which are, or are deemed to be, interest for purposes of the Act paid or credited on the Escrowed Funds to a non-resident holder that deals at arm's length with the payor at the time of such payment or crediting will not be subject to non-resident withholding tax, and no non-resident withholding tax will apply to the proceeds received by a non-resident holder on a disposition or conversion of a Convertible Note, including a redemption or payment on maturity.

        No other tax on income or gains will be payable by a non-resident holder on interest, principal, or on the proceeds received by a non-resident holder on the disposition or conversion of a Convertible Note, including a redemption or payment on maturity.

(iv)  Taxation of Capital Gains and Losses

        A non-resident holder will not be subject to tax under the Act on any capital gain realized on any disposition or deemed disposition of QLT Shares or QLT Class A Common Shares unless such shares constitute "taxable Canadian property" (as defined by the Act) to the non-resident holder at the time of the disposition and the non-resident holder is not entitled to relief under an applicable income tax treaty or convention.

        Generally, QLT Shares or QLT Class A Common Shares will not constitute taxable Canadian property to a non-resident holder at a particular time provided that such QLT Shares or QLT Class A Common Shares, as the case may be, are listed at that time on a designated stock exchange (which currently includes the TSX and NASDAQ), unless at any particular time during the 60-month period that ends at that particular time (1) the non-resident holder, persons with whom the non-resident holder does not deal at arm's length (for the purposes of the Act) and partnerships in which the non-resident holder or a person with whom the non-resident holder does not deal at arm's length holds a membership interest directly or indirectly through one or more partnerships, or the non-resident holder together with all such persons or partnerships, has owned 25% or more of the issued shares of any class or series of the Company and (2) more than 50% of the fair market value of the QLT Shares or QLT Class A Common Shares was derived directly or indirectly from one or any combination of: (i) real or immovable properties situated in Canada, (ii) "Canadian resource properties" (as defined in the Act), (iii) "timber resource properties" (as defined in the Act), and (iv) options in respect of, or interests in, or for civil law rights in, property in any of the foregoing whether or not the propertys exists. Notwithstanding the foregoing, in certain circumstances set out in the Act, QLT Shares or QLT Class A Common Shares could be deemed to be taxable Canadian property.

2.     Tax Consequences of a Dividend-in-Kind

        A non-resident holder who receives the Special Distribution as a dividend-in-kind will be considered to have received a dividend from the Company equal to the aggregate fair market value of the Aralez Shares (or cash in lieu thereof) and Convertible Notes (if any), on the date of distribution. The taxation of dividends is discussed above under "1. Tax Consequences to Non-Resident Holders of the Reorganization of Share Capital — (ii) QLT Class A Common Shares".

        A portion of the Aralez Shares and/or Convertible Notes otherwise to be distributed to a non-resident holder may be sold on the non-resident holder's behalf or retained in order to fund the payment of any withholding tax for which the holder is liable.

        See "(iii) Convertible Notes" above under "1. Tax Consequences to Non-Resident Holders of the Reorganization of Share Capital" for a discussion of the tax consequences of holding such securities to non-resident holders.

Certain Material U.S. Federal Income Tax Consequences

U.S. TREASURY CIRCULAR 230 NOTICE

        TO ENSURE COMPLIANCE WITH U.S. TREASURY CIRCULAR 230, EACH HOLDER OF COMMON SHARES OF THE COMPANY IS HEREBY NOTIFIED THAT (I) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THE MEETING MATERIALS IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND

CANNOT BE RELIED UPON, BY SUCH HOLDER FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON SUCH HOLDER OR PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TRANSACTION OR MATTER ADDRESSED IN THE MEETING MATERIALS, (II) SUCH DISCUSSION IS INCLUDED HEREIN TO SUPPORT THE MARKETING OR PROMOTION OF THE PROPOSED SPECIAL DISTRIBUTION ON THE TERMS DESCRIBED IN THE MEETING MATERIALS, AND (III) EACH HOLDER SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

General

        The following is a summary of certain material U.S. federal income tax consequences of the proposed Special Distribution and does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences of the matters addressed in this summary. This summary is included for general information only. It does not cover any state, local or non-U.S. income, U.S. federal estate or gift or other tax consequences. It does not address the tax consequences to shareholders that are subject to special tax rules, including, but not limited to, banks, life insurance companies, regulated investment companies, personal holding companies, non-U.S. persons, persons subject to alternative minimum tax, persons that do not use the U.S. dollar as their functional currency, persons who hold options of any kind with respect to any class of the Company's stock, shareholders of 10% or more of the voting shares of the Company, broker-dealers and tax-exempt organizations or persons holding the Common Shares as part of a hedging, straddle, conversion or constructive sale transaction. This summary assumes that a U.S. holder (as defined below) holds the Common Shares as capital assets.

        This summary is based on the provisions of the United States Internal Revenue Code of 1986, as amended (the "U.S. Code"), the regulations promulgated thereunder and rulings and judicial decisions interpreting the U.S. Code, each as of the date hereof. These authorities are subject to change at any time, possibly with retroactive effect. No assurances can be given that any changes in these laws or authorities will not affect the accuracy of the discussions set forth in this summary. We have not and will not request a ruling from the U.S. Internal Revenue Service (the "IRS") as to the U.S. federal income tax consequences of the proposed Special Distribution.

        As used herein, a "U.S. holder" means the beneficial owner of the QLT Shares that is, for U.S. federal income tax purposes, (i) a citizen or individual resident of the United States, (ii) a corporation, or an entity treated as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States or its political subdivisions, (iii) an estate the income of which is subject to U.S. federal income tax without regard to its source or (iv) a trust (a) subject to the primary supervision of a U.S. court and the control of one or more U.S. persons or (b) that has elected to be treated as a domestic trust for U.S. federal income tax purposes. The U.S. federal income tax treatment of a partner in a partnership that holds Common Shares will depend on the status of the partner and the activities of the partnership.

Special Distribution Pursuant to the Arrangement

        Whether the Special Distribution occurs pursuant to the Arrangement (or simply pursuant to a declaration of a dividend), it should be governed by the distribution rules of the U.S. Code. Subject to possible different treatment pursuant to the PFIC rules mentioned below, to the extent that the Company has current or accumulated undistributed earnings and profits, the amount of cash and the fair market value of the Convertible Notes and of Aralez Shares (if any) received by a U.S. holder should be considered a dividend. Any amount distributed in excess of the earning and profits of the Company should be treated as a return of capital distribution to the extent of and in reduction of a U.S. holder's basis in its shares and any remaining amount should be taxed as capital gain. The Company believes it has no positive current or accumulated earnings and profits at present. However, because the determination of current earnings and profits is not determinable until the close of the year in which the Special Distribution occurs, and because it is possible that current earnings and profits may result from the distribution of Aralez Shares or otherwise, there can be no assurance that the Company will have no positive current or accumulated earnings and profits. Further, the determination of earnings and profits may be subject to IRS review and audit.

        As discussed below, the Company believes that it may be deemed a Passive Foreign Investment Company ("PFIC") for certain prior years and that it may be classified as a PFIC in 2015. In the event that the Company is considered to be a PFIC in the current or any previous year in which a U.S. holder was the owner of shares in the Company, and to the extent that the Special Distribution constitutes an "excess distribution," as described below, U.S. holders may be subject to an interest charge on any "deferred tax amounts" under the PFIC regime.

Arrangement

        The exchange of shares pursuant to the Arrangement should be considered a recapitalization of the shares of the Company for U.S. federal income tax purpose. A U.S. holder's tax basis and holding period in the shares of the Company received or deemed received pursuant to the Arrangement should be the same as such U.S. holder's tax basis and holding period in the Company exchanged or deemed exchanged therefor (in each case, preserving the separate tax bases and holding periods of separate blocks, if any, held by such U.S. holder).

        Under applicable regulations, the Special Distribution should be treated as a distribution separate from the recapitalization and, as described above, governed by the distribution rules of the U.S. Code.

Passive Foreign Investment Company Provisions

        The U.S. Code provides special rules regarding certain distributions received by U.S. persons with respect to, and sales, exchanges and other dispositions, including pledges, of, shares of stock in a PFIC. The Company believes, but cannot offer any assurance, that it was classified as a PFIC for one or more taxable years prior to 2000, and that it was not a PFIC during any of the taxable years from the taxable year ended December 31, 2000 through the taxable year ended December 31, 2007. The Company further believes that it was a PFIC for the taxable years ended December 31, 2008 through 2014. The Company is uncertain regarding its potential PFIC status for the taxable year ending December 31, 2015. The Company's actual PFIC status for a given taxable year will not be determinable until the close of such year and, accordingly, no assurances can be given regarding the Company's PFIC status in 2015 or any future year. See further discussion of the PFIC rules below.

        A U.S. holder that holds stock in a foreign corporation during any taxable year in which the corporation qualifies as a PFIC is subject to special tax rules with respect to (a) any gain realized on the sale, exchange or other disposition of the stock and (b) any "excess distribution" by the corporation to the holder, unless the holder elects to treat the PFIC as a "qualified electing fund" ("QEF") or makes a "mark-to-market" election, each as discussed below. An "excess distribution" is that portion of a distribution with respect to PFIC stock that exceeds 125% of the average of such distributions over the preceding three-year period or, if shorter, the U.S. holder's holding period for its shares.

        In the event that the Company is considered to be a PFIC in the current or any previous year in which a U.S. holder was the owner of shares in the Company, the Special Distribution may constitute an "excess distribution." In such case, as in the case of a gain realized on a disposition of the shares, the Special Distribution must be allocated ratably to each day in the U.S. holder's holding period of shares in the Company. The amounts allocated to the current taxable year and to taxable years prior to the first year in which the Company was classified as a PFIC are included as ordinary income in a U.S. holder's gross income for that year. The amount allocated to each other prior taxable year is taxed as ordinary income at the highest tax rate in effect for the U.S. holder in that prior year (without offset by any net operating loss for such year) and are subject to an interest charge at the rate on income tax deficiencies.

        In addition, a U.S. holder who acquires shares in a PFIC from a decedent generally will not receive a "stepped-up" fair market value tax basis in such shares but, instead, will receive a tax basis equal to the decedent's basis, if lower.

        If a corporation is a PFIC for any taxable year during which a U.S. holder holds shares in the corporation, then the corporation generally will continue to be treated as a PFIC with respect to the holder's shares, even if the corporation no longer satisfies either the passive income or passive asset tests that determine PFIC status, unless the U.S. holder terminates this deemed PFIC status by electing to recognize a gain, which will be taxed under the excess distribution rules as if such shares had been sold on the last day of the last taxable year for which the corporation was a PFIC.

        The adverse tax consequences described above will not apply, however, if a U.S. holder makes a QEF election effective beginning with the first taxable year in the U.S. holder's holding period in which the corporation is a PFIC. A U.S. holder that makes a QEF election is required to include in income its pro rata share of the PFIC's ordinary earnings and net capital gain as ordinary income and long-term capital gain, respectively, subject to a separate election to defer payment of taxes, which deferral is subject to an interest charge. A U.S. holder whose QEF election is effective after the first taxable year during the holder's holding period in which the corporation is a PFIC will continue to be subject to the excess distribution rules for years beginning with such first taxable year for which the QEF election is effective. In a chain of ownership, only the first U.S. person that is a shareholder of the PFIC may make the QEF election.

        In general, a U.S. holder makes a QEF election by attaching a completed IRS Form 8621 to a timely filed (taking into account any extensions) U.S. federal income tax return for the year beginning with which the QEF election is to be effective. In certain circumstances, a U.S. holder may be able to make a retroactive QEF election. A QEF election can be revoked only with the consent of the IRS. In order for a U.S. holder to make a valid QEF election, the corporation must annually provide or make available to the holder certain information.

        As an alternative to making a QEF election, a U.S. holder may make a "mark-to-market" election with respect to its PFIC shares if the shares meet certain minimum trading requirements. If a U.S. holder makes a valid mark-to-market election for the first tax year in which such holder holds (or is deemed to hold) stock in a corporation and for which such corporation is determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect of its stock. Instead, a U.S. holder that makes a mark-to-market election will be required to include in income each year an amount equal to the excess of the fair market value of the shares that the holder owns as of the close of the taxable year over the holder's adjusted tax basis in the shares. The U.S. holder will be entitled to a deduction for the excess, if any, of the holder's adjusted tax basis in the shares over the fair market value of the shares as of the close of the taxable year; provided, however, that the deduction will be limited to the extent of any net mark-to-market gains with respect to the shares included by the U.S. holder under the election for prior taxable years. The U.S. holder's basis in the shares will be adjusted to reflect the amounts included or deducted pursuant to the election. Amounts included in income pursuant to a mark-to-market election, as well as gain on the sale, exchange or other disposition of the shares, will be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss on a sale, exchange or other disposition of shares to the extent that the amount of such loss does not exceed net mark-to-market gains previously included in income, will be treated as ordinary loss. The mark-to-market election applies to the taxable year for which the election is made and all subsequent taxable years, unless the shares cease to meet applicable trading requirements or the IRS consents to its revocation.

        A U.S. holder of PFIC stock must generally file an IRS Form 8621 annually. A U.S. holder must also provide such other information as may be required by the U.S. Treasury Department if the U.S. holder (i) receives certain direct or indirect distributions from a PFIC, (ii) recognizes gain on a direct or indirect disposition of PFIC stock, or (iii) makes certain elections (including a QEF election or a mark-to-market election) reportable on IRS Form 8621.

        THE APPLICABILITY AND CONSEQUENCES OF THE PFIC RULES ARE EXCEEDINGLY COMPLEX. IN ADDITION, THE FOREGOING SUMMARY DOES NOT ADDRESS ALL OF THE POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES WITH RESPECT TO PFIC STATUS THAT MAY BE RELEVANT TO A PARTICULAR U.S. HOLDER IN LIGHT OF SUCH INVESTOR'S PARTICULAR CIRCUMSTANCES OR THAT MAY BE RELEVANT TO U.S. HOLDERS THAT ARE SUBJECT TO SPECIAL TREATMENT UNDER U.S. FEDERAL INCOME TAX LAW. ACCORDINGLY, U.S. HOLDERS ARE STRONGLY URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THEM AND THE ADVISABILITY OF MAKING ANY OF THE ELECTIONS DESCRIBED ABOVE.

Information Reporting and Backup Withholding in Respect of the QLT Shares

        In general, information reporting requirements will apply to distributions made on the Company's common shares within the United States to a non-corporate U.S. holder and to the proceeds from the sale, exchange, redemption or other disposition of the Company's common shares by a non-corporate U.S. holder to or through a U.S. office of a broker. Payments made (and sales or other dispositions effected at an office) outside the United States will be subject to information reporting in limited circumstances.

        In addition, backup withholding of U.S. federal income tax may apply to such amounts if the U.S. holder fails to provide an accurate taxpayer identification number (or otherwise establishes, in the manner provided by law, an exemption from backup withholding) or to report dividends required to be shown on the U.S. holder's U.S. federal income tax returns.

        Backup withholding is not an additional income tax, and the amount of any backup withholding from a payment to a U.S. holder will be allowed as credit against the U.S. holder's U.S. federal income tax liability provided that the appropriate returns are filed.

        A non-U.S. holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status to the payor, under penalties of perjury, on IRS Form W-8BEN or W-8BEN-E, as applicable. You should consult your own tax advisor as to the qualifications for exemption from backup withholding and the procedures for obtaining the exemption.

Tax consequences to U.S. holders of Aralez Shares

  Taxation of Dividends

        Subject to the PFIC rules discussed below, the gross amount of cash distributions on Aralez Shares (including any withheld Irish taxes) will be taxable as dividends to the extent paid out of Aralez's current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such income (including any withheld Irish taxes) will be includable in a U.S. holder's gross income as ordinary income on the day actually or constructively received by the holder. For U.S. corporate holders, such dividends generally will not be eligible for the dividends-received deduction, except for a portion of certain dividends received by a corporate U.S. holder that owns 10% of Aralez's Shares (measured by both vote and value).

        Distributions in excess of Aralez's current and accumulated earnings and profits, as determined for U.S. federal income tax purposes, will be treated as a non-taxable return of capital to the extent of the U.S. holder's basis in the Aralez Shares, and thereafter as capital gain.

        With respect to non-corporate U.S. holders, certain dividends received from a qualified foreign corporation may be subject to reduced rates of taxation ("qualified dividend income"). A qualified foreign corporation includes a foreign corporation that is eligible for the benefits of a comprehensive income tax treaty with the United States that the U.S. Treasury Department determines to be satisfactory for these purposes and which includes an exchange of information provision. The U.S. Treasury Department has determined that the Ireland-U.S. tax treaty meets these requirements. However, a foreign corporation is also treated as a qualified foreign corporation with respect to dividends paid by that corporation on shares that are readily tradable on an established securities market in the United States. U.S. Treasury Department guidance indicates that the Aralez Shares, which are expected to be listed on the NASDAQ and application has been made to list the Aralez Shares on the Toronto Stock Exchange, will be considered readily tradable on an established securities market in the United States, but there can be no assurance that the Aralez Shares will be considered readily tradable on an established securities market. Non-corporate holders that do not meet a minimum holding period requirement during which they are not protected from the risk of loss or that elect to treat the dividend income as "investment income" pursuant to section 163(d)(4) of the U.S. Code (dealing with the deduction for investment interest expense) will not be eligible for the reduced rates of taxation applicable to qualified dividend income regardless of Aralez's status as a qualified foreign corporation. In addition, the rate reduction will not apply to dividends if the recipient of a dividend is obligated to make related payments with respect to positions in substantially similar or related property. This disallowance applies even if the minimum holding period has been met.

        Subject to certain limitations, any Irish tax withheld on dividends paid with respect to Aralez Shares in accordance with the Ireland-U.S. tax treaty and paid over to Ireland, will be eligible for credit or deduction against the U.S. holder's U.S. federal income tax liability, but special complex rules apply in determining the foreign tax credit limitation with respect to dividends that are subject to the preferential tax rates. U.S. holders are urged to consult their own tax advisors to determine eligibility. Subject to the discussion below regarding section 904(h) of the U.S. Code, dividends generally will be foreign source income and will, depending on the U.S. holder's circumstances, be either "passive" or "general" income for purposes of computing the foreign tax credit allowable to such holder.

        Under section 904(h) of the U.S. Code, dividends paid by a foreign corporation that is treated as 50% or more owned, by vote or value, by U.S. persons may be treated as U.S. source income (rather than foreign source income) for foreign tax credit purposes, to the extent the foreign corporation earns U.S. source income. In most circumstances, U.S. holders would be able to choose the benefits of section 904(h)(10) and elect to treat dividends that would otherwise be U.S. source dividends as foreign source dividends, but in such a case, the foreign tax credit limitations would be separately determined with respect to such "resourced" income. In general, therefore, the application of section 904(h) may adversely affect a U.S. holder's ability to use foreign tax credits. Since the Aralez Shares are expected to be listed on the NASDAQ and application has been made to list the Aralez Shares on the Toronto Stock Exchange, Aralez may be treated as 50% or more owned by U.S. persons for purposes of section 904(h). U.S. holders are strongly urged to consult their own tax advisors regarding the possible impact if section 904(h) should apply.

        Distributions of Aralez Shares to a U.S. holder with respect to Aralez Shares that are made as part of a pro rata distribution to all Aralez shareholders generally will not be subject to U.S. federal income tax.

  Taxation of Capital Gains

        Subject to the PFIC rules discussed below, a U.S. holder that sells or otherwise disposes of Aralez Shares will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference between the amount realized and such holder's tax basis in its Aralez Shares. Capital gain of a non-corporate U.S. holder is generally taxed at preferential rates where the property is held for more than one year. The gain or loss will generally be income or loss from sources within the United States for foreign tax credit limitation purposes.

  PFIC Rules

        Aralez has indicated that it believes that Aralez Shares should not be treated as stock of a PFIC for U.S. federal income tax purposes, but this conclusion is a factual determination that is made annually and thus may be subject to change. See above for a general discussion of the PFIC rules. Holders are urged to consult their tax advisors regarding the possible application of the PFIC rules.

        Notwithstanding any election made with regard to Aralez Shares, dividends that a U.S. holder receives from Aralez will not constitute qualified dividend income if Aralez is a PFIC either in the taxable year of the distribution or the preceding taxable year. Dividends that a U.S. holder receives that do not constitute qualified dividend income are not eligible for taxation at the preferential rates applicable to qualified dividend income. Instead, such holder must include the gross amount of any such dividend paid by Aralez out of its accumulated earnings and profits (as determined for United States federal income tax purposes) in such holder's gross income, and it will be subject to tax at rates applicable to ordinary income. A U.S. holder that owns Aralez Shares during any year that Aralez is a PFIC with respect to such holder may be required to file IRS Form 8621.

  Information with Respect to Foreign Financial Assets

        Owners of "specified foreign financial assets" with an aggregate value in excess of $50,000 (and in some circumstances, a higher threshold) may be required to file an information report with respect to such assets with their tax returns. Specified foreign financial assets may include financial accounts maintained by foreign financial institutions, as well as the following, but only if they are not held in accounts maintained by financial institutions: (i) stocks and securities issued by non-United States persons, (ii) financial instruments and contracts held for investment that have non-United States issuers or counterparties, and (iii) interests in foreign entities. Holders are urged to consult their tax advisors regarding the application of this reporting requirement to their ownership of the shares.

  Backup Withholding and Information Reporting

        For a non-corporate U.S. holder, information reporting requirements, on IRS Form 1099, generally will apply to dividend payments or other taxable distributions made to such holder within the United States, and the payment of proceeds to such holder from the sale of Aralez Shares effected at a U.S. office of a broker. Additionally, backup withholding may apply to such payments to a non-corporate U.S. holder that fails to provide an accurate taxpayer identification number, is notified by the IRS that such holder has failed to report all interest and dividends required to be shown on the holder's federal income tax returns, or in certain circumstances, fails to comply with applicable certification requirements.

Convertible Notes

Classification of the Convertible Notes for U.S. federal income tax purposes

        Generally, characterization of an obligation as indebtedness for U.S. federal income tax purposes is made at the time of the issuance of the obligation. By agreeing to receive the Convertible Notes, each U.S. holder agrees to treat the Convertible Notes as indebtedness for U.S. federal income tax purposes.

OID on the Convertible Notes

        Unless a de minimis exception applies, the Company expects the Convertible Notes to be issued with original issue discount ("OID"). OID is the excess of a Note's stated redemption price at maturity ("SRPM") over its issue price. A Note's SRPM is the sum of all payments provided by the Note other than payments of qualified stated interest ("QSI"). QSI is stated interest that is unconditionally payable at least annually at a single fixed rate in cash or property (other than in debt instruments of the Company). The Company expects a Note's SRPM to be its face amount plus the interest accruing on the amounts in escrow that are due to each U.S. holder at maturity. The value of a Note's conversion feature does not create additional OID. If the Convertible Notes are publicly traded, their issue price will be determined under section 1274, which generally imputes an issue price by discounting all payments due under a debt instrument at the applicable federal rate.

        The amount of OID on a Note will be de minimis if it is less than the product of (i) 0.0025, (ii) the Note's SRPM, and (iii) two (the number of complete years until maturity). If the OID is de minimis, the amount of OID is treated as zero and all stated interest is treated as QSI (including stated interest that would otherwise be characterized as OID).

        A U.S. holder must include OID in gross income as it accrues over the term of the Convertible Notes at a constant yield without regard to the holder's regular method of tax accounting and in advance of the receipt of any cash payments attributable to that income. The amount of OID that a U.S. holder must include in income will generally equal the sum of the daily portions of OID with respect to the Note for each day during the taxable year in which the holder held the Note. The daily portion is determined by allocating to each day in any accrual period a pro rata portion of the OID allocable to that accrual period. The accrual period for a Note may be of any length and may vary in length over the term of the Note, provided that each accrual period is no longer than one year and each scheduled payment of principal or interest occurs on the first day or the final day of an accrual period.

        Generally, the amount of OID allocable to any accrual period other than the final accrual period is an amount equal to the excess, if any, of (i) the product of the Note's adjusted issue price at the beginning of such accrual period and its yield to maturity (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period) over (ii) the aggregate of all stated interest allocable to the accrual period. OID allocable to a final accrual period is the difference between the amount payable at maturity (other than a payment of stated interest) and the adjusted issue price of the Convertible Note at the beginning of the final accrual period. The adjusted issue price of a Note at the beginning of any accrual period is generally equal to its issue price increased by the accrued OID for each prior accrual period. The yield to maturity of a Note is the rate that, when used in computing the present value of all payments to be made on the Note, produces an amount equal to the issue price of the Note.

Sale, Exchange, Redemption or other Taxable Disposition of the Convertible Notes

        Upon the sale, exchange, redemption or other taxable disposition of a Convertible Note, a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between (1) the sum of cash plus the fair market value of all other property received on such disposition (except to the extent such cash or property is attributable to accrued but unpaid interest, which, to the extent not previously included in income, generally will be taxable as ordinary income) and (2) its initial tax basis in the Note, increased by OID previously included in income with respect to that Note. A U.S. holder's initial tax basis in a Note generally will equal to the Convertible Note's issue price. Such capital gain or loss will be long-term capital gain or loss if, at the time of such taxable disposition, the U.S. holder has held the Note for more than one year. Under current law, long-term capital gains recognized by non-corporate U.S. holders generally are subject to reduced tax rates. The deductibility of capital losses is subject to limitations.

Conversion of the Convertible Notes

        A U.S. holder generally will not recognize any gain or loss upon the conversion of the Convertible Notes into the Company's common stock (other than upon the receipt of cash in lieu of a fractional share and upon the receipt of common stock attributable to accrued but unpaid interest, which will be taxable as such). The U.S. holder's adjusted tax basis in the common stock received in such a conversion (excluding any common stock attributable to accrued interest) generally will be the same as its adjusted tax basis in the Convertible Notes surrendered (other than tax basis that is properly allocable to a fractional share). The U.S. holder's holding period for such common stock (other than common stock attributable to accrued interest) will include its holding period for the Convertible Notes that were converted.

        The amount of gain or loss recognized on the receipt of cash in lieu of a fractional share generally will be equal to the difference between the amount of such cash received in respect of the fractional share and the portion of the U.S. holder's adjusted tax basis in the common stock received in the conversion (as described above) that is properly allocable to the fractional share. The U.S. holder's tax basis in a fractional share will be determined by allocating its tax basis in the Convertible Notes surrendered between the common stock received upon conversion and the fractional share, in accordance with their respective fair market values.

        If a Note is converted solely into cash, a U.S. holder will recognize gain or loss in the same manner as if the U.S. holder had disposed of the Convertible Notes in a taxable disposition

        The value of any portion of the Company's common stock that is attributable to accrued interest on the Convertible Notes not previously recognized in income will be taxed as ordinary income. The tax basis in any shares of common stock attributable to accrued interest will equal the fair market value of such shares when received. The holding period for any shares of common stock attributable to accrued interest will begin the day after the date of conversion.

Possible Constructive Distributions on the Convertible Notes

        The conversion rate of the Convertible Notes will be adjusted in certain circumstances. Under certain provisions of the U.S. Code, an adjustment (or the failure to make an adjustment) that has the effect of increasing a U.S. holder's proportionate interest in our assets or earnings may, in some circumstances, result in a deemed distribution to such U.S. holder for U.S. federal income tax purposes. Adjustments to the conversion rate made pursuant to a bona fide reasonable adjustment formula that has the effect of preventing the dilution of the interest of the U.S. holders of the Convertible Notes, however, generally will not be deemed to result in such a distribution.

Information Reporting and Backup Withholding in respect of the Convertible Notes

        Information reporting requirements generally will apply to payments of interest (including OID) on the Convertible Notes and to the proceeds of a sale, exchange, redemption or other disposition of a Note paid to a U.S. holder unless the U.S. holder is an exempt recipient (such as a corporation). Backup withholding will also apply to those payments if the U.S. holder fails to provide its correct taxpayer identification number, or certification of exempt status, or if the U.S. holder is notified by the IRS that it has failed to report in full payments of interest and dividend income. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a U.S. holder's U.S. federal income tax liability provided the required information is furnished to the IRS in a timely manner.

Principal Steps of the Arrangement

        Under the Arrangement, each of the issued QLT common shares ("QLT Shares") will be exchanged for: (a) one common share of a newly created class of common shares (referred to as "QLT Class A Common Shares"); (b) a pro rata portion of the Aralez Shares (or cash in lieu up to an aggregate amount of $15 million, subject to proration); and (c) if authorized by the Board, Convertible Notes and/or cash in lieu up to an aggregate amount of $25 million. While the terms of the QLT Class A Common Shares received by a QLT shareholder under the Arrangement will differ from the current QLT Shares, such difference will not be material. No new share certificates will be issued representing the QLT Class A Common Shares and they will be renamed "common shares".

        The principal features of the Arrangement may be summarized as follows (and are qualified in its entirety by reference to the full text of the Plan of Arrangement attached to this Proxy Statement as Appendix "A"):

  (a)
  QLT's authorized share structure, its Notice of Articles and Articles will be altered by:

  (i)
  creating the QLT Class A Common Shares; and

  (ii)
  creating and attaching to the QLT Class A Common Shares the special rights and restrictions set out in Exhibit I to the Plan of Arrangement, which will be contained in Part 26 of the Articles;

  (b)
  each of the issued QLT Shares will be and be deemed to be exchanged for the following:

  (i)
  one QLT Class A Common Share;

  (ii)
  such number of Aralez Shares as is equal to the Aralez Share Exchange Ratio or, in lieu of such Aralez Shares, the Aralez Cash Consideration if QLT has received the Aralez Cash Consideration pursuant to the Backstop Agreement and such holder has so elected to receive Aralez Cash Consideration, subject to proration; and

  (iii)
  if so authorized by the Board of Directors, such principal amount of Convertible Notes as is equal to the Convertible Note Exchange Ratio;

  (c)
  all of the QLT Shares will be cancelled and will form part of the authorized but unissued share capital of QLT and no QLT Shares will remain outstanding;

  (d)
  QLT's authorized share structure, its Notice of Articles and Articles will be altered by:

  (i)
  reducing the authorized capital by eliminating the authorized and unissued QLT Shares;

  (ii)
  deleting the special rights and restrictions attached to the QLT Class A Common Shares and by deleting Part 26 of the Articles of QLT in its entirety; and

  (iii)
  altering the identifying name of all of the QLT Class A Common Shares to be common shares;

  (e)
  the existing QLT stock option plan will be cancelled and will have no further force or effect and a replacement option plan (which shall have the same terms and conditions as the existing QLT stock option plan except that any references to QLT Shares in such plan will be deemed to be QLT Class A Common Shares) will be deemed to be adopted by QLT and in effect;

  (f)
  the existing QLT deferred share unit plan will be cancelled and will have no further force or effect and a replacement deferred share unit plan (which shall have the same terms and conditions as the existing QLT deferred share unit plan except that any references to QLT Shares in such plan will be deemed to be QLT Class A Common Shares) will be deemed to be adopted by QLT and in effect;

  (g)
  each outstanding QLT stock option will be exchanged by the holder thereof, without any further act or formality, for a stock option (a "Replacement Option") on the same terms and conditions as the QLT stock option so exchanged except that such Replacement Option shall be exercisable to acquire a QLT Class A Common Share;

  (h)
  each outstanding QLT restricted stock unit will be exchanged by the holder thereof, without any further act or formality, for a restricted stock unit (a "Replacement Restricted Stock Unit") on the same terms and conditions as the QLT restricted stock unit so exchanged except that such Replacement Restricted Stock Unit will entitle the holders, upon vesting, to acquire a QLT Class A Common Share; and

  (i)
  each outstanding QLT deferred share unit will be exchanged by the holder thereof, without any further act or formality, for a deferred share unit (a "Replacement Deferred Share Unit") on the same terms and conditions as the QLT deferred share unit so exchanged except that the value of such Replacement Deferred Share Unit will be equal to the value of a QLT Class A Common Share.

Court Approval

        Statutory plans of arrangement under the BCBCA are subject to approval by the Supreme Court of British Columbia (the "Court"). On November [10], 2015, QLT obtained an interim order of the Court (the "Interim Order") pursuant to Section 291 of the BCBCA, which provides for the calling and holding of the Annual Meeting. A copy of the Interim Order is attached as Appendix "B".

        If shareholder approval of the Reorganization of Share Capital pursuant to the Arrangement is obtained and the Board determines to proceed with the Arrangement, QLT intends to apply to the Court for a final order approving the Arrangement (the "Final Order") at the Court House, 800 Smithe Street, Vancouver, British Columbia on December 16, 2015, at 9:45 a.m. (Vancouver time) or so soon thereafter as counsel may be heard. Please see the Requisition for Final Hearing attached as Appendix "C" for further information on participating or presenting evidence at the hearing for the Final Order.

        At the hearing for the Final Order, shareholders and creditors of QLT are entitled to appear in person or by counsel and to make a submission regarding the Arrangement, subject to filing and serving an appearance and satisfying any other applicable requirements.

        At the hearing for the Final Order, the Court will also consider, among other things, the fairness of the terms and conditions of the Arrangement and the rights and interests of every person affected. The Court may approve the Arrangement either as proposed, or subject to such terms and conditions as the Court considers appropriate, or may dismiss the application.

Recommendation of the Board of Directors

        The Board of Directors unanimously recommends that our shareholders vote "FOR" the approval of the Reorganization of Share Capital.

        In reaching its recommendation the Board of Directors considered, among others, the following factors:

  •
  the results of the Company's process to determine the most effective and efficient means to return capital to shareholders and review of strategic alternatives for maximizing shareholder value;

  •
  information concerning the financial condition, results of operations, business plans and prospects of the Company both before and after giving effect to the Reorganization of Share Capital;

  •
  the advice of the Company's management and advisors; and

  •
  the ability to make the Special Distribution pursuant to the Reorganization of Share Capital without Canadian withholding taxes of up to 25% being payable.

        The foregoing discussion of the information and factors considered by the Board of Directors is not intended to be exhaustive. In reaching the determination to propose and recommend that shareholders approve the Reorganization of Share Capital, the Board of Directors did not assign any relative or specific weights to the factors which were considered.

 Vote Required

        At the Annual Meeting, shareholders will be asked to consider a special resolution authorizing and approving the Arrangement pursuant to which the Reorganization of Share Capital may be effected. In order for the special resolution to be approved by shareholders, it must be passed by two-thirds of the votes cast in respect thereof at the Annual Meeting.

        As set out above, shareholders are being asked to vote only on the Arrangement and not on the Special Distribution or the underlying transactions.

        The following special resolution will be submitted for a shareholder vote at the Annual Meeting:

SPECIAL RESOLUTION TO APPROVE THE REORGANIZATION OF
SHARE CAPITAL PURSUANT TO THE ARRANGEMENT

        "BE IT RESOLVED as a special resolution that:

  1.
  The Arrangement under Section 288 of the Business Corporations Act (British Columbia) set forth in the Plan of Arrangement attached as Appendix "A" to the Company's Proxy Statement dated November 6, 2015, and all transactions contemplated thereby and any amendment thereto made in accordance with the Plan of Arrangement is authorized and approved.

  2.
  Notwithstanding approval of this special resolution by the Company's shareholders, the Company's Board of Directors may elect not to proceed with the Arrangement, at any time prior to the Arrangement becoming effective.

  3.
  Any director or officer of the Company is authorized, for and on behalf of the Company, to execute and deliver all documents and instruments and take such other actions as such director or officer may determine to be necessary or desirable to implement this special resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such actions."

REPORT OF THE AUDIT AND RISK COMMITTEE

        Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.

        The Audit and Risk Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2014 with the management of QLT and Deloitte LLP, our independent auditors. Each member of the Audit and Risk Committee is "independent" as defined by the rules of NASDAQ.

        The Audit and Risk Committee has discussed with Deloitte LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. In addition, the Audit and Risk Committee has received the written disclosures and the letter from Deloitte LLP required by the Independence Standards Board Standard No. 1 regarding their independence, and has discussed with Deloitte LLP their independence relative to us, including whether the provision of their services is compatible with maintaining Deloitte LLP's independence.

        Based on the review and discussions referred to above, the Audit and Risk Committee recommended to QLT's Board that the audited consolidated financial statements for the year ended December 31, 2014 be included in QLT's Annual Report on Form 10-K for 2014 filed with the SEC.

Approved by Audit and Risk Committee of QLT Inc. as of April 30, 2015 Dr. Stephen L. Sabba, Chairman Jeffrey A. Meckler John Thomas, Jr.

Audit Fees

        The following table sets forth the aggregate fees billed by Deloitte LLP (formerly Deloitte & Touche LLP), the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for the following services during 2014 and 2013.

Description of Service	2014(3) (US$)	2013(3) (US$)
Audit Fees(1)	$292,493	$348,544
Audit-Related Fees	—	—
Tax Fees (Tax compliance, tax advice and planning)	—	—
All Other Fees(2)	$145,013	—

Total Fees	$437,506	$348,544

(1)
Audit Fees consist of fees for audit of QLT's annual financial statements for the respective year, reviews of QLT's quarterly financial statements, services provided in connection with statutory and regulatory filings and audit of the Company's internal controls over financial reporting.

(2)
All Other Fees consist of fees related to the filing of the Registration Statement on the Form S-4 filed with the SEC pursuant to the Auxilium Merger Agreement, which was terminated on October 8, 2014.

(3)
Where amounts shown were paid in Canadian funds, the amounts set out in the above table represent the US dollar equivalent of those payments converted using the following weighted average exchange rates: US$1.00 = C$1.1043 for 2014 and US$1.00 = C$1.0300 for 2013.

Pre-Approval Policies and Procedures

        The charter of the Audit and Risk Committee provides that the Audit and Risk Committee is responsible for the pre-approval of all audit and permitted non-audit services to be performed for QLT by the independent auditors. The fees paid to the independent auditors that are shown in the chart above for 2014 and 2013 were approved by the Audit and Risk Committee in accordance with the procedures described below.

        The Audit and Risk Committee reviews and approves audit and non-audit services proposed to be provided by the independent auditors. The Audit and Risk Committee has delegated to its Chairman, or an alternate member of the Audit and Risk Committee, the authority to grant pre-approvals if either deems it necessary or appropriate to consider a pre-approval request without approval and/or meeting of the full Audit and Risk Committee. Pre-approvals by the Chairman of the Audit and Risk Committee or an alternate member are reviewed with the Audit and Risk Committee at its next regularly scheduled meeting.

        In considering the pre-approval of proposed audit or non-audit services by the independent auditors, management reviews with the Audit and Risk Committee or its delegate a description of and the budget for the proposed service and the reasons that the independent auditors are being requested to provide the services, including any possible impact on the independence of the independent auditors. Additional Audit and Risk Committee approval is required if the pre-approved services exceed the pre-approved budgeted amount for the services.

 PROPOSAL NO. 3

APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

        Deloitte LLP, an independent registered public accounting firm, served as our independent auditors for the year ended December 31, 2014. Upon the unanimous recommendation of the Audit and Risk Committee, the Board has proposed that Deloitte LLP continue to serve as our independent auditors for 2015 at a remuneration to be fixed by the Audit and Risk Committee. Our shareholders are being asked to approve this proposal at the Annual Meeting. QLT has been advised that a representative of Deloitte LLP will attend the Annual Meeting and will have the opportunity to make a statement if he or she decides to do so and will be available to respond to appropriate questions from shareholders.

Vote Required and Board of Directors' Recommendation

        This proposal requires the affirmative vote of the holders of a majority of the QLT common shares properly cast on this proposal at the Annual Meeting. If the proposal is not approved, the BCBCA provides that the current auditors, Deloitte LLP, will continue to act for QLT until such time as the shareholders approve alternate auditors.

        The following resolution will be submitted for a shareholder vote at the Annual Meeting:

    "BE IT RESOLVED that Deloitte LLP, an independent registered public accounting firm, be appointed as independent auditors of QLT Inc. for the ensuing year, and the directors of QLT Inc. be authorized to fix the remuneration to be paid to the auditors."

        The Board of Directors unanimously recommends that our shareholders vote "FOR" the proposal to appoint Deloitte LLP as our independent auditors for 2015 at a remuneration to be fixed by the directors of the Company.

 PROPOSAL NO. 4

ADVISORY VOTE ON THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS
("SAY-ON-PAY VOTE")

Background

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC's rules. At the 2011 annual general meeting, our shareholders voted, on a non-binding, advisory basis, for the Company to hold future, non-binding advisory votes on the compensation of our named executive officers on an annual basis. After taking into consideration this voting result, the Board determined that it intends to hold non-binding advisory votes on the compensation of our named executive officers every year.

        At QLT's 2014 annual general meeting, shareholders approved by a majority of approximately 96% of shares voted, in a non-binding advisory vote, the compensation of QLT's named executive officers as disclosed in QLT's proxy statement for its 2014 annual general meeting. The QLT Compensation Committee has considered and will consider this shareholder advisory vote on executive compensation in determining the compensation of QLT's named executive officers for 2015.

        As more fully described under "Compensation Discussion and Analysis" section of this Proxy Statement, QLT's compensation philosophy is to provide a compensation package that attracts, retains and motivates executives and rewards business successes that have the potential to increase shareholder value. More specifically, the Compensation Committee of the Board seeks to:

  •
  provide a total compensation program that is competitive with other companies in the pharmaceutical and biotechnology industries with which QLT competes for executive talent;

  •
  place a significant portion of executive compensation at risk by linking cash incentive compensation to the achievement of pre-established corporate financial and operational performance objectives and other individual key objectives within the executive's area of responsibility and by using equity as a key component of QLT's compensation program;

  •
  provide long-term incentive compensation that focuses executives' efforts on building shareholder value by aligning their interests with those of QLT's shareholders; and

  •
  promote stability and retention of QLT's management team.

        Consistent with QLT performance-based philosophy, a significant portion of potential compensation is based upon performance- and equity-based programs. These programs include awards that are based on QLT's operational and financial performance and provide compensation in the form of cash, and equity-based incentive awards that are tied to both QLT's short-term and long-term performance and achievement of goals. The performance-based bonus program rewards short-term performance; while QLT's equity awards, coupled with its stock ownership guidelines, reward long-term performance and align the interests of management with those of QLT's shareholders.

Board of Directors' Recommendation

        Our Board of Directors believes that the information provided above and within the "Compensation Discussion and Analysis" section of this Proxy Statement demonstrates that our executive compensation program will ensure that management's interests are aligned with our shareholders' interests and support long-term value creation.

        The following resolution will be submitted for a shareholder vote at the Annual Meeting:

    "BE IT RESOLVED that the shareholders of QLT Inc. approve, on an advisory basis, the compensation of QLT's named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Proxy Statement."

        The say-on-pay vote is advisory, and therefore not binding on QLT, the Compensation Committee or our Board of Directors. However, the Board of Directors will review the voting results and take them into consideration when making future decisions about executive compensation.

        The Board of Directors unanimously recommends that our shareholders vote "FOR" the proposal to approve the compensation of QLT's named executive officers, as described in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this Proxy Statement.

 INTEREST OF CERTAIN PERSONS IN MATERIAL TRANSACTIONS

        Unless otherwise disclosed in this Proxy Statement, none of the directors, director nominees, executive officers, persons who have been directors or executive officers at any time since the beginning of QLT's last completed fiscal year, or any beneficial owner of more than 5% of the outstanding common shares of QLT or any associate or affiliate of such person, had any material interest, direct or indirect, in any transaction or proceeding during the past fiscal year or in any proposed transaction or pending proceeding which has materially affected or will materially affect QLT or its subsidiaries. In the event that a director is determined to have any material interest, direct or indirect, in any transaction or proceeding or in any proposed transaction or pending proceeding of QLT, only those directors not having a material interest would be permitted to consider and evaluate any such transaction or any agreements relating to that transaction, or any actions to be undertaken by QLT relating to such proceeding.

        QLT has entered into indemnity agreements with our directors and all other officers which provide, among other things, that, subject to any requirements that may exist under the BCBCA or the Articles of QLT, QLT will indemnify such officer or director, under the circumstances and to the extent specified, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made a party by reason of his or her position as a director or officer of QLT.

 AUDITED CONSOLIDATED FINANCIAL STATEMENTS
AND ADDITIONAL INFORMATION

        A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 was previously mailed to all registered and beneficial shareholders of QLT. The Audited Consolidated Financial Statements of QLT for its most recently completed fiscal year ended December 31, 2014, together with the Auditors' Report thereon, which are included in our Annual Report for Canadian regulatory purposes, will be presented at the Annual Meeting. Copies of the Audited Consolidated Financial Statements, including management discussion and analysis, are available on our website at www.qltinc.com or upon request directly to QLT to the attention of "QLT Investor Relations," 887 Great Northern Way, Suite 250, Vancouver, British Columbia, Canada, V5T 4T5 (Phone: 604-707-7000; Fax: 604-707-7001; e-mail: ir@qltinc.com).

        Additional information relating to QLT has been filed and is available on SEDAR at www.sedar.com and from the SEC's website at www.sec.gov.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and beneficial owners of more than 10% of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such executive officers, directors and 10% beneficial owners are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file.

        To our knowledge, based solely on our review of the copies of such reports received by us or written representations from certain reporting persons that no Forms 5 were required for such persons, we believe that during 2014 all Section 16(a) filing requirements applicable to our executive officers, directors and 10% beneficial owners were complied with.

OTHER BUSINESS

        The Board is not aware of any other matter that will be presented at the Annual Meeting. If other matters properly come before the Annual Meeting, both the Interim Chief Executive Officer and the Chairman of the Board intend to vote the common shares represented by proxy for which either of them is appointed in accordance with their best judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS OF QLT INC.

Dr. Geoffrey F. Cox Interim Chief Executive Officer

APPENDIX "A"

PLAN OF ARRANGEMENT

QLT INC.
PLAN OF ARRANGEMENT UNDER
SECTIONS 288 TO 299 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

INTERPRETATION

1.1   Definitions

        In this Plan of Arrangement:

(a)
"Aralez" means Aralez Pharmaceuticals Limited, a company existing under the laws of Ireland, which, prior to the Effective Date will be renamed Aralez Pharmaceuticals plc and will be re-registered as a public limited company incorporated in Ireland.

(b)
"Aralez Cash Consideration" means $7.20 per Aralez Share, which QLT is contractually entitled to receive pursuant to the terms and conditions of a backstop agreement dated June 8, 2015 entered into among QLT, Broadfin Healthcare Master Fund Ltd., JW Partners, LP, JW Opportunities Fund, LLC, ECOR1 Capital Fund, L.P., and ECOR1 Capital Fund Qualified, L.P.

(c)
"Aralez Cash Election Notice" means the notice of election given by a QLT Shareholder in accordance with Section 2.2 pursuant to which a QLT Shareholder may elect to receive Aralez Cash Consideration in lieu of Aralez Shares, subject to proration in accordance with Section 2.3.

(d)
"Aralez Closing" means the acquisition by QLT of 6,250,000 Aralez Shares or such other number of Aralez Shares acquired by QLT pursuant to the terms and conditions of a share subscription agreement dated June 8, 2015, as amended on October 29, 2015 and as may be further amended or supplemented from time to time.

(e)
"Aralez Shares" means ordinary shares of Aralez.

(f)
"Aralez Share Exchange Ratio" means the number, rounded down to the nearest five decimal places, that is equal to the quotient obtained by dividing the number of Aralez Shares acquired by QLT pursuant to the Aralez Closing by the number of QLT Shares issued and outstanding on the Record Date.

(g)
"Arrangement" means an arrangement under Sections 288 to 299 of the Business Corporations Act on the terms and conditions set forth in this Plan of Arrangement.

(h)
"Board" means the board of directors of QLT.

(i)
"Business Corporations Act" means the Business Corporations Act, S.B.C. 2002, c. 57, as amended.

(j)
"Business Day" means any day which is not a Saturday, Sunday or a day on which banks are not open for business in the relevant place.

(k)
"Computershare" means, together, Computershare Investor Services Inc., QLT's registrar and transfer agent, and its affiliate Computershare Trust Company of Canada, a trust company.

(l)
"Convertible Notes" means convertible redeemable notes of QLT in the principal amount of up to $25,000,000, or such other principal amount as may be determined by the Board prior to the Effective Date, having the substantive terms described in the QLT Proxy Statement and governed by the Note Indenture.

(m)
"Convertible Note Exchange Ratio" means the dollar figure, rounded down to the nearest whole cent, that is equal to the quotient obtained by dividing the principal amount of the Convertible Notes by the number of QLT Shares issued and outstanding on the Record Date.

(n)
"Court" means the Supreme Court of British Columbia.

(o)
"Effective Date" means the date on which the last of all necessary documents to effect the Plan of Arrangement have been filed with the Registrar.

(p)
"Election Deadline" means 5:00 p.m. (Pacific standard time) on the date established by QLT as the date by which each QLT Shareholder wishing to make an election as out in Section 2.2(a) must deposit with Computershare its duly completed Aralez Cash Election Notice in accordance with Section 2.2.

(q)
"holder" means, when used with reference to any QLT Shares, the holder of such QLT Shares, as shown from time to time on the register of shareholders maintained by Computershare on behalf of QLT.

(r)
"ITA" means the Income Tax Act (Canada).

(s)
"Maximum Cash" means $15,000,000.

(t)
"Note Indenture" means, subject to Section 2.8, the note indenture that may be entered into by QLT and Computershare, or one or more third parties, to govern the Convertible Notes.

(u)
"Plan of Arrangement" means this plan of arrangement, proposed under Sections 288 to 299 of the Business Corporations Act, as amended and supplemented from time to time in accordance herewith and any order of the Court.

(v)
"QLT" means QLT Inc., a company incorporated under the laws of British Columbia.

(w)
"QLT Class A Common Shares" has the meaning set out in Section 2.1(a).

(x)
"QLT Deferred Share Unit" means a deferred share unit issued pursuant to the QLT Deferred Share Unit Plan, each of which is converted only into cash and has a value equal to the market price of QLT Shares.

(y)
"QLT Deferred Share Unit Plan" means the QLT Directors' Deferred Share Unit Plan.

(z)
"QLT Meeting" means the annual general and special meeting of QLT Shareholders and any adjournment thereof to be held to, among other things, consider and, if deemed advisable, approve the Arrangement.

(aa)
"QLT Option" means an incentive stock option of QLT issued pursuant to the QLT Option Plan which is exercisable to acquire QLT Shares.

(bb)
"QLT Option Plan" means the QLT 2000 Incentive Stock Plan as amended and restated on April 25, 2013.

(cc)
"QLT Proxy Statement" means the notice of the QLT Meeting and the accompanying proxy statement, including all schedules thereto, to be sent to the QLT Shareholders and others in connection with the QLT Meeting, together with any amendments or supplements thereto.

(dd)
"QLT Restricted Stock Unit" means a restricted stock unit of QLT issued pursuant to the QLT Option Plan which entitles the holder, upon vesting, to acquire QLT Shares.

(ee)
"QLT Securityholders" means, collectively, QLT Shareholders, holders of QLT Options, holders of QLT Deferred Share Units and holders of QLT Restricted Stock Units;

(ff)
"QLT Shareholders" means the registered holders of QLT Shares as of the Record Date.

(gg)
"QLT Shares" means the common shares in the authorized share structure of QLT as constituted prior to the Effective Date, and from and after the Effective Date, it means QLT Class A Common Shares.

(hh)
"Registrar" means the Registrar of Companies appointed under Section 400 of the Business Corporations Act.

(ii)
"Record Date" means the date established by QLT for the purpose of determining the QLT Shareholders entitled to receive any of, or all of, the QLT Class A Common Shares, Aralez Shares (or Aralez Cash Consideration fully or partially in lieu thereof) and Convertible Notes under the Arrangement.

(jj)
"Replacement Deferred Share Unit" has the meaning set out Section 2.1(h).

(kk)
"Replacement Deferred Share Unit Plan" means the plan adopted by QLT pursuant to which the Replacement Deferred Share Units will be issued, which plan will have the same terms and conditions as the QLT Deferred Share Unit Plan except that any references to QLT Shares in such plan will be deemed to be to QLT Class A Common Shares.

(ll)
"Replacement Option" has the meaning set out Section 2.1(f).

(mm)
"Replacement Option Plan" means the plan adopted by QLT pursuant to which the Replacement Options and Replacement Restricted Stock Units will be issued, which plan will have the same terms and conditions as the QLT Option Plan except that any references to QLT Shares in such plan will be deemed to be to QLT Class A Common Shares.

(nn)
"Replacement Restricted Stock Unit" has the meaning set out Section 2.1(g).

(oo)
"Total Elected Cash" has the meaning set out Section 2.3.

1.2   Headings and References

        The division of this Plan of Arrangement into Articles and sections and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Plan of Arrangement. Unless otherwise specified, references to sections are to sections of this Plan of Arrangement.

1.3   Number, etc.

        Unless the context otherwise requires, words importing the singular number only will include the plural and vice versa; words importing the use of any gender will include all genders; and words importing persons will include firms and corporations and vice versa.

1.4   Construction

        In this Plan of Arrangement unless otherwise indicated:

(a)
the words "include", "including" or "in particular", when following any general term or statement, will not be construed as limiting the general term or statement to the specific items or matters set forth or to similar items or matters, but rather as permitting the general term or statement to refer to all other items or matters that could reasonably fall within the broadest possible scope of the general term or statement;

(b)
a reference to a statute means that statute, as amended and in effect as of the date of this Plan of Arrangement, and includes each and every regulation and rule made thereunder and in effect as of the date hereof;

(c)
where a word, term or phrase is defined, its derivatives or other grammatical forms have a corresponding meaning; and

(d)
time is of the essence.

1.5   Currency

        Currency amounts are expressed in United States dollars.

THE ARRANGEMENT

2.1   The Arrangement

        On the Effective Date, subject to the provisions of Section 4.1, the following will occur and will be deemed to occur in the following order without any further authorization, act or formality:

(a)
QLT's authorized share structure, its Notice of Articles and Articles will be altered by:

(i)
creating 500,000,000 Class A common shares (the "QLT Class A Common Shares"); and

(ii)
creating and attaching to the QLT Class A Common Shares the special rights and restrictions set out in Exhibit I, which will be contained in Part 26 of the Articles;

(b)
each issued and outstanding QLT Share will be and be deemed to be exchanged for the following:

(i)
one QLT Class A Common Share;

(ii)
such number of Aralez Shares as is equal to the Aralez Share Exchange Ratio or, in lieu of such Aralez Shares, the Aralez Cash Consideration if QLT has received the Aralez Cash Consideration and such holder has so elected in accordance with Section 2.2, subject to proration in accordance with Section 2.3; and

  (iii)
  if so authorized by the Board, such principal amount of Convertible Notes as is equal to the Convertible Note Exchange Ratio, subject to Section 2.4;

  and all QLT Shares will be cancelled and will form part of the authorized but unissued share capital of QLT and no QLT Shares will remain outstanding;

(c)
QLT's authorized share structure, its Notice of Articles and Articles will be altered by:

(i)
reducing the authorized capital by eliminating the authorized and unissued QLT Shares;

(ii)
deleting the special rights and restrictions attached to the QLT Class A Common Shares and by deleting Part 26 of the Articles of QLT in its entirety; and

(iii)
altering the identifying name of all of the QLT Class A Common Shares to be "common shares";

(d)
the QLT Option Plan will be cancelled and will have no further force or effect and the Replacement Option Plan will be deemed to be adopted by QLT and in effect;

(e)
the QLT Deferred Share Unit Plan will be cancelled and will have no further force or effect and the Replacement Deferred Share Unit Plan will be deemed to be adopted by QLT and in effect;

(f)
each outstanding QLT Option will be deemed to be exchanged for a stock option (a "Replacement Option") on the same terms and conditions as the QLT Stock Option so exchanged except that such Replacement Option will be exercisable to acquire a QLT Class A Common Share and will be issued pursuant to, and governed by the terms of, the Replacement Option Plan;

(g)
each outstanding QLT Restricted Stock Unit will be deemed to be exchanged for a restricted stock unit (a "Replacement Restricted Stock Unit") on the same terms and conditions as the QLT Restricted Stock Unit so exchanged except that such Replacement Restricted Stock Unit will entitle the holder, upon vesting, to acquire a QLT Class A Common Share and will be issued pursuant to, and governed by the terms of, the Replacement Option Plan; and

(h)
each outstanding QLT Deferred Share Unit will be deemed to be exchanged for a deferred share unit (a "Replacement Deferred Share Unit") on the same terms and conditions as the QLT Deferred Share Unit so exchanged except that the value of such Replacement Deferred Share Unit will be equal to the value of a QLT Class A Common Share and will be issued pursuant to, and governed by the terms of, the Replacement Deferred Share Unit Plan.

2.2   Aralez Cash Election

        With respect to the distribution of Aralez Shares effected pursuant to Section 2.1(b)(ii):

(a)
each QLT Shareholder may elect to receive, in respect of each Aralez Share distributable to such QLT Shareholder pursuant to this Plan of Arrangement, the Aralez Cash Consideration, subject to proration in accordance with Section 2.4;

(b)
the election provided for in Section 2.2(a) will be made by each QLT Shareholder by depositing with Computershare, prior to the Election Deadline, a duly completed Aralez Cash Election Notice;

(c)
any Aralez Cash Election Notice, once deposited with Computershare, will be irrevocable and may not be withdrawn by a QLT Shareholder;

(d)
any QLT Shareholder who does not deposit with Computershare a duly completed Aralez Cash Election Notice prior to the Election Deadline will be deemed to have elected to receive Aralez Shares in respect of all of such holder's QLT Shares; and

(e)
notwithstanding Section 2.3 and any other contrary provision herein, in the event QLT does not receive the Aralez Cash Consideration, QLT Shareholders will not be entitled to receive the Aralez Cash Consideration.

2.3   Proration

        Subject to Section 2.2, the maximum amount of cash that may, in the aggregate, be paid to the QLT Shareholders pursuant to Section 2.1(b)(ii) will be equal to the Maximum Cash. In the event that the aggregate amount of cash that would, but for this Section 2.3, be paid to QLT Shareholders in accordance with the elections of such QLT Shareholders pursuant to Section 2.2 (the "Total Elected Cash"), exceeds the Maximum Cash, then the aggregate amount of cash to be paid to any QLT Shareholder will be determined by multiplying the aggregate amount of elected cash that would, but for this Section 2.3, be paid to such QLT Shareholder by a fraction, rounded down to five decimal places, the numerator of which is the Maximum Cash and the denominator of which is the Total Elected Cash. As a result, such holder: (i) will be deemed to have elected to receive cash for such number of Aralez Shares, rounded down to the nearest whole Aralez Share, as is equal to the amount of cash received divided by the Aralez Cash Consideration, and (ii) will receive Aralez Shares for the remainder of such holder's election entitlement for which, but for this Section 2.3, such holder would have received cash.

2.4   Entitlement to Convertible Notes

        In any case where the aggregate principal amount of Convertible Notes payable to a particular QLT Shareholder under this Arrangement would be less than $100.00, such QLT Shareholder will receive a cash payment of such amount in lieu of the Convertible Notes.

2.5   Entitlement to Cash Consideration

        In any case where the aggregate cash consideration payable to a particular QLT Shareholder under this Arrangement would, but for this Section 2.5, include a fraction of a cent, the consideration payable will be rounded down to the nearest whole cent.

2.6   No Fractional Aralez Shares

        No certificates representing fractional Aralez Shares will be issued under the Arrangement and no Aralez Cash Consideration will be paid in respect of fractional Aralez Shares. Where the aggregate number of Aralez Shares to be issued under the Arrangement would result in a fraction of an Aralez Share being issuable to a QLT Shareholder, the number of Aralez Shares to be received by such QLT Shareholder will be rounded down to the nearest whole Aralez Share and no QLT Shareholder will be entitled to any compensation in respect of a fractional Aralez Share.

2.7   Existing Certificates to Govern

(a)
The QLT Class A Common Shares to be issued pursuant to Section 2.1(b)(i) will be evidenced by the existing share certificates representing the QLT Shares, and no share certificates representing such QLT Class A Common Shares will be issued to the QLT Shareholders.

(b)
The Replacement Options to be issued pursuant to Section 2.1(f) will be evidenced by the existing stock option certificates representing the QLT Options, and no stock option certificates representing such Replacement Options will be issued under the Replacement Option Plan.

(c)
The Replacement Restricted Stock Units to be issued pursuant to Section 2.1(g) will be evidenced by the existing restricted stock unit certificates representing the QLT Restricted Stock Units, and no restricted stock unit certificates representing such Replacement Restricted Stock Units will be issued under the Replacement Option Plan.

(d)
The Replacement Deferred Share Units to be issued pursuant to Section 2.1(h) will be evidenced by the existing deferred share unit certificates representing the QLT Deferred Share Units, and no deferred share unit certificates representing such Replacement Deferred Share Units will be issued under the Replacement Deferred Share Unit Plan.

2.8   Board's Discretion

        For greater certainty, and notwithstanding anything to the contrary in this Plan of Arrangement, the entering into the Note Indenture and distribution of the Convertible Notes as set out in Section 2.1(b)(iii) is at the discretion of the Board.

DELIVERY OF SECURITIES AND CASH

3.1   Distribution of Aralez Share Certificates, Convertible Notes and Cash

        As soon as practicable following the Effective Date, QLT will cause Computershare to deliver to the QLT Shareholders as of the Record Date in accordance with the terms hereof, share certificates representing the Aralez Shares, certificates representing the Convertible Notes (as may be created in accordance with the terms of the Note Indenture, if any), the Aralez Cash Consideration and all other consideration to which such QLT Shareholders are entitled following the Arrangement.

3.2   Withholding and Sale Rights

        Each of QLT and Computershare will be entitled to deduct and withhold from (i) any Aralez Shares, Aralez Cash Consideration, Convertible Notes or other consideration otherwise issuable or payable pursuant to this Plan of Arrangement to any holder of QLT Shares, or (ii) any dividend or consideration otherwise payable to any holder of QLT Shares such amounts as QLT or Computershare, respectively, is required to deduct and withhold with respect to such issuance or payment, as the case may be, under the ITA, the U.S. Internal Revenue Code or any provision of provincial, state, local or foreign tax law, in each case as amended. To the extent that the amount so required to be deducted or withheld from the Aralez Shares, dividends or consideration otherwise issuable or payable to a holder exceeds the cash portion of the consideration otherwise payable to such holder, each of QLT and Computershare is hereby authorized to sell or otherwise dispose of, at such times and at such prices as it determines, in its sole discretion, such portion of the Aralez Shares otherwise issuable or payable to such holder as is necessary to provide sufficient funds to QLT and Computershare, as the case may be, to enable it to comply with such deduction or withholding requirement, and will notify the holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale or disposition (after deducting applicable sale commissions and any other reasonable expenses relating thereto) in lieu of the Aralez Shares or other consideration so sold or disposed of. To the extent that amounts are so withheld or Aralez Shares or other consideration are so sold or disposed of, such withheld amounts, or shares or other consideration so sold or disposed of, will be treated for all purposes as having been paid to the holder of the shares in respect of which such deduction, withholding, sale or disposition was made, provided that such withheld amounts, or the net proceeds of such sale or disposition, as the case may be, are actually remitted to the appropriate taxing authority. Neither QLT nor Computershare will be obligated to seek or obtain a minimum price for any of the Aralez Shares or other consideration sold or disposed of by it hereunder, nor will either of them be liable for any loss arising out of any such sale or disposition.

MISCELLANEOUS PROVISIONS

4.1   Amendment of the Plan of Arrangement

(a)
QLT reserves the right to amend, modify or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Date, provided that each such amendment, modification or supplement must be (i) set out in writing, (ii) approved by the Board, (iii) filed with the Court and, (iv) if made following the Meeting, approved by the Court, and communicated to the QLT Securityholders if and as required by the Court.

(b)
Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the Meeting shall be effective only if:

(i)
it is approved by the Board; and

(ii)
if required by the Court, it is consented to by the QLT Shareholders voting in the manner directed by the Court.

(c)
Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by QLT, provided that it concerns a matter which, in the reasonable opinion of QLT, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of any former QLT Securityholders.

4.2   Arrangement Effectiveness

        The Arrangement will become final and conclusively binding on the QLT Securityholders and QLT on the Effective Date.

4.3   Supplementary Actions

        Notwithstanding that the transactions and events set out in Section 2.1 will occur and will be deemed to occur in the chronological order therein set out without any act or formality, QLT will make, do, execute and deliver, or cause and procure to be made, done, executed and delivered all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may be required to give effect to this Plan of Arrangement, including, without limitation, any resolution of the Board authorizing the issue or transfer of shares, any share transfer powers evidencing the transfer of shares and any receipt therefor, and any necessary additions to or deletions from share registers.

 EXHIBIT I

SPECIAL RIGHTS AND RESTRICTIONS
ATTACHING TO THE CLASS A COMMON SHARES

Dividends

        The holders of the Class A Common Shares will, in the absolute discretion of the directors, be entitled to receive and the Company will pay out of monies of the Company properly applicable to the payment of dividends, such dividends as may be declared from time to time in respect of the Class A Common Shares. Notwithstanding any other provision of these Articles, the directors will not declare a dividend on the First Preference Shares or the Common Shares without declaring an identical dividend on the Class A Common Shares.

APPENDIX "B"

INTERIM ORDER

No.
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:

QLT INC.

PETITIONER

RE: IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING QLT INC. AND ITS SECURITYHOLDERS PURSUANT TO SECTIONS 288 TO 299 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA), S.B.C. 2002, c. 57, AS AMENDED

ORDER MADE AFTER APPLICATION

	)		)	, the

BEFORE	)	MASTER	)	day of

	)		)	November 10, 2015

ON THE APPLICATION of the Petitioner, QLT Inc.

        ☒    without notice, coming on for hearing at 800 Smithe Street, Vancouver, British Columbia on Tuesday, the 15th day of November, 2015 and on hearing counsel for the Petitioner, Carey Veinotte;

THIS COURT ORDERS that:

1.
The Petitioner, QLT Inc. (the "Petitioner" or "QLT"), be permitted to convene, hold and conduct an annual general and special meeting of its registered holders of common shares (the "QLT Shareholders") to be held at 10:00 a.m. (Pacific Standard Time) on December 15, 2015 in Vancouver, British Columbia at the offices of QLT at 1800–510 West Georgia Street, Vancouver, British Columbia (the "Meeting").

2.
At the Meeting, in addition to other routine matters, QLT Shareholders will consider and, if deemed advisable, pass, with or without variation, a special resolution (the "Arrangement Resolution"), authorizing, approving and agreeing to adopt a plan of arrangement (the "Plan of Arrangement") among the Petitioner and the QLT Securityholders (the "Arrangement") as described in the Plan of Arrangement attached as part of Exhibit "B" to the Affidavit of Glen Ibbott, sworn on November 6, 2015.

3.
The Meeting shall be called, held and conducted in accordance with the provisions of the Business Corporations Act (British Columbia), S.B.C. 2002, c. 27 (the "BCBCA"), as amended and the Articles of QLT, in each case subject to the terms of this Interim Order and any further Order of the Court.

4.
The following information (collectively the "Meeting Materials"):

(a)
the Notice of Annual General and Special Meeting of Shareholders;

(b)
the Proxy Statement;

(c)
the Interim Order; and

  (d)
  the Requisition for Final Hearing,

  in substantially the same form annexed as Exhibit "B" of the Affidavit of Glen Ibbott, sworn on November 6, 2015, with such amendments and inclusions thereto as counsel for the Petitioner may advise are necessary or desirable, provided that such amendments and inclusions are not inconsistent with the terms of this Order, shall be mailed by prepaid ordinary mail or sent by facsimile or other electronic transmission:

  (a)
  to the QLT Shareholders at their registered address as they appear on the books of the Petitioner at the close of business on November 6, 2015, being the record date for the determination of QLT Shareholders entitled to notice of the Meeting; and

  (b)
  to the directors and auditors of the Petitioner.

  which mailing shall occur at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing and excluding the date of the Meeting, and that service of the Meeting Materials as herein described, shall constitute good and sufficient service of such Notice of Annual General and Meeting of Shareholders and Notice of the Petition for a Final Order, upon all who may wish to appear in these proceedings, and no other service need be made, and such service shall be effective on the fifth day after the said Meeting Materials are mailed or, if sent by facsimile or other electronic transmission, on the date of said transmission.

5.
The Meeting Materials be mailed by prepaid ordinary mail or sent by facsimile or other electronic transmission to the holders of options and other rights to acquire securities of the Petitioner, to the extent that the holders of such rights are not already QLT Shareholders, which mailing shall occur at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing and excluding the date of the Meeting, and that service of the Meeting Materials as herein described shall constitute good and sufficient service of such Notice of Meeting and Notice of the Application for a Final Order upon all such persons and no other service need be made, and such service shall be effective on the fifth day after the said Meeting Materials are mailed or, if sent by facsimile or other electronic transmission, on the date of said transmission.

6.
The accidental omission to give the Notice of the Meeting or Notice of the Application for a Final Order to, or the non-receipt of such notices by, one or more of the persons specified herein, shall not invalidate any resolution passed or proceedings taken at the Meeting.

7.
The Chair of the Meeting (the "Chair") shall be an officer or director of the Petitioner or such other person as may be appointed by the QLT Shareholders for that purpose.

8.
The Chair is at liberty to call on the assistance of legal counsel to the Petitioner at any time and from time to time, as the Chair may deem necessary or appropriate during the Meeting, and such legal counsel is entitled to attend the Meeting for this purpose.

9.
The Meeting may be adjourned or postponed for any reason upon the approval of the Chair, and if the Meeting is adjourned or postponed, it shall be reconvened or held at a place and time to be designated by the Chair.

10.
The quorum required at the Meeting shall be the quorum required by the Articles of the Petitioner.

11.
The vote of QLT shareholders required to adopt the Arrangement Resolution at the Meeting shall be the affirmative vote of two-thirds of the common shares cast by QLT Shareholders who vote in person or by proxy on the Arrangement Resolution.

12.
The Chair or Secretary of the Meeting shall, in due course, file with the Court Affidavit(s) verifying the actions taken and the decisions reached by the QLT Shareholders at the Meeting with respect to the Arrangement.

13.
The only persons entitled to notice of or vote at the Meeting or any adjournment(s) or postponement(s) thereof either in person or by proxy shall be the QLT Shareholders as at the close of business on November 6, 2015 and the directors and auditors of the Petitioner.

14.
The Petitioner be at liberty to give notice of this application to persons outside the jurisdiction of this Honourable Court in the manner specified herein.

15.
Unless the directors of the Petitioner by resolution determine to abandon the Arrangement, the Application for the Final Order (the "Final Application") be set down for hearing before the presiding Judge in Chambers at the Courthouse at 800 Smithe Street, Vancouver, British Columbia, on December 16, 2015 at 9:45 a.m., or such other date following the date of the Meeting as the Petitioner may determine, and that, upon approval of the Arrangement Resolution at the Meeting in the manner set forth in this Interim Order, the Petitioner be at liberty to proceed with the Final Application on that date.

16.
Any QLT Shareholder and any holder of any other right to acquire a security of the Petitioner may appear at the Final Application provided that such person shall file a Response to the Petition filed herein, in the form prescribed by the Rules of Court of the Supreme Court of British Columbia, and deliver a copy of the filed Response, together with a copy of all material on which such person intends to rely at the Final Application, including an outline of such person's proposed submissions, to counsel for the Petitioner at its address for delivery as set out in the Petition, on or before 4:00 p.m. at least seven (7) days prior to the date of the Hearing of the Final Application, or as the Court may otherwise direct.

17.
Subject to other provisions in this Order no material other than that contained in the Meeting Materials need be served on any persons in respect of these proceedings.

18.
If the Final Application is adjourned, only those persons who have filed and delivered a Response in accordance with this Interim Order need to be served and provided with notice of the adjourned date.

19.
The provisions of Rule 8-1 (apart from the requirement for an Application Record) and 16-1 be hereby dispensed with for the purposes of any further application to be made pursuant to this Petition.

20.
The Petitioner and the QLT Shareholders, directors and auditors shall, and hereby do, have liberty to apply for such further Orders as may be appropriate.

APPENDIX "C"

REQUISITION FOR FINAL HEARING

No.
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:

QLT INC.

PETITIONER

RE: IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING QLT INC. AND ITS SECURITYHOLDERS PURSUANT TO SECTIONS 288 TO 299 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA), S.B.C. 2002, c. 57, AS AMENDED

REQUISITION — GENERAL

Filed by:        The Petitioner, QLT Inc. ("QLT")

Required:

To re-set the Hearing of the Petition to December 16, 2015 at 9:45 a.m. before the presiding Judge in Chambers at the Courthouse at 800 Smithe Street, Vancouver, British Columbia, for a final order (the "Final Order") approving an arrangement (the "Arrangement") under section 291 of the Business Corporations Act (British Columbia), S.B.C. 2002, c. 57, as amended, described in the Plan of Arrangement, which is attached as Schedule "A" to the draft form of the Final Order which is attached as Exhibit "A" to this Requisition.

Please take notice that by an Interim Order of the Supreme Court of British Columbia, pronounced on, November 10, 2015, the Court has given directions as to the calling of a special meeting of the shareholders of the Petitioner for the purpose of voting upon a special resolution to approve the Arrangement.

At the Hearing of the Application for the Final Order (the "Final Application"), any shareholder of the Petitioner, director or auditor of the Petitioner, or any other interested party with leave of the Court, desiring to support or oppose the Final Application may, after filing a Response and related materials as outlined in the Interim Order and further herein, appear for that purpose, either in person or by counsel. If you do not attend, either in person or by counsel, at that time, the Court may approve the Arrangement as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, without any further notice to you.

If you wish to appear at the Final Application or wish to be notified of any further proceedings, YOU MUST GIVE NOTICE of your intention by filing a Response to Petition with the Court at the Court Registry at 800 Smithe Street, Vancouver, British Columbia, and YOU MUST ALSO DELIVER a copy of the filed Response, together with a copy of all material on which you intend to rely at the Final Application, if any, to counsel for the Petitioner at their address for delivery set out below by 4:00 p.m. (Pacific Standard Time) on December 9, 2015 or at a later date with leave of the Court.

The Petitioner's address for delivery is:	Taylor Veinotte Sullivan, Barristers Suite 300 – 1168 Hamilton Street Vancouver, BC V6B 2S2 Telephone: (604) 687-7007

Attention: Carey Veinotte

You or your counsel may file the Response. You may obtain a form of Response at the Court Registry.

If you do not file a Response and attend either in person or by counsel at the time of such Final Application, the Court may approve the Arrangement, as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, all without any further notice to you. Any person desiring further information about the steps that must be taken prior to making submissions may contact counsel for the Petitioner at the address set out above.

A copy of the Petition and other documents in the proceedings will be furnished to any shareholder of the Petitioner or other interested party requesting the same by counsel for the Petitioner.

This Requisition is supported by the following:

  1.
  Petition dated November 6th, 2015 and filed herein;

  2.
  Affidavit No. 2 of    •    , made November     •    , 2015; and

  3.
  Interim Order of Master    •    , pronounced November     •    , 2015.

It is anticipated that this Final Application will not be contentious and will take 10 minutes to be heard.

Date:	November •, 2015	Signature of Carey Veinotte

		☐ Petitioner	☒ lawyer for the Petitioner

This REQUISITION was prepared by the law firm of Taylor Veinotte Sullivan, Barristers (Attention: Carey Veinotte), Suite 300 – 1168 Hamilton Street, Vancouver, British Columbia, V6B 2S2, Telephone: (604) 687-7007.

 EXHIBIT "A" — DRAFT FINAL ORDER

No.
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:

QLT INC.

PETITIONER

RE: IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING QLT INC. AND ITS SECURITYHOLDERS PURSUANT TO SECTIONS 288 TO 299 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA), S.B.C. 2002, c. 57, AS AMENDED

ORDER MADE AFTER APPLICATION

	)		)	•, the

BEFORE	)	THE HONOURABLE	)	• day of

	)		)	•, 2015

ON THE APPLICATION of the Petitioner, QLT Inc.

        ☒    coming on for hearing at 800 Smithe Street, Vancouver, British Columbia on December 16, 2015 and on hearing counsel for the Petitioner, Carey Veinotte;

AND UPON all of the terms of the Interim Order in this proceeding pronounced on November 10, 2015 having been complied with and the requisite approval of the Shareholders of the Petitioner having being obtained at the Meeting (as defined in the Interim Order) of the Petitioner called and held in accordance with the Interim Order;

AND UPON IT APPEARING that the terms and conditions of the arrangement (the "Arrangement") as described in the plan of arrangement, a copy of which is annexed as Schedule "A" to this Order (the "Plan of Arrangement") may properly be approved by this Honourable Court.

THIS COURT DECLARES:

1.
that the Arrangement be and is hereby approved as being fair and reasonable to the holders of common shares, options, restricted stock units and deferred share units of the Petitioner; and

THIS COURT ORDERS:

1.
that the Arrangement be and is hereby, approved, and shall be implemented in the manner set forth in the Plan of Arrangement and be binding on the Petitioner and its Securityholders in accordance with the terms of the Plan of Arrangement; and

2.
that the Petitioner shall, and hereby does, have liberty to apply for such further Order or Orders as may be appropriate.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

Signature of
☐ petitioner	☒ lawyer for Petitioner,

QLT INC. Carey Veinotte
By the Court

Registrar

Holder Account Number Security Class 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com Form of Proxy - Annual General and Special Meeting to be held on Tuesday, December 15, 2015 at 10:00 AM (Pacifi c Time) 016N5A This Form of Proxy is solicited by and on behalf of Management. Fold Fold Mr A Sample Designation (if any) Add1 Add2 add3 add4 add5 add6 C1234567890 XXX 000001 123 CPUQC01.E.INT/000001/i1234 1-866-732-VOTE (8683) Toll Free CONTROL NUMBER 123456789012345 VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To Vote Using the Telephone To Vote Using the Internet • Call the number listed BELOW from a touch tone telephone. • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specifi ed a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identifi ed in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by Friday, December 11, 2015 at 10:00 AM (Pacifi c Time).

1 8 3 6 9 4 016N6A Fold Fold C1234567890 XXX 123 MR SAM SAMPLE Q L T Q 999999999999 X X X X A R 1 Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your proxy, you may register online to receive the above fi nancial report(s) by mail at www.computershare.com/mailinglist. Authorized Signature(s) – This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. MM / DD / YY Date Signature(s) 1. Election of Directors 01. Jason M. Aryeh For Withhold 04. Jeffrey A. Meckler 02. Dr. Geoffrey F. Cox, Ph.D For Withhold 05. Dr. Stephen L. Sabba, M.D. 03. Dr. John W. Kozarich, Ph.D For Withhold 06. John C. Thomas, Jr. 3. Appointment of Auditors To appoint Deloitte LLP as independent Auditors of the Company for the ensuing year and to authorize the Directors to fi x the remuneration to be paid to the Auditors. For Withhold 2. Approval of Reorganization of Share Capital To approve, by special resolution, a reorganization of the Company’s share capital pursuant to a statutory plan of arrangement, as more particularly set forth in the accompanying Proxy Statement. 4. Advisory Vote on the Compensation of Named Executive Offi cers To approve, on an advisory basis, the compensation of the Company’s named executive offi cers, as disclosed in the Compensation and Discussion Analysis, compensation tables and narrative discussion set forth in the accompanying Proxy Statement. For Against Withhold For Against Withhold I/We being holder(s) of QLT Inc. hereby appoint: Mr. Jason M. Aryeh, Chairman of the Board, or failing him, Dr. Geoffrey F. Cox, Interim Chief Executive Offi cer of the Company, Appointment of Proxyholder Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting. OR as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fi t) and all other matters that may properly come before the Annual General and Special Meeting of shareholders of QLT Inc. (the “Company”) to be held at 1800 - 510 West Georgia Street, Vancouver, B.C. V6B 0M3, on Tuesday, December 15, 2015 at 10:00 AM (Pacifi c Time) and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.